PACIFIC PROTECTOR PLUS VUL  PROSPECTUS July 23, 2024

Pacific Protector Plus VUL is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company (“Pacific Life”) with variable options issued through the Pacific Select Exec Separate Account as well as fixed and indexed fixed options issued by Pacific Life.

● Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

● Variable means the Policy’s value depends on the performance of the Investment Options you choose.

● Universal life insurance means you can accumulate cash value and the Policy provides a Death Benefit to the Beneficiary you choose.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy value, plus any Policy charges and fees deducted, less Policy Debt. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply. In order to sell this product, a financial professional must be a properly licensed and appointed life insurance producer.

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy. This Policy is subject to availability, is offered at our discretion, and may be discontinued for purchase at any time. The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It’s not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in a Policy involves risk, including possible loss of principal and previous earnings.

Withdrawals are not allowed in the first Policy Year.

Variable and indexed-linked life insurance policies are complex investment vehicles, and an investor should speak with their financial professional about Policy features, Investment Options, benefits, risks, and fees and whether the Policy is appropriate for them based on their financial situation and objectives. The Fixed Options and Indexed Fixed Options are not registered with the SEC.

Voting Rights	95
Distribution Arrangements	96
Legal Proceedings and Legal Matters	97
Financial Statements	97
Appendix: Funds Available Under the Policy	98
Appendix: State Law Variations	102

Where To Go For More Information back cover

SPECIAL TERMS

In this prospectus, you or your mean the policyholder or Owner. Pacific Life, we, us or our refer to Pacific Life Insurance Company. Policy means a Pacific Protector Plus VUL variable life insurance policy, unless we state otherwise.

If you have any questions, please ask your financial professional or call us at (800) 347-7787. In order to sell this product, a financial professional must be a properly licensed and appointed life insurance producer.

1 – Year Indexed Account – an Account that is part of our General Account. We credit interest on the Indexed Account, in part, based on any positive change in an Index for a Segment Term. This account offers a guaranteed participation rate of 100%, a 2% guaranteed minimum Growth Cap, a guaranteed Segment Adjustment Factor equal to 1, and a 0% guaranteed interest rate. This account is called “1 Year Indexed Account” in your Policy.

1 – Year High Par Volatility Control Indexed Account – an Account that is part of our General Account. We credit interest on the Indexed Account, in part, based on any positive change in an Index for a Segment Term. This account offers a guaranteed participation rate of 25%, a guaranteed Segment Adjustment Factor equal to 1, and a 0% guaranteed interest rate. This account is called “1-Year Indexed Account 11” in your Policy.

(See the INDEXED FIXED OPTIONS section in this prospectus for a summary table of the differences between the various Indexed Accounts.)

Accounts – consist of the Fixed Accounts, the Variable Accounts, the Indexed Accounts, and the standard Loan Account, each of which may be referred to as an Account.

Account Deductions – treated as a proportionate deduction from the Fixed and Variable Account Value until each have been reduced to zero. Any remaining deductions will be deducted proportionately from each Segment Value across all Segments in the Indexed Accounts. In lieu of the above and at our sole discretion, we may make available the option for the Owner(s) to select the Fixed or Variable Accounts and amounts where the Account Deductions are taken from. Call us to confirm that this option is available.

Accumulated Value – the total amount of your Policy’s Variable Account Value, Fixed Account Value, Indexed Account Value and the Standard Loan Account Value, on any Business Day.

Address on Record – is your last known address and/or the last known address of an assignee of record. An Address on Record includes a valid mailing address and may include e-mail addresses. It is your responsibility to inform us In Writing of any change to the Address on Record. You may not receive important communications, including but not limited to, a notification of pending termination for non-payment, if a valid mailing address in not provided to us.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Allocation Instructions – your instruction to us that identifies the Investment Option(s) to which Net Premium and other Account Additions (Premium payments and/or loan repayments) will be allocated. You may elect to change your Allocation Instructions for future premiums at any time by Written Request. A change will be effective as of the end of the Business Day on which we receive such Written Request.

Basic Face Amount – is the sum of the Face Amounts of all Basic Life Coverage Layers on the Insured. The Face Amount of the initial Basic Life Coverage is shown in the Policy Specifications.

Basic Life Coverage – is insurance Coverage on the Insured provided by this Policy as shown in the Policy Specifications and any related Supplemental Schedule of Coverage.

Basic Life Coverage Layer – is a layer of insurance coverage on the Insured. There may be one or more Basic Life Coverage Layers created at issue. In addition, each increase in Basic Face Amount will create a new Basic Life Coverage Layer. Each Basic Life Coverage Layer has its own Face Amount, Risk Class, Basic Life Coverage Layer Date, and set of charges. The Face Amount, Risk Class, Basic Life Coverage Layer Date and set of charges for each initial Basic Life Coverage Layer are shown in the Policy Specifications. The Face Amount, Risk Class, Basic Life Coverage Layer Date and set of charges for any Basic Life Coverage Layer added at a later time will be shown in a Supplemental Schedule of Coverage sent to the Address on Record at that time. The Face Amount of a Basic Life Coverage Layer cannot be terminated without terminating the Policy. Any Basic Life Coverage Layer that is added after issue may be decreased to zero.

Basic Life Coverage Layer Date – is the date that a particular Basic Life Coverage Layer is effective. Basic Life Coverage Layer months, years and anniversaries are measured from this date. The Basic Life Coverage Layer Date for each initial Basic Life Coverage Layer is the Policy Date as shown in the Policy Specifications.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Consumer Markets Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is also called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any Surrender Charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Closing Value – The Closing Value of the Index is the value of the Index as of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time. If an Index is traded on an exchange other than the New York Stock Exchange, we will use that exchange’s closing value. If no Closing Value is published for a given day, we will use the Closing Value for the next day for which the Closing Value is published. In calculating the change in value of the Index, we use the Closing Value of the Index.

Class – is used in determining Policy charges, interest credited, features of the Indexed Accounts, and depends on a number of factors, including but not limited to the Death Benefit, Basic Face Amount and Face Amount, Basic Life Coverage Layer, Policy Date, Policy duration, premiums paid, source of premium, Policy ownership structure, underwriting type, reinsurance, the Age and Risk Class of the Insured(s), requested or scheduled additions or increases of Basic Life Coverage Layers, and the presence of optional Riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other attached Riders.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Evidence of Insurability – is information, including among other things, medical information, satisfactory to us that is used to determine insurability and the Insured’s Risk Class, subject to our approval and issue limits.

Face Amount – the amount of life insurance Coverage on the Insured for each Basic Life Coverage or Layer, as shown in the Policy Specifications and any related Supplemental Schedule of Coverage. The Face Amount is subject to increase or decrease as provided elsewhere in the Policy.

Fixed Account 1– an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account.

Fixed Account Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account. Net Premiums and Accumulated Value under the Policy may be allocated to this account for accumulation at a fixed rate of interest declared by us. This account may earn a higher declared interest rate but has stricter allocation rules than Fixed Account 1.

Fixed Options – Investment Options that are part of our General Account and that consist of one or more Fixed Accounts available under this Policy. The Fixed Accounts available as of the Policy Date are Fixed Account 1 and the Fixed LT Account. Net Premiums and Accumulated Value under the Policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Free Look Transfer Date – the day we transfer Accumulated Value from the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose.

Fund – one of the funds providing underlying funds offered by a registered open-end management investment company as a Variable Investment Options offered under the Policy.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Grace Period – a 61-day period, beginning on the date we send you, and anyone to whom you have assigned your Policy, notice that your Policy’s Accumulated Value less Policy Debt is insufficient to pay the Monthly Deduction. The Grace Period gives you 61 days in which to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of hypothetical future Policy benefits based on the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit Option, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

Index – The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) and the BlackRock iBLD® Endura®. Both references to Indexes exclude dividends. Each Index is a price return index and the performance of an Index does not include income from any dividends or other distributions paid by the Index’s component companies. If dividends and other distributions were included, the Index performance would be higher. The BlackRock iBLD® is linked to the performance of an underlying ETF, but you are not investing in the underlying ETF. Index-based ETFs seek to track the investment results of a specific market index and are not actively managed. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance will not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying Index. This potential divergence between the ETF and the specific market index is known as tracking error.

Index Growth Rate – a rate that represents the change in value (up or down) of an Index from the Segment Start Date to Segment Maturity. We use this rate to help determine what amount may be credited as interest to an Indexed Account.

Numerically, the Index Growth Rate is (b ÷ a) – 1, where:

a = The Closing Value of the Index as of the day before the beginning of the Segment Term; and

b = The Closing Value of the Index as of the day before the end of the Segment Term.

Indexed Account – an account that is part of our General Account under the Contract to which Accumulated Value may be transferred or allocated to. The Indexed Account provides for credited interest based in part on the positive performance of a particular Index. Currently, there are two Indexed Accounts – the 1-Year Indexed Account and the 1-Year High Par Volatility Control Indexed Account.

Indexed Account Value – the total amount of your Policy’s Accumulated Value allocated to the Indexed Accounts. The Indexed Account Value will not include Segment Indexed Interest for any Segments that have not reached Segment Maturity.

Indexed Fixed Options – Investment Options that are part of our General Account and that consist of one or more Indexed Accounts available under this Policy.

In Force – means a Policy is in effect and provides a Death Benefit on the life of the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper Form may require, among other things, a notarized signature or some other proof of authenticity that is required for us to act on a Written Request. We do not generally require such proof, but we may ask for proof if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your financial professional if you have questions about the In Proper Form requirement for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, any available Indexed Fixed Options, or any additional Investment Options that may be added.

Lockout Period – a 12-month period of time during which you may not make any transfers into the Indexed Fixed Options. A Lockout Period begins any time a deduction is taken from the Indexed Fixed Options as a result of a Standard Loan or withdrawal that is not part of a Systematic Distribution Program.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for loans.

Loan Account Value – is equal to the Loan Account plus any loan interest credit.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code. The Minimum Death Benefit is equal to the Minimum Death Benefit Percentage multiplied by the Cash Surrender Value as determined under applicable tax law.

Minimum Segment Guaranteed Interest Rate – the minimum annual rate that will be used to help determine the Segment Guaranteed Interest, if any, and the Segment Indexed Interest Rate. Currently the rate is 0% and is guaranteed to never be lower than 0%.

Minimum Death Benefit Percentage – is a factor used to determine the Minimum Death Benefit. This factor will depend on the Death Benefit Qualification Test that you have chosen. The Minimum Death Benefit Percentages as of the Policy Date are shown in the Policy Specifications.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction – an amount that is deducted monthly from your Policy’s Accumulated Value on the Monthly Payment Date until the Monthly Deduction End Date. See the YOUR POLICY’S ACCUMULATED VALUE – Monthly Deductions section in this prospectus for more information.

Monthly Deduction End Date – is the date when Monthly Deductions end as shown in the Policy Specifications. This date is the Policy Anniversary when the Insured attains age 121.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0008295, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners. See the POLICY BASICS – Owners, the Insured, and Beneficiaries section in this prospectus for more information.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date upon which life insurance coverage under the Policy becomes effective. The Policy date is used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount necessary to repay any loan in full. It is equal to the Loan Account plus any accrued loan interest charge.

Policy Specifications – summarizes information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary and ends on the day before the next Policy Anniversary.

Premium Band – the amount used to determine any surplus premium load that may apply for premium paid that is greater than the Premium Band amount.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Segment – a portion of your Accumulated Value in an Indexed Fixed Option. We create a Segment when Accumulated Value is transferred from the Fixed Account to an Indexed Fixed Option.

Segment Adjustment Factor – one factor used in determining the final Segment Indexed Interest that is credited at Segment Maturity. The Segment Adjustment Factor may vary from Segment to Segment, however, once the Segment Adjustment Factor is established at Segment creation, it is guaranteed for the duration of that Segment. The Segment Adjustment Factor applies to the Segment Indexed Interest for each maturing Segment as follows: Segment Indexed Interest = the average of all Segment monthly balances over the entire Segment Term x Segment Indexed Interest Rate x Segment Adjustment Factor.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account, and 1-Year High Par Volatility Control Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate for the Indexed Fixed Options. Currently, the rate is 0%.

Segment Indexed Interest – at Segment Maturity, Segment Indexed Interest if any, will be credited to the Segment and is equal to the Segment Indexed Interest Rate for that Segment multiplied by the average of all Segment monthly balances over the entire Segment Term for that Segment. That amount will then be multiplied by the Segment Adjustment Factor to determine the final Segment Indexed Interest credited at Segment Maturity.

Segment Indexed Interest Rate – this is the rate that will be applied to a Segment at the end of a certain period after adjustment for any Participation Rate or any Growth Cap limits. The specific calculation for each Indexed Account is described below.

The Segment Indexed Interest Rate for the 1-Year Indexed Account reflects any growth in the Index, multiplied by the Participation Rate, subject to the Growth Cap, that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to the lesser of (a × b) and c - d, but not less than zero where:

a = Index Growth Rate

b = Participation Rate

c = Growth Cap

d = Minimum Segment Guaranteed Interest Rate

The Segment Indexed Interest Rate for the 1 Year High Par Volatility Control Indexed Account reflects any growth in the Index multiplied by the Participation Rate that exceeds the Minimum Segment Guaranteed Interest Rate. It is equal to (a x b) – c, but not less than zero where:

a = Index Growth Rate;

b = Participation Rate;

c = Minimum Segment Guaranteed Interest Rate.

Segment Maturity – the end of the Segment Term and the date we calculate any Segment Indexed Interest and credit it to the Segment.

Segment Maturity Value – the value of the Segment at Segment Maturity, including any Segment Indexed Interest.

Segment Start Dates – the dates on which transfers or Segment Maturity reallocations into the Indexed Fixed Options may occur, generally the 15th of each month as shown in your Policy Specifications. We use a Segment Start Date to determine Segment months and Segment years.

Segment Term – a one-year period beginning on the Segment Start Date and ending on the Segment Maturity date.

Segment Value – the amount transferred to an Indexed Fixed Option from a Fixed Account on the Segment Start Date. After the Segment Start Date but prior to Segment Maturity, the Segment Value equals a + b - c. On Segment Maturity, the Segment Value equals a+b+c+ d where:

a = The Segment Value as of the previous day;

b = The Segment Guaranteed Interest since the previous day;

c = Any Segment Deductions since the previous day; and

d = Any Segment Indexed Interest.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice that will be sent to the last known Address on Record, or by other means where permitted, reflecting certain changes made to your Policy after the Policy Date.

Surrender Charge – a charge that will apply for the first 14 Policy Years for the initial Basic Life Coverage Layer that reduces the Policy’s Accumulated Value if you surrender your Policy. Each subsequent increase in Coverage will result in an additional Basic Life Coverage Layer that has its own Surrender Charges that apply for 14 Policy Years.

Systematic Distribution Program – a program of periodic distribution that we designate, which includes periodic distribution of the Policy’s Accumulated Value through Policy loans and withdrawals while the Insured is alive and the Policy is In Force.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding underlying Fund.

Variable Account Value – the total amount of your Policy’s Accumulated Value allocated to the Variable Accounts.

Variable Investment Option (“Variable Option”) – a Variable Account available under this Policy that is part of the Separate Account.

When the Policy is In Force – this Policy is In Force as of the Policy Date, subject to your acceptance of the delivered Policy and payment of the initial premium.

Written Request or In Writing – your signed request in writing, that is received by us at our Administrative Office In Proper Form, containing information needed to act on the request. Written Request includes an electronic request provided in a form acceptable to us.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you fully surrender your Policy within the first 14 years of Policy issue or any Basic Life Coverage Layer added to the Policy (each Basic Life Coverage Layer will have its own 14-year Surrender Charge period from the date it went into effect) you will be assessed a Surrender Charge of up to a maximum of 4.404% ($44.04) per $1,000 of Basic Face Amount. This charge will vary based on the individual characteristics of the Insured and other options chosen.

For example, if you fully surrender your Policy within the first 14 years of Policy issue, you could pay a Surrender Charge up to $4,404 on a $100,000 of Basic Face Amount.

Fee Tables Surrendering Your Policy
Transaction Charges

In addition to Surrender Charges, you may also be charged for other transactions. These other charges may include charges for each premium paid, withdrawal charges for partial withdrawals, transfer fees for transfers among the Investment Options, fees for Illustration requests and fees with the exercise of certain riders.

Fee Tables Deductions From Your Premiums Making Withdrawals
Ongoing Fees and Expenses (annual charges)

In addition to Surrender Charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administrative charges, asset charges, Coverage charges, interest on any Policy loans, and the cost of optional benefits available under the Policy. Certain fees and expenses are set based on characteristics of the Insured (e.g. age, sex, and rating classification). Please review the Policy Specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds you choose under the Policy, as shown in the following table:

Fee Tables Monthly Deductions Appendix: Funds Available Under the Policy
	ANNUAL FEE	MINIMUM	MAXIMUM
	Variable Investment Options (Fund fees and expenses)	0.08%[1]	0.94%[1]

1 As a percentage of Fund net assets.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy, including loss of principal and any prior earnings.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a Death Benefit. This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Withdrawals are not allowed in the first Policy Year.

Surrender Charges apply for up to 14 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to income tax and tax penalties.

Principal Risks of Investing in the Policy Surrendering Your Policy
Risks Associated with Investment Options

An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy (e.g. Funds).

Each Investment Option (including the Fixed Options and any Indexed Fixed Options) will have its own unique risks. The Fixed Options and Indexed Fixed Options are not registered with the SEC.

You should review, working with your financial professional, the Investment Options before making an investment decision.

Principal Risks of Investing in the Policy Investment Options - Fixed Options Investment Options - Indexed Fixed Options Appendix: Funds Available Under the Policy
Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including the Fixed Options and any Indexed Fixed Options), guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling us at (800) 347-7787 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Policy About Pacific Life
Policy Lapse

Your Policy remains In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means no Death Benefit will be paid. There are costs associated with reinstating a lapsed Policy and there is no guarantee that a reinstatement will be approved.

Principal Risks of Investing in the Policy Lapsing and Reinstatement

RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Not all Investment Options may be available through your financial professional.

Transfers between Investment Options are generally limited to 25 each calendar year. Any transfers to or from Fixed Account 1 will be counted towards the 25 allowed each calendar year unless part of a transfer program (for example, the first year transfer service) or the transfer is from Fixed Account 1 to an Indexed Fixed Option. Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. Additional Fund, Fixed Option, and Indexed Fixed Options transfer restrictions apply. There is a $25 fee per transfer in excess of 12 transfers per Policy Year. We do not currently impose this charge.

Under the Fixed Options, only one transfer in any 12-month period may be made from each Fixed Option, except if you have signed up for the first year transfer service. Only one transfer into the Fixed LT Account is allowed during any 12-month period. There are frequency, amount and/or percentage limits on the amount that may be transferred into or out of the Fixed Options. These limits are significantly more restrictive than those that apply to transfers into or out of the Variable Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to the Variable Investment Options. Additional Fixed Option transfer restrictions apply.

Under the Indexed Fixed Options, once a Segment is created, you cannot transfer out of a Segment until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, if the withdrawal or loan was not part of a Systematic Distribution Program, a Lockout Period will apply, you will not be able to transfer into an Indexed Fixed Option for a 12-month period. Additional Indexed Fixed Option transfer restrictions apply.

Certain Funds may stop accepting additional investments into their Fund or may liquidate a Fund. In addition, if a Fund determines that excessive trading has occurred, they may limit your ability to continue to invest in their Fund for a certain period of time.

We reserve the right to remove, close to new investment, or substitute Funds as Investment Options. We reserve the right to add, remove, or change Fixed Options, Indexed Fixed Options, and Variable Investment Options.

Transferring Among Investment Options and Market-Timing Restrictions Transfer Services Loans Appendix: Funds Available Under the Policy
Optional Benefits

We offer several optional benefits in the form of a rider to the Policy. These riders can only be selected at Policy issue, may have an additional charge and could be subject to conditions to exercise or underwriting. Your selection of certain optional Riders may result in restrictions on some Policy benefits. Not all riders are available in every state. We may stop offering an optional benefit at any time for new Policy purchases. or current Policy Owners who have not yet purchased the rider. The optional benefit may not be available through your financial professional. You may obtain information about the optional benefits that are available to you by contacting your financial professional.

Optional Riders and Benefits

TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. Withdrawals may be subject to ordinary income tax and may be subject to tax penalties. Tax consequences for loans and withdrawals generally differ. There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan.

Variable Life Insurance and Your Taxes

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Some financial professionals may receive compensation for selling this Policy to you in the form of commissions, additional cash compensation, and non-cash compensation. We may also provide additional payments in the form of cash, other special compensation or reimbursement of expenses to the financial professional’s selling broker dealer. These financial professionals may have a financial incentive to offer or recommend this Policy over another investment.

Distribution Arrangements
Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you already own.

You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

Policy Exchanges Distribution Arrangements

OVERVIEW OF THE POLICY

Purpose

The primary purpose of the Policy is to provide life insurance Death Benefit protection, flexibility for premium payments, and investment selections to meet your specific life insurance needs. This Policy may be appropriate if you are looking to provide a Death Benefit for family members or others. Discuss with your financial professional whether this Policy, its optional benefits and its Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. Together with your financial professional, you can decide if this Policy is right for you. Also, before you purchase this Policy, you may request a personalized Illustration of your hypothetical future Policy benefits based on your personal characteristics (e.g. Age and Risk Class), Face Amount of your Policy, Death Benefit Options, premium payments, any Rider requested, and historical or hypothetical gross rate(s) of return.

Premiums

After you pay the first premium payment, the Policy gives you the flexibility to choose the amount and frequency of your additional premium payments within certain limits. You may schedule your premium payments, referred to as planned premium, on an annual, semi-annual, quarterly, or monthly basis. You are not required to pay any planned premiums. However, payment of insufficient premiums may result in a lapse of the Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy may lapse if the Accumulated Value, less Total Policy Debt, is not enough to cover the Monthly Deduction on the day we make the deduction. If this occurs, your Policy will enter its Grace Period. The Grace Period is 61 days from the date we send you a notice that explains the sufficient amount to pay to keep your Policy In Force. During the Grace Period, your Policy will remain In Force and continue to provide a Death Benefit. If sufficient premium has not been made within the Grace Period, your Policy will lapse. You should consider a periodic review of your Coverage with your financial professional. This Policy offers a rider that provides no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus. Also see the YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement section in this prospectus.

Your Net Premium payments may be allocated to Variable Investment Options (each of which invests in a corresponding Fund), Fixed Options which provide a guaranteed minimum interest rate, and/or Indexed Fixed Options which may credit interest based in part on the performance of an underlying Index.

Additional information about the Funds is provided in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus.

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Policy Features

Death Benefit

While the Policy is In Force, subject to the Policy terms, we will pay Death Benefit Proceeds to the Beneficiary upon the death of the Insured. The Death Benefit Proceeds equal the Death Benefit less any outstanding loan or unpaid Policy charges. You may choose between two Death Benefit Options:

● Option A – the Basic Face Amount of the Policy, or

● Option B – the Basic Face Amount of the Policy plus the Accumulated Value.

Policy charges vary depending on which Death Benefit Option or Death Benefit Qualification Test is selected.

Withdrawals

You can withdraw part of the Accumulated Value starting on your Policy’s first anniversary (no withdrawals may be made during the first year of the Policy but the Policy may be surrendered during the first year). Each withdrawal must be at least $200 and after a withdrawal, the remaining Accumulated Value less any loan amount must be at least $500. Making a withdrawal may have tax consequences, increase the risk of the Policy lapsing, and reduce Policy values and the Death Benefit. Withdrawals may also be subject to a charge of $25 per withdrawal, but we are not currently imposing this charge. Withdrawals from an Indexed Account may result in a Lockout Period where no transfers into an Indexed Account can occur for a 12-month period.

Surrender

You can surrender your Policy at any time while the Insured is alive. Any outstanding loan, loan interest, or Surrender Charge will be deducted and surrender proceeds will be paid in a single lump sum check. Upon surrender, you will have no life insurance Coverage or benefits under this Policy. The surrender proceeds, or a portion of, may be subject to tax consequences, including a possible tax penalty on Modified Endowment Contract policies for certain situations including, but not limited to surrendering a policy owned by a natural person(s) before age 59½. Please consult your tax advisor.

Loans

You can borrow money from us any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy. The maximum amount available to borrow is less than 100% of your Accumulated Value. Generally, the minimum amount you can borrow is $200. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the minimum loan amount. Loans may have tax consequences. A loan is available based on the Accumulated Value allocated to any of the Investment Options. When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow which is due on your Policy Anniversary. The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily. Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options. Amounts held in the Loan Account are not available to pay any Policy charges. Taking out a loan may increase the risk of the Policy lapsing, and could reduce the amount of the Death Benefit.

Optional Benefits

The Policy offers the following Investment Option transfer services at no additional cost: dollar cost averaging, portfolio rebalancing, first year transfer, Fixed Option interest sweep, and the Scheduled Indexed Transfer program. You may only participate in one transfer service at any time. You can find additional information about the transfer services in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

The Policy offers several riders (some for an additional charge) that provide supplemental benefits under the Policy. Your financial professional can help you determine if any of these riders are suitable for you. These riders may not be available in all states. Any charges associated with each rider are presented in the FEE TABLES section in this prospectus.

Riders available are:

Premier Chronic Illness Rider	Short-Term No-Lapse Guarantee Rider
Premier Living Benefits Rider 2	Terminal Illness Rider

You can find additional information about the riders in the OTHER BENEFITS AVAILABLE UNDER THE POLICY and OPTIONAL RIDERS AND BENEFITS sections in this prospectus.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender or make withdrawals from the Policy, or transfer Accumulated Value between Investment Options.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)
Basic premium load	Upon receipt of premium[3]	6.90% of basic premium
Surplus premium load	Upon receipt of premium that exceeds the Premium Band amount[3]	20.00%of surplus premium
Internal premium load	Upon receipt of a replacement or conversion of a policy you have with us3	6.90% of internal premium
Maximum Surrender Charge[1]	Upon full surrender of the Policy if any Basic Life Coverage Layer has been in effect for less than 14 years.[3]	$44.04 per $1,000 of Basic Face Amount
Withdrawal charge (including any withdrawals under the Automated Income Program)[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Excess Transfer Charge[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Evaluation of Insurability[2]	Upon a non-scheduled request to increase the Basic Face Amount	$100 per request
Illustration request[2]	Upon request of Policy Illustration in excess of 1 per year	$25 per request
Face Amount Increase[2]	Upon effective date	$100 per request
Terminal Illness Rider Processing Charge[2]	Upon approval of specific request	$100 per request

1 The Surrender Charge is based on the Age and Risk Class of the Insured, the Face Amount of the effected Basic Life Coverage Layer(s), as well as the Death Benefit Option you choose. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases due to withdrawals, the Surrender Charge for the effected Basic Life Coverage Layer will not change. The Surrender Charge reduces to $0 after 14 years from the effective date of each Basic Life Coverage Layer. The Surrender Charge shown in the table may not be typical of the Surrender Charge you will pay. Ask your financial professional for information on this charge for your Policy. The Surrender Charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge and we reserve the right to do so in the future.

3 If an internal transfer occurs between two variable universal life policies you have with us in connection with a transfer or exchange offer by Pacific Life or Pacific Select Distributors, LLC (our distributor), including pursuant to a conversion or split option rider, the amount transferred will not incur any Premium Load (which includes basic, surplus, and internal premium loads). Premium loads will apply (basic and surplus, if applicable) on the new Policy for additional premium added at issue or after the initial premium is paid. In addition, the internal transfer will not incur a Surrender Charge on any amount transferred from the old to purchase the new policy. Any Surrender Charge applicable to the new policy will continue to apply under the terms of the new policy.

We offer different underwriting methods such as guaranteed issue, simplified issue, or regular issue. The cost of insurance rates is generally higher if guaranteed issue or simplified issue are used, than if the Policy is issued through regular underwriting. As a result, a healthy individual who uses regular issue for the Policy may pay lower cost of insurance rates than if the individual uses guaranteed or simplified issue.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charges:
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.34 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 55 at Policy issue[3]
Minimum and Maximum current charge		$0.01–$83.34 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Current charge during Policy Year 1 is $0.1636 per $1,000 of Net Amount At Risk for a male standard non-smoker who is Age 55 at Policy issue[3]
Administrative charge[1]
Maximum guaranteed and current charge	Monthly Payment Date	$10.00
Asset charge[1]
Maximum guaranteed charge Current charge	Monthly Payment Date

Maximum guaranteed charge is 0.60% annually (0.05% monthly) of unloaned Accumulated Value

Current charge is 0.25% annually (0.0208% monthly) of unloaned Accumulated Value for Policy Years 1 through 10 and 0.00% annually (0.00% monthly) of unloaned Accumulated Value for Policy Years 11 and each Policy Year thereafter.

Coverage charge1,4,
Minimum and Maximum guaranteed charge	Monthly Payment Date, beginning on effective date of each Basic Life Coverage Layer	$24.50 per Policy plus $0.1246–$4.8278 per $1,000 of Basic Life Coverage Layer
Charge for a representative Insured

Maximum guaranteed charge during Policy Year 1 is $24.50 per Policy plus $1.499 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 55 at Policy issue, with Death Benefit Option A3.

Minimum and Maximum current charge		$24.50 per Policy plus $0.0827–$4.5864 per $1,000 of Basic Life Coverage Layer, multiplied by a Coverage charge factor of 0% to 100%
Charge for a representative Insured

Current charge during Policy Year 1 is $24.50 per Policy plus $0.8320 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 55 at Policy issue, with Death Benefit Option A and a Basic Face Amount greater than or equal to $1,000,000.[3]

Current charge during Policy Year 1 is $24.50 per Policy plus $1.0816 per $1,000 of Basic Life Coverage Layer for a male standard non-smoker who is Age 55 at Policy issue, with Death Benefit Option A and a Basic Face Amount less than $1,000,000.[3]

Optional Benefit Charges[6]:
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.25% of Policy’s Loan Account balance annually[5]

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premier Chronic Illness Rider
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.0906–$1.6976 per $1,000 of Rider Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge is $0.4647 per $1,000 of Rider Net Amount At Risk for a single male, who is Age 55 at Policy Issue with a 2.0% benefit[3]
Minimum and Maximum current charge		$0.0604–$1.5278 per $1,000 of Rider Net Amount At Risk
Charge for a representative Insured		Current charge is $0.2703 per $1,000 of Rider Net Amount At Risk for a single male, who is Age 55 at Policy issue with a 2.0% benefit[3]

1 The guaranteed charge is not deducted on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class and vary based on Age, sex, and Risk Class of the Insured. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your financial professional or us. Also, before you purchase the Policy, you may request personalized Illustrations. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk.

3 Charges shown for the representative Insured may not be typical of the charges you will pay.

4 The Coverage charge rate is based on the Age, sex, and Risk Class of the Insured on the Policy Date or date Rider is effective. It also varies with the Death Benefit Option you choose. Each Basic Life Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases for any withdrawals, the Coverage charge for the effected Basic Life Coverage Layer will not change. For the current Coverage charge, we use a Coverage charge factor which may reduce the amount charged and varies by Policy duration. Ask your financial professional for information regarding this charge for your Policy. The Coverage charge for your Policy will be stated in the Policy Specifications.

5 In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 2.00% to help offset the loan interest charge of 2.25%. Loan interest on the Loan Account and Policy Debt accrues daily and any loan interest that has accrued is due on each Policy Anniversary. Any unpaid loan interest on each Policy Anniversary will be added to the Loan Account. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or the Fixed Options on a proportionate basis according to your most recent Allocation Instructions.

6 Riders are described under the POLICY BENEFITS – Optional Riders and Benefits section in this prospectus. Rider charges are based on the Age and Risk Class of the person Insured under the Rider on the effective date of the Rider. Ask your financial professional for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.08%	0.94%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss

You can lose money by investing in this Policy, including loss of principal and any prior earnings. The Policy is not a deposit or obligation of, or guaranteed or endorsed by any bank. It is not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency.

Unsuitable as Short-Term Savings Vehicle (Surrender and Withdrawal Risk)

This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide a Death Benefit. The Policy may be inappropriate for you if you do not have the financial ability to keep it In Force for a substantial period of time.

This Policy may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. A surrender will terminate the Policy and all of its benefits. Withdrawals cannot be taken until after the first year of the Policy and may be subject to withdrawal charges. A withdrawal will reduce your Accumulated Value and may significantly reduce the value of the

Death Benefit or benefit riders under the Policy, potentially by more than the amount withdrawn, and could even terminate a benefit rider. Withdrawals may also significantly increase the risk of lapse.

Surrender Charges reduce the Cash Surrender Value of your Policy. Surrender Charges apply for up to 14 years for each Basic Life Coverage Layer added to the Policy and any withdrawals may be subject to negative tax consequences, including income tax and tax penalties. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases for withdrawals if applicable, the Surrender Charge and the Coverage charge for the effected Basic Life Coverage Layer will not change.

Please discuss your insurance needs and financial objectives with your financial professional. Together you can decide if the Policy is right for you. We are a variable life insurance policy provider. We are not a fiduciary and therefore do not give advice or make recommendations regarding insurance or investment products.

Policy Lapse

Your Policy remains In Force as long as your Accumulated Value less any Policy Debt is greater than your Policy’s Monthly Deductions of Policy charges. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, unpaid loans or loan interest, and fees associated with the exercise of certain riders may cause your Policy to lapse – which means no Death Benefit or other benefits will be paid. There are costs associated with reinstating a lapsed Policy. There is no guarantee that your Policy will not lapse even if you pay your planned premium. You should consider a periodic review of your Policy with your financial professional.

Before your Policy lapses, there is a Grace Period. The Grace Period gives you 61 days to pay enough premium to keep your Policy In Force and to prevent your Policy from lapsing. The 61-day period begins on the date we send notice that your Policy’s Accumulated Value less Policy Debt is less than the Monthly Deduction.

The Policy may be eligible for the Short-Term No-Lapse Guarantee Rider that may help prevent the Policy from Lapsing. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

If the Policy lapses, you have three years from the end of the Grace Period to apply for reinstatement. There is no guarantee that reinstatement will be approved and there are costs associated with reinstating a lapsed Policy. If the Policy is reinstated, the same Risk Class in use at the time of lapse will apply to the reinstated Policy.

Limitations on Access to Accumulated Value through Withdrawals

Withdrawals under the Policy are available starting on the first Policy Anniversary. Each withdrawal must be at least $200. We will not accept a withdrawal request if the withdrawal will cause the Policy to become a Modified Endowment Contract (MEC), unless you have told us In Writing that you desire to have your Policy become a MEC. See Tax Implications below for additional information on MECs.

Risks Associated with Variable Investment Options

You should consider the Policy’s Investment Options as well as its costs. Your investment is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Options you have chosen. Each Variable Investment Option will have its own unique risks. The value of each Variable Investment Option will fluctuate with the value of the investments it holds, and returns are not guaranteed. You can lose money by investing in the Policy, including loss of principal and prior earnings. You bear the risk of any Variable Investment Options you choose. You should read each Fund prospectus carefully before investing. You can obtain a Fund prospectus by contacting your financial professional or by visiting https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. No assurance can be given that a Fund will achieve its investment objectives.

Risks Associated with Indexed Fixed Options

The value of the Segments in each of the Indexed Fixed Options is based on the way we credit interest to a Segment. We add interest using Segment Index Interest which, in part, is based on any positive change in an external index. There is no guarantee that Segment Indexed Interest will be greater than zero, but it will never be negative. If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Index Interest, you may need to increase premium payments to prevent the Policy from lapsing.

Once a Segment is created, you cannot transfer Accumulated Value out of that Segment until the end of the Segment Term. Money may be transferred out for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program.

We manage our obligation to credit Segment Indexed Interest in part by purchasing call options on the Index and by prospectively adjusting the Participation Rate, Segment Adjustment Factor, and/or Growth Cap on future Segments to reflect changes in the costs of purchasing such call options (the price of call options varies with market conditions). In certain cases, we may reduce the Participation Rate, Segment Adjustment Factor or the Growth Cap for a future Segment. If we do so, the amount of the Segment Indexed Interest which you may otherwise have received would be reduced. However, we will not change any rates or caps below any guaranteed rates.

There is no guarantee that the Index described in this Prospectus will be available during the entire time you own your Policy. If the Index is discontinued or we are unable to utilize it, we may substitute a successor index of our choosing. If we do so, the performance of the new index would differ from the Index. This, in turn, may affect the Segment Indexed Interest you earn. There is no guarantee that we will offer the Indexed Accounts during the entire time you own your Policy. We may discontinue offering one (or more) of the Indexed Accounts at any time. If we discontinue an Indexed Account, you may transfer Indexed Accumulated Value to any other available Indexed Account or to the Fixed Options consistent with your Policy’s investment and transfer restrictions at Segment Maturity. If you do not do so, your Indexed Accumulated Value will be reallocated to Fixed Account 1.

An allocation to the Indexed Fixed Options is not equivalent to investing in the underlying assets comprising the Index. You will have no ownership rights in the underlying assets comprising the Index, such as voting rights, dividend payments, or other distributions. Also, we are not affiliated with the Index or the underlying assets comprising the Index. Consequently, the Index and the issuers of the underlying assets comprising the Index have no involvement with the Policy. Each Index is a price return index and the performance of an Index does not include income from any dividends or other distributions paid by the Index’s component companies. If dividends and other distributions were included, the Index performance would be higher. The BlackRock iBLD® is linked to the performance of an underlying ETF, but you are not investing in the underlying ETF. Index-based ETFs seek to track the investment results of a specific market index and are not actively managed. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance will not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. This potential divergence between the ETF and the specific market index is known as tracking error. Although we believe that we will be viewed as the owner of the Index Strategy for tax purposes with no violation of the investor control doctrine, there is no legal guidance to indicate how the IRS might view access to an ETF linked Index Strategy coupled with frequent transfers among Investment Options. For more information on “investor control” see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus and also the SAI.

Risks Associated with Fixed Options

Under the Fixed Options, there are frequency, amount and/or percentage limits on how much may be transferred from the Fixed Options. These limits are significantly more restrictive than those that apply to transfers out of the Variable Investment Options and it may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options to Variable Investment Options. Such restrictions on transfers from the Fixed Options may prevent you from reallocating your Accumulated Value at the times and in the amounts that you desire and may result in lower investment performance than if you allocated to Variable Investment Options. See YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions. Currently, we are not imposing the amount and/or percentage limits on the Fixed Options.

Insurance Company Risks

Investment in the Policy is subject to the risks related to us, and any obligations (including any Fixed Options), guarantees, or benefits are backed by our claims paying ability and financial strength. You must look to our strength with regard to such guarantees.

Tax Implications

We believe the Policy meets the statutory definition of life insurance for federal income tax purposes. We do not know whether the current treatment of life insurance policies under current federal income tax, estate, or gift tax laws will continue. We also do not know if the current interpretations of the laws by the IRS or the courts will remain the same. Also, future legislation may adversely change the tax treatment of life insurance policies.

Death benefits from a life insurance policy may generally be excluded from income under the Tax Code. Also, you generally are not subject to taxation on any increase in the Accumulated Value until it is withdrawn. You may be subject to income tax if you take withdrawals or surrender your Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt. If your Policy becomes a MEC, distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

Cybersecurity and Business Continuity Risks

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters or other events, including (but not limited to) earthquakes, fires, floods, storms, epidemics and pandemics (such as COVID-19), terrorist acts, civil unrest, malicious acts and/or other events that could adversely affect our ability to conduct business. The risks from such events are common to all insurers. To mitigate such risks, we have business continuity plans in place that include remote workforces, remote system and telecommunication accessibility, and other plans to ensure availability of critical resources and business continuity during an event. Such events can also have an adverse impact on financial markets, U.S. and global economies, service providers, and Fund performance for the Funds available through your Policy. There can be no assurance that we, the Funds, or our service providers will avoid such adverse impacts due to such events and some events may be beyond control and cannot be fully mitigated or foreseen.

POLICY BASICS

Pacific Protector Plus VUL is a flexible premium variable life insurance policy with variable and Indexed Fixed Options that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Protector Plus VUL life insurance Policy, you are entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your financial professional will assist you in completing your application for the Policy. Your financial professional’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. If we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. When your Policy is sent to you, you will be asked to sign a policy delivery receipt. For Policy delivery status, check with your financial professional.

Our obligations to you under the Policy begin when the Policy is In Force.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your financial professional will review them with you no later than when the Policy is delivered. See the HOW PREMIUMS WORK – Your Initial Premium section in this prospectus for more information.

Your Policy will be In Force until one of the following happens:

● The Insured dies,

● The Grace Period expires and your Policy lapses, or

● You surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owner will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your financial professional for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial professional or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 90 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

● You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

● You can also name one or more contingent Beneficiaries. If no primary Beneficiaries survive the Insured, then the Death Benefit Proceeds will be distributed to each contingent Beneficiary equally, unless you tell us otherwise.

● You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary (primary or contingent) is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate. If the Owner is a non-natural person, the Death Benefit proceeds will pass to the Insured's estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your financial professional for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is the date upon which life insurance Coverage under the Policy becomes effective. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your financial professional may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your financial professional for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

● The date your Policy is delivered to you and you paid initial premium, or

● The date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and Surrender Charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

● Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Basic Life Coverage Layers, the Death Benefit Option, planned premium payments, and any Rider requested. In addition, Illustrations may also be requested that show the effect of withdrawals on the Death Benefit and benefits provided under any Rider requested,

● Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the Fund in which the Variable Account invests.

● Illustrations used for Policy Issue that use a hypothetical gross rate of return up to 12% are available. Illustrations may also be requested that reflect net rates of return.

● Illustration used after your Policy is In Force use both historical and hypothetical rates.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your financial professional for a refund. The amount refunded may be more or less than the premium payments you have made and the length of the free look period may vary, depending on the state where you signed your application and the type of policy you purchased.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet or on a notice that accompanies it. Generally, the free look period ends 10 days after you receive your Policy, but in some states, the free look is different. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the free look period. Some states may also have a different free look period if you are replacing another life insurance policy. Please call us or your financial professional if you have questions about your Free Look Right.

We will allocate any premium payments we receive during the free look period in accordance with the requirements of the state in which your Policy was issued. In states that require us to return all premiums paid, your initial Net Premium will be allocated to the Fidelity VIP Government Money Market Variable Account and will remain there during the entire free look period. At the end of the free look period, your premiums will be allocated to the Investment Options you selected. In states that do not require us to return all premiums paid, your initial Net Premium will be applied to the Investment Options you selected.

If your Policy was issued in a state that requires us to refund your premium, the amount of the refund is the greater of premium payments received during the Free-Look Period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less Policy Debt. If your Policy was issued in a state that does not require us to refund your premium, the amount we return to you will include:

● Any charges or taxes we have deducted from your premiums;

● The Net Premiums allocated to the Fixed Options;

● The Accumulated Value allocated to the Variable Investment Options; and

● Any monthly fees and charges we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

The amount of your refund may be more or less than the premium payments you have made, depending on the state in which your Policy was issued. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for information on which states do or do not require refund of premiums paid.

California Policies

For Policies issued in the state of California, the Policy’s free look period is 30 days from date of delivery as of the Policy effective date if:

● An individual Policy Owner is Age 60 or older; or

● The Policy Owner is either a Guardian, a Custodian or an Individual Trust, and the Insured is age 60 and over.

During the 30-day free look period, we will hold the Net Premiums in the Fidelity® VIP Government Money Market Variable Account. On the day following the end of the 30-day free look period, we will automatically transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus. If you exercise your Free Look Right during the 30-day free look period, we will refund the greater of premium payments received during the Free-Look period or the Policy’s Accumulated Value, plus any Policy charges and fees deducted, less any Policy Debt. You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent Allocation Instructions. You may do this:

● On your application; or

● In Writing any time prior to the end of the 30-day free look period.

If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you have made. Your refund will be calculated as of the day we or your financial professional receive your request and the Policy. The refund will be:

● Any charges or taxes we have deducted from your premiums

● The Net Premiums allocated to the Fixed Options

● The Accumulated Value allocated to the Variable Investment Options

● Any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 6 a.m. through 5 p.m. Pacific time.

Please send your forms and Written Requests or questions to:

Pacific Life Insurance Company
P.O. Box 2030
Omaha, NE 68103

Unless you receive premium notices via list bill, send premiums (other than initial premium) to:

Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day will be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, reports, annual statements, statements and immediate confirmations, tax forms, proxy solicitations, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by accessing the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. Documents will be available on our Internet website. Subject to applicable law, as documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

● There is no additional charge.

● You should provide a current e-mail address and notify us promptly when your e-mail address changes.

● You should update any e-mail filters that may prevent you from receiving e-mail notifications from us.

● You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

● Electronic delivery will be cancelled if e-mails are returned undeliverable.

● This consent will remain in effect until you revoke it.

If you are currently enrolled in this service, please access the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or call (800) 347-7787 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address. You may opt out of electronic delivery at any time.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

● The New York Stock Exchange closes on a day other than a regular holiday or weekend

● Trading on the New York Stock Exchange is restricted

● An emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

● The SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. If we defer payment of surrenders, withdrawals or loans for more than 10 days after we receive your request, we will pay interest at the rate required by the state in which the Policy is delivered, but not less than an annual rate equal to the guaranteed rate payable on the Fixed Options.

Death Benefit Proceeds paid are subject to the conditions and adjustments as described in this section, in the GENERAL INFORMATION ABOUT YOUR POLICY section, and the WITHDRAWALS, SURRENDERS AND LOANS section in this Prospectus. Death Benefit Proceeds are paid as a lump sum check. We may make other options available in addition to the single check option. If required by state law, we will pay interest on the Death Benefit Proceeds from the date of death to the date the claim is paid at a rate not less than the rate payable for funds left on deposit that is in effect on the date of death, which will vary by state. If payment of any lump sum Death Benefit Proceeds is delayed more than 31 calendar days after we receive the requirements to pay the claim In Proper Form, we will pay additional interest, if required by state law, at a rate of 10% annually beginning with the 31st calendar day or a lessor percentage as required by applicable state law. Contact us, your financial professional, or refer to your Policy or Rider to determine if state specific differences apply. Also see the APPENDIX: STATE LAW VARIATIONS – TIMING OF PAYMENTS, FORMS AND REQUESTS section in this prospectus for states that require different rates.

Statements and Reports We Will Send You

We send the following statements, reports, and other documents and notifications to Policy Owners:

● A confirmation for certain financial transactions, usually including premium payments, transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

● A quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

● An annual Policy statement. The report will provide the same information as the quarterly Policy statement (e.g. Accumulated Value, Cash Surrender Value, etc.) but will include a summary of all transactions that have taken place since the last annual Policy statement.

● Supplemental schedules of benefits and planned premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

● Other documents and notifications as required by law.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us In Writing as soon as possible, preferably within 90 days from the date of the confirmation or statement, to ensure proper accounting to your Policy. When you write us, include your name, Policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access the statements referenced above through the Policy Owner website, My Life Insurance Account, at https://Life.MyAccount.PacificLife.com, or receive copies of documents from us upon request.

Telephone and Electronic Transactions

By electing this option on the application, you authorize us to accept telephone and electronic instructions for the following transactions:

● Transfers between Investment Options

● Initiate the dollar cost averaging

● Rebalance Variable Investment Options

● Change future premium Allocation Instructions

● Initiate loans, requests for additional loans and loan repayments.

If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and submit a Transaction Authorization Form with us.

Certain financial professionals are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and submitting a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

● If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

● We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

● A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies or due to operational disruptions. In these cases, you can send your request to us In Writing, or call us when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

● We can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

● Neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

● You bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

DEATH BENEFITS

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. Some Riders and settlement options may affect how the Death Benefit Proceeds are paid, see the OPTIONAL RIDERS AND BENEFITS section in this prospectus for more details.

Your Policy’s Death Benefit depends on three choices you must make:

● The Basic Face Amount

● The Death Benefit Option

● Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

● The Death Benefit calculated under the Death Benefit Option in effect; or

● The Minimum Death Benefit which is calculated based on the Death Benefit Qualification Test selected. Please see the DEATH BENEFIT QUALIFICATION TEST section in the prospectus for more details.

Certain Riders may impact the Policy’s Death Benefit, see the Optional Riders and Benefits section in this prospectus for more details.

Withdrawals and Policy Loans may impact the Policy’s Death Benefit, see the WITHDRAWALS, SURRENDERS AND LOANS section in this prospectus for more details.

Basic Face Amount

The Basic Face Amount of your Policy is used to determine the Death Benefit as well as certain Policy charges, including the cost of insurance, Coverage charge and Surrender Charges. Your Policy’s initial amount of insurance Coverage, which you select in your application, is its initial Basic Face Amount. (Two Basic Life Coverage Layers at policy issues occurs in split Coverage situations (i.e. one Basic Life Coverage Layer is issued Guaranteed or Simplified Issue (GI or SI) and the other Basic Life Coverage Layer is issued as Regular Issues (RI). This situation occurs when the Face Amount or Coverage being requested exceeds the maximum amount of Coverage available under GI/SI, which causes the remainder of the Face Amount to be issued as RI.) The Policy’s Basic Face Amount is the sum of the Basic Face Amounts of all Basic Life Coverage Layers. The Basic Life Coverage Layers you select in your application are effective on the Policy Date. You will find your Policy’s Basic Face Amount, which includes any increases or decreases, in the Policy Specifications in your Policy.

If you request an increase in Face Amount, a new Basic Life Coverage Layer will be created, with its own Basic Life Coverage Layer Date and Policy charges. A decrease in Face Amount will not decrease the associated Coverage charge or Surrender Charge.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a Supplemental Schedule of Coverage for benefits and premiums.

● You can change the Face Amount as long as the Insured is alive.

● You must send us your Written Request while your Policy is In Force.

● Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

● Changing the Basic Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

● If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to the WITHDRAWALS, SURRENDERS AND LOANS section in this prospectus for information about making withdrawals.

● We will refuse your request to reduce the Face Amount if, after the reduction, there are no Basic Life Coverage Layers equal to or greater than $1,000.

Requesting an Increase in Face Amount

You may request an increase in the Face Amount under the Policy. Each requested increase once approved will create a new Basic Life Coverage Layer.

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

● The Insured must be Age 90 or younger at the time of the increase.

● You must give us satisfactory Evidence of Insurability. There is a $100 fee per request to evaluate insurability. The $100 fee is currently waived.

● Each increase you make to the Face Amount must be a minimum of $25,000.

● Each increase in Face Amount may have an associated cost of insurance rate, Coverage charge and Surrender Charge. Any cost or charge changes will take effect on the Monthly Payment Date the Face Amount increase is applied to the Policy.

● We reserve the right to limit Face Amount increases to one per Policy Year.

Other Increases in Face Amount

The Policy’s Face Amount may increase under the Policy when you request a change in Death Benefit Option. In this case, we will increase the Face Amount of the most recently issued Basic Life Coverage Layer.

Requesting a Decrease in Basic Face Amount

You may request a decrease in the Policy’s Basic Face Amount. A decrease in the Basic Face Amount is subject to the following limits:

● We do not allow decreases during the first Policy Year

● You may only request one decrease per Policy Year

● At least one Basic Life Coverage Layer must be equal or greater than $1,000 following a decrease. We can refuse your request if the change in Face Amount would mean that your Policy no longer qualifies as Life Insurance under the Code

● Unless you have told us otherwise In Writing, any request for a decrease will not take effect if the Policy would be classified as a Modified Endowment Contract under the Code.

Decreasing the Basic Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required:

● To return part of your premium payments to you if you have chosen the Guideline Premium Test, or

● To make distributions from the Accumulated Value, which may be taxable. For more information, please see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

We can refuse your request if the amount of any distributions would exceed the Net Cash Surrender Value under the Policy.

Processing of Decreases

Any reduction in the Basic Face Amount, whether as a result of your request, as a result of a withdrawal, change in the Death Benefit Option, or an accelerated Death Benefit payment, will reduce the Basic Amount of the Coverage Layers.

We will apply any decrease in the Face Amount to eligible Basic Life Coverage Layers to the most recent eligible increases you made to the Face Amount first and then to the initial Face Amount. If you elected an accelerated Death Benefit rider, any accelerated Death Benefit payments made under a rider will decrease the Basic Face Amount. You can find specific information about this decrease in the applicable rider description which can be found in the OPTIONAL RIDERS AND BENEFITS section in this prospectus.

Death Benefit Options

The Policy offers two Death Benefit Options, Options A and B. The Death Benefit Option you choose will generally depend on which is more important to you: the amount if the Death Benefit, Cost of Insurance Charges or the Accumulated Value of your Policy.

Death Benefit Option A provides a Death Benefit equal to the Basic Face Amount of the Policy. Additional premiums and Investment Option performance do not change the Basic Face Amount, except in limited circumstances to ensure that the Policy qualifies as life insurance under the Code. However, additional premiums and positive Investment Option performance will increase the Accumulated Value and decrease the Net Amount At Risk which may, in turn, reduce Cost of Insurance charges. Withdrawals may reduce the Basic Face Amount depending on the timing, withdrawal amount and withdrawal frequency during a Policy year.

Death Benefit Option B provides a Death Benefit equal to the Basic Face Amount of the Policy plus the Accumulated Value. Additional premiums and positive Investment Option performance will increase the Death Benefit. However, since the Death Benefit under this option is based, in part, on the Accumulated Value, Policy charges and negative Investment Option performance may decrease the Death Benefit. Cost of Insurance charges are generally higher than Death Benefit Option A. Withdrawals do not reduce the Basic Face Amount, but they do reduce the Accumulated Value which will in turn reduce the Death Benefit.

Below is a chart that compares each Death Benefit Option based on features you may want to consider.

Feature	Death Benefit Option A	Death Benefit Option B
Death Benefit	Equal to Basic Face Amount	Equal to Basic Face Amount

plus Accumulated Value
Cost of Insurance	Generally, higher Accumulated Values will decrease the Net Amount At Risk. This may in turn reduce Cost of Insurance charges. Cost of Insurance charges are generally lower than Death Benefit Option B.	Generally, higher Accumulated Values will have no impact on the Net Amount At Risk. Cost of Insurance charges are generally higher than Death Benefit Option A.
Accumulated Value

The Accumulated Value has no impact on your Death Benefit except to ensure that the Policy qualifies as life insurance under the Code (see the Minimum Death Benefit in the Death Benefits – Death Benefit Qualification Test section in this prospectus). However, your Cost of Insurance Charges are generally lower than Death Benefit Option B. Lower Cost of Insurance charges can lead to higher Accumulated Values.

The higher your Accumulated Value, the higher the Death Benefit. However, your Cost of Insurance Charges are generally higher than Death Benefit Option A and higher Cost of Insurance Charges can lead to lower Accumulated Values.

Impact of Withdrawals	May reduce Basic Face Amount and if it does, there will be a reduction in the Death Benefit.	Does not reduce Basic Face Amount. But it does reduce the Accumulated Value which will in turn reduce the Death Benefit.

Both Death Benefit Options in the table above and their features may be impacted by the Minimum Death Benefit. See the Death Benefits - Death Benefit Qualification Test section in this prospectus.

See the WITHDRAWALS, SURRENDERS AND LOANS – Making Withdrawals - How withdrawals affect your Policy’s Face Amount section in this prospectus for additional information on the impact of withdrawals on the Death Benefit Options.

Work with your financial professional to determine which Death Benefit Option you should select.

Here are some things you need to know about the Death Benefit:

● You choose your Death Benefit Option on your Policy application.

● If you do not choose a Death Benefit Option, we will assume you have chosen Option A.

● The Death Benefit will never be lower than the Basic Face Amount of your Policy.

● You may change your Death Benefit Option subject to certain limits.

The Death Benefit Options are:

Option A – the Basic Face Amount of your Policy.	Option B – the Basic Face Amount of your Policy plus its Accumulated Value.

The Death Benefit is designed to remain level.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be, but will never be lower than Death Benefit Option A.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy. The Death Benefit Option selected by an investor impacts the dollar value of the Death Benefit, the charges paid, and the resulting Accumulated Value.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

● You must send us your Written Request.

● You can change from one Death Benefit Option to the other (e.g. from Option A to Option B) and a change can only occur once in a Policy Year. If you have the Premier Chronic Illness Rider, during a Benefit Year (as defined in the Premier Chronic Illness Rider section) you can only change to Option A.

● The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

● We will not let you change the Death Benefit Option if doing so means that, after the change, there are no Basic Life Coverage Layers equal to or greater than $1,000.

● Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

● The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us In Writing that this would be acceptable to you. Modified Endowment Contracts are discussed in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Changing your Death Benefit Option will increase or decrease your Basic Face Amount under the Policy. The Basic Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change.

If the change is an increase in the Basic Face Amount, we will process the increase as described in the DEATH BENEFITS – Changing the Face Amount – Other Increases in Face Amount section in this prospectus. If the change is a decrease in the Basic Face Amount, we will process the decrease as described in the DEATH BENEFITS – Changing the Face Amount – Processing of Decreases section in this prospectus.

Death Benefit Qualification Test

In order for your Policy to be qualified as life insurance under the Code, it must qualify under one of two Tests, the Cash Value Accumulation Test (CVAT) or the Guideline Premium Test (GPT).

You choose one of these Death Benefit Qualification Tests on your application. If you do not make a choice on your application, the default test applied to your Policy will be the Guideline Premium Test. Once the Policy is issued, the Death Benefit Qualification Test cannot be changed. Your Death Benefit Qualification Test determines the following:

● Premium limitations

● Amount of Minimum Death Benefit

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code. You may wish to consult your financial professional about which Death Benefit Qualification Test to choose before making a selection.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher than Guideline Premium Test	Generally lower than CVAT
Monthly cost of insurance charges	May be higher, if the Death Benefit under the Cash Value Accumulation Test is higher than under the Guideline Premium Test	May be lower, except in early Policy years
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory Evidence of Insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus for more information on how cost of insurance charges are calculated.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that generally, cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

● The Insured is Age 45 at the time the Policy was issued and dies at the beginning of the tenth Policy Year;

● Face Amount is $100,000;

● Accumulated Value at the date of death is $25,000;

● Total premium paid into the Policy is $30,000;

● The Minimum Death Benefit under the Guideline Premium Test is $39,250 (assuming a Guideline Minimum Death Benefit Percentage of 157% of the Accumulated Value)

● The Minimum Death Benefit under the Cash Value Accumulation Test is $43,250 (assuming a Cash Value Accumulation Test Minimum Death Benefit Percentage of 173% of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of the two amounts below and the Death Benefit Option in effect
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Basic Face Amount	$100,000	$39,250	$74,917.12
Option B	Basic Face Amount plus Accumulated Value	$125,000	$39,250	$99,896.40

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of the two amounts below and the Death Benefit Option in effect
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Basic Face Amount	$100,000	$43,250	$74,917.12
Option B	Basic Face Amount plus Accumulated Value	$125,000	$43,250	$99,896.40

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

● $117,750 for the Guideline Premium Test

● $129,750 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of the two amounts below and the Death Benefit Option in effect
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Basic Face Amount	$100,000	$117,750	$42,652.41
Option B	Basic Face Amount plus Accumulated Value	$175,000	$117,750	$99,854.96

		Cash Value Accumulation Test The Death Benefit is the larger of the two amounts below and the Death Benefit Option in effect
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Basic Face Amount	$100,000	$129,750	$54,642.46
Option B	Basic Face Amount plus Accumulated Value	$175,000	$129,750	$99,854.96

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Business Day.

We will pay the Proceeds after the latest date of receiving all of the following at the Administrative office:

● Proof of the Insured’s death, such as a certified copy of the death certificate for the Insured or other lawful evidence providing equivalent information and proof of the claimant’s legal interest in the proceeds;

● Sufficient information to determine Our liability, the extent of Our liability, and the appropriate payee legally entitled to the Proceeds; and

● Sufficient evident that any legal impediments to payment of Proceeds that depend on parties other than US are resolved. Legal impediments to payment include, but are not limited to: (a) the establishment of guardianships and conservatorships; (b) the appointment and qualification of trustees, executors and administrators; and, (c) submission of information required to satisfy state and federal reporting requirements.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Monthly Deductions.

If required by state law, we will pay interest on the Death Benefit Proceeds from the date of death to the date the claim is paid at a rate not less than the rate payable for funds left on deposit that is in effect on the date of death which, will vary by state. See the APPENDIX: STATE LAW VARIATIONS – TIMING OF PAYMENTS, FORMS AND REQUESTS section in this prospectus.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state. Once the Death Benefit Proceeds are paid to a state, any subsequent claim by a designated Beneficiary must be made with the applicable state. For more information, check with the state to whom the Death Benefit Proceeds were paid.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard Death Benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the FEE TABLE section.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restriction/Limitations
Dollar Cost Averaging	Allows you to make scheduled transfers between Variable Investment Options.	Standard

● Each transfer must be for $50 or more.

● Transfers can be scheduled monthly, quarterly, semi-annually or annually.

● The Variable Investment Option must have at least $5,000 to start.

● May not use this service and the Portfolio Rebalancing, First Year Transfer, or Fixed Option Interest Sweep at the same time.

First Year Transfer	Allows you to make monthly transfers from Fixed Account 1 to the Variable Investment Options during the Policy’s first year.	Standard	● Must enroll when you apply for the Policy. ● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or Fixed Option Interest Sweep at the same time.
Fixed Option Interest Sweep	Allows you to make scheduled transfers of the accumulated earnings from Fixed Account 1 or Fixed LT Account to the Variable Investment Options.	Standard

● Each transfer must be at least $50. If the earnings are not $50 at the time of transfer, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50.

● May not use this service and the Dollar Cost Averaging, Portfolio Rebalancing, or First Year Transfer at the same time.

Loans	Allow you to borrow money from your Policy at any time after the Free Look Transfer Date to gain access to the Accumulated Value in the Policy.	Standard

● The maximum amount available to borrow will be less than 100% of your Accumulated Value and the minimum amount is $200.

● You pay interest on the amount you borrow which is due on your Policy Anniversary.

● The Accumulated Value set aside to secure your loan is transferred to a Loan Account which earns interest daily.

● Taking out a loan, whether or not you repay it, will affect the growth of your Policy’s Accumulated Value since the amount used to secure the loan will not participate in the investment experience of the Investment Options, will not be available to any Policy charges, may increase the risk of the Policy lapsing and could reduce the amount of the Death Benefit.

● Loans may have tax consequences.

Portfolio Rebalancing	Allows you to make automatic transfers among the Variable Investment Options according to your Allocation Instructions.	Standard

● Transfers can be scheduled monthly, quarterly, semi-annually, or annually.

● If you make transfers out of the Variable Investment Options you selected under the service, the service will end. You will have to wait 30 days before you can re-enroll with new Allocation Instructions.

● May not use this service and the Dollar Cost Averaging, First Year Transfer, or Fixed Option Interest Sweep at the same time.

Automated Income Option	Allows you to make scheduled withdrawals or loans from the Policy.	Standard

● This option is available for use after the 7th Policy Anniversary.

● The Policy must have a minimum Net Cash Surrender Value of $50,000 to start withdrawals or loans under this option and cannot be a Modified Endowment Contract.

● Withdrawals or loans can be scheduled monthly or annually.

● Each withdrawal or loan must be at least $500 for monthly or $1,000 for annual.

● Withdrawals or loans will be taken from each Investment Option in proportion to the Accumulated Value in each Investment Option.

● Any additional withdrawal or loan made that is not part of this option will cause this option to cancel and delay in restarting a new schedule under this option.

Scheduled Indexed Transfer Program	Allows you to make scheduled transfers from Fixed Account 1 to the available Indexed Fixed Options.	Standard

● Must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

● Allocations from Fixed Account 1 to new Segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payments allocations have occurred.

Short-Term No-Lapse Guarantee Rider	Protects the Policy from lapsing for a specified guaranteed period of time due to poor Policy performance.	Standard

● Automatically issued on your Policy if Insured is Age 79 and younger at Policy Issue.

● Guarantee period ranges from 5 to 15 years based on Insured’s age at Policy issue.

● Benefit will be provided if a certain amount of premium is paid each Policy month.

● The no-lapse guarantee is in effect as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

● Benefit will terminate if any rider added to the Policy after issue has charges.

Premier Chronic Illness Rider	Provides access to a portion of the Policy Death Benefit Proceeds if the Insured has been certified as chronically ill.	Optional

● Available at Policy Issue.

● Satisfactory Evidence of Insurability is required.

● Not available for Policies issued in California.

● Cannot be issued with the Premier Living Benefits Rider 2.

● Additional cost applies.

● Available if Insured is at least age 18 and no older than age 75 at Policy issue.

● Subject to the eligibility and other conditions described in the Rider such as certification of having a chronic illness, making a Written Request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic illness benefits.

● When benefits are paid, certain Policy values (the Basic Face Amount, Accumulated Value, Policy loans, Policy Debt, Loan Account, Loan Account Value and any Surrender Charges) will be reduced by the Acceleration Percentage. In addition, any Automated Income Option or other Systematic Distribution Program will be discontinued.

● Chronic illness benefits may be requested once every 12-month period.

● Chronic illness must be certified by a licensed health care practitioner (not the Insured, Owner, or Immediate Family Member).

● During a Benefit year (as defined in the Premier Chronic Illness Rider section), a Policy Owner can only change from Death Benefit Option B to Option A.

● During a Benefit Year, transfers from Fixed Account 1 or the Fixed LT Account to the Variable Investment Options are not permitted.

• Transfers to the Indexed Fixed Account are not permitted.

Premier Living Benefits Rider 2	Provides access to a portion of the Policy Death Benefit Proceeds if the Insured has been certified as a chronically ill individual or a terminally ill individual.	Standard, if eligible

● Available at Policy issue.

● Satisfactory Evidence of Insurability is required.

● Cannot be issued with the Terminal Illness Rider or the Premier Chronic Illness Rider.

● Subject to the eligibility and other conditions described in the Rider such as certification of having a chronic or terminal illness, making a Written Request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for chronic or terminal illness benefits.

● Chronic illness benefits may be requested once every 12-month period.

● Terminal illness benefits may only be requested once.

● Chronic illness must be certified by a licensed health care practitioner (not the Insured, Owner, or Immediate Family Member).

● Once the Rider is exercised, we will not allow any requested increases in benefits under the Policy or any Riders.

● When benefits are paid, certain Policy values (the Basic Face Amount, Accumulated Value, Policy loans, Policy Debt, Loan Account, Loan Account Value and any Surrender Charges) will be reduced by the Acceleration Percentage. In addition, any Automated Income Option or other Systematic Distribution Program will be discontinued.

Terminal Illness Rider	Provides access to a portion of the Policy Death Benefit Proceeds if the Insured has been certified as a terminally ill individual.	Standard, unless eligible for Premier Living Benefits Rider 2.

● Available at Policy issue.

● Not available for Policies issued with the Premier Living Benefits Rider 2.

● Issued when Premier Living Benefits Rider 2 is not issued.

● You may opt out of the Rider at any time.

● Subject to the eligibility and other conditions described in the Rider such as certification of having a terminal illness, making a Written Request for benefits, and not exceeding the maximum amount of the Death Benefit that may be utilized for terminal illness benefits.

● Terminal illness must be certified by a licensed physician (not the Insured, Owner, or Immediate Family Member).

● When benefits are paid, certain Policy values (the Basic Face Amount, Accumulated Value, Policy Debt, Loan Account, Loan Account Value, and any Surrender Charges) will be reduced by the Acceleration Percentage. In addition, any Automated Income option or other Systematic Distribution Program will be discontinued.

OPTIONAL RIDERS AND BENEFITS

There are riders that provide extra benefits, some standard, some optional, and some at additional cost. Not all riders are available in every state. Ask your financial professional for more information about the riders available with the Policy, or about other kinds of life insurance policies offered.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your financial professional to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the rider or benefit. We will add any ongoing rider charges to the monthly charge we deduct from your Policy’s Accumulated Value. Some rider charges apply upon exercise of the benefit or benefit-related requests. See the FEE TABLES section in this prospectus for information about rider charges.

There are various Riders available under this Policy and some provide similar benefits. See the table in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section above. The following provides brief information about the no-lapse guarantee Rider and accelerated Death Benefit Riders available under this Policy since there are more than one of the same type.

No-Lapse Guarantee Rider

This Policy currently offers one no-lapse guarantee rider. The Rider is the Short-Term No-Lapse Guarantee Rider.

Short Term No-Lapse Guarantee Rider. The no lapse guarantee under this Rider is designed to last for a certain guarantee period as long as certain minimum premiums are paid. This Rider provides that the Policy and any optional benefits you have elected will remain In Force during the guarantee period as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

Complete information about each Rider is below.

Accelerated Death Benefit Riders

This Policy currently offers three accelerated Death Benefit Riders. The Riders are the Premier Chronic Illness Rider, Premier Living Benefits Rider 2, and the Terminal Illness Rider.

Premier Chronic Illness Rider. This Rider provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is terminally ill. The benefit payments can be made monthly or as an annual payment. This Rider is not available for a Policy issued with the Premier Living Benefits Rider 2.

Premier Living Benefits Rider 2. This Rider provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit. Benefit payments for a chronic illness can be made monthly or as an annual payment. Benefit payments for a terminal illness will be paid in one lump sum. This Rider is not available for a Policy issued with the Terminal Illness Rider or the Premier Chronic Illness Rider.

Terminal Illness Rider. This Rider provides protection from the financial impacts of becoming terminally ill by providing acceleration of a portion of the Death Benefit. This Rider does not provide benefits for someone who is chronically ill. The benefit payments will be paid in one lump sum. This Rider is not available if your Policy was issued with the Premier Living Benefits Rider 2.

Complete information about each Rider is below.

Short-Term No-Lapse Guarantee Rider

This Rider provides for the continuation of Death Benefit Coverage for a specified guarantee period, if certain minimum premiums under the Rider are paid, even if the Policy’s Net Accumulated Value is less than the Monthly Deduction due on a Monthly Payment Date. There is no additional fee for this Rider.

Rider Eligibility

The Rider is available at Policy issue for Insureds Age 79 and younger when applying for your Policy. This Rider is automatically added to the Policy if eligibility conditions are met.

Rider Terms

No-Lapse Guarantee Period – the time during which we guarantee the Death Benefit will remain In Force as long as the guarantee under this Rider is in effect. This period is shown in the Policy Specifications. This period begins on the Policy Date and will not re-start if insurance Coverage is added or increased. This period end date ranges from 5 to 15 years based on the Insured's age at Policy issue.

No-Lapse Guarantee Premium – is an annual amount used during the No-Lapse Guarantee Period to determine the No-Lapse Credit (defined in the How the Rider Works section below). The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. The No-Lapse Guarantee Premium in effect as of the Policy Date is shown in the Policy Specifications and is expressed as an annual amount. The No-Lapse Guarantee Premium is calculated such that it covers sufficient future Monthly Deductions under the Policy. The No-Lapse Guarantee Premium may change. Any increase in Face Amount, scheduled or not, or addition or increase in insurance Coverage will cause an increase in the No-Lapse Guarantee Premium. A decrease in Face Amount or in other insurance Coverage will not cause a decrease in the No-Lapse Guarantee Premium. If the No-Lapse Guarantee Premium changes as a result of such a change, we will inform you of the amount of the changed No-Lapse Guarantee Premium.

How the Rider Works

This Rider guarantees that the Policy will continue in effect until the end of the No-Lapse Guarantee Period (which ranges from 5 to 15 years based on the Insured's age at Policy issue) shown in the Policy Specifications if you pay a premium by the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium.

The Policy will also continue in effect under this Rider if flexible premium payments are made as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

The No-Lapse Credit is used to determine if the guarantee under this Rider is in effect. It is calculated at the beginning of each Policy month during the No-Lapse Guarantee Period. The No-Lapse Credit as of the Policy Date, which is also the first Monthly Payment Date, is equal to the premium paid less one-twelfth of the No-Lapse Guarantee Premium. On any other Monthly Payment Date, the No-Lapse Credit is equal to:

● The No-Lapse Credit as of the prior Monthly Payment Date multiplied by (i), where:

– i = no greater than 1.00270926 if the No-Lapse Credit is negative; otherwise,

– i = 1.00000;

● Plus premiums received since the prior Monthly Payment Date;

● Less withdrawals taken since the prior Monthly Payment Date; and

● Less one-twelfth of the then current No-Lapse Guarantee Premium.

Example:

Assumptions

● No-Lapse Premium is $838.61

● No-Lapse Credit on the prior Monthly Payment Date is $1,000

● Withdrawal Amount taken since prior Monthly Payment Date is $500

● Premium Payment made on the current Monthly Payment Date is $100

Since the No-Lapse Credit is positive,

the No-Lapse Credit is $530.12 ($1,000 * (1.00000) + $100 - $500 - $838.61/12).

For the guarantee under this Rider to be in effect, the No-Lapse Credit less Policy Debt must be equal to or greater than zero.

If the No-Lapse Credit less Policy Debt is less than zero, the guarantee under this Rider is not in effect. The guarantee under this Rider may be brought back into effect by paying additional premium equal to the amount of premium necessary after deduction of the premium load so that the No-Lapse Credit less Policy Debt is equal to or greater than zero (the “Catch-Up” premium). If your Policy is in the Grace Period, you may pay the lesser of the Catch-Up premium (if this Rider is in effect) or the amount due to move the Policy out of the Grace Period. See the YOUR ACCUMULATED VALUE – Lapsing and Reinstatement section in this prospectus for more information on the Policy Grace Period.

If the guarantee under this Rider is in effect, the Policy and any attached optional benefits that are currently In Force, will remain In Force, will not enter the Grace Period and will not lapse during the specified guarantee period. Instead, the Policy will continue under the guarantee provided by this Rider and it will stay In Force as long as the No-Lapse Credit less Policy Debt is equal to or greater than zero.

If the Policy is continued under the guarantee provided by this Rider, the Net Accumulated Value can be less than or equal to zero. If the Policy does not have enough Net Accumulated Value from which Monthly Deductions can be collected any uncollected amounts are accumulated without interest and the result is called the Accumulated Value Deficit. Any Net Premium or loan repayment received, when the Policy is continued under the guarantee provided by this Rider will first be used to repay the Accumulated Value Deficit until it is zero. After the Accumulated Value Deficit is reduced to zero, any excess will be applied to any Policy Debt unless you instructed otherwise. If you want to keep your Policy In Force at the end of the Guarantee Period, you must make a payment sufficient to reduce the Accumulated Value Deficit to zero. In such case, any excess will then be applied to any Policy Debt unless you instructed otherwise.

Example:

Assumptions:

● Policy is within No-Lapse Guarantee Period

● Accumulated Value of $11,000 before Monthly Deductions

● Policy Debt of $9,500

● Policyholder has paid a premium at the beginning of each Policy month at least equal to one twelfth of the No-Lapse Guarantee Premium

● Upcoming Monthly Deduction = $2,000

Result:

● Policy Net Accumulated Value after Monthly Deductions will fall below $0 to -$500 ($11,000 - $9,500 - $2,000).

● Policy does not enter the Grace Period since policyholder has paid sufficient premium to meet the minimum No-Lapse Guarantee premium requirement.

Effect on Other Riders

If the Policy is continued under the guarantee provided by this Rider, any attached Riders will continue or end according to their respective terms.

Rider Termination

This Rider will end on the earliest of:

● If you add any Rider that has separate charges after the Policy Date;

● The date when the No-Lapse Credit less Policy Debt is less than or equal to zero and the Net Accumulated Value is less than the Monthly Deduction due on the Monthly Payment Date, unless a Catch-Up premium is made; or

● At the end of the Guarantee Period.

Rider Reinstatement

If the Policy has lapsed and you later wish to reinstate it, you will need to satisfy the reinstatement conditions described in the Policy. Upon Policy reinstatement we will bring forward any Catch-Up Amount and any Accumulated Value Deficit, without interest. Any Catch-Up Amount existing at the time of lapse will need to be paid upon Policy reinstatement if you wish the Short-Term No-Lapse Guarantee Benefit provided under this Rider to be in effect. See YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement – Reinstating a lapsed Policy section in this prospectus.

Premier Chronic Illness Rider

(This Rider is called “Accelerated Death Benefit Rider for Chronic Conditions” in your Policy)

If you purchase this Rider, you cannot elect the Premier Living Benefits Rider 2. This Rider is not available for a Policy issued with the Premier Living Benefits Rider 2.

The Premier Chronic Illness Rider is a chronic illness rider that provides protection from the financial impacts of becoming chronically ill by providing acceleration of a portion of the Death Benefit. You can only elect the Premier Chronic Illness Rider at Policy issue. This Rider is available for purchase if the Insured is age 75 or younger and is not a juvenile (Insured’s age at Policy issue is at least 18). We assess a monthly charge for the Rider.

If you choose to exercise the Rider, at the time we pay any Benefit Payment, we will reduce certain Policy values. The Basic Face Amount, Accumulated Value, Policy loans, Policy Debt, Loan Account, loan interest charged, Loan Account Value, and any Surrender Charge for each Basic Life Coverage Layer will be reduced by the Acceleration Percentage as calculated under this Rider. The Death Benefit will indirectly be adjusted as well as certain Policy values above are reduced – Death Benefit Option A (Basic Face Amount) and Death Benefit Option B (Basic Face Amount plus Accumulated Value). See the Rider Effects on Your Policy Values subsection below for additional information.

Rider Charge

We assess the Rider charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. Currently, the charge range is $0.0604-$1.5278 per $1,000 of Rider Net Amount at Risk. The maximum monthly charge for this Rider is equal to (a × b), where:

(a) Is the Maximum Monthly Rider Charge Rate as shown in the Policy Specifications adjusted for one dollar of Rider Net Amount at Risk; and

(b) Is the Rider Net Amount at Risk.

See the Lapse Protection subsection below for information on when the Rider charge is not assessed.

Rider Net Amount at Risk (NAR). The Rider NAR is calculated on each Monthly Payment Date as (c x d) ÷ e, where:

(c) Is the Remaining Lifetime Benefit Amount,

(d) Is the Net Amount at Risk of the Policy, and

(e) Is the Death Benefit of the Policy.

Example:

Assumptions:

● Policy Death Benefit is $1,000,000

● Remaining Lifetime Benefit Amount is $750,000

● Policy Net Amount at Risk (NAR) is $948,351

● Maximum Monthly Rider Charge rate per $1000 of Rider NAR is 0.8234

Then:

Rider NAR = [$750,000 x $948,351] ÷ $1,000,000 = $711,263.25

And:

Rider Charge = [0.8234 ÷ 1000] x $711,263.25 = $585.65

Rider Terms

Accelerated Death Benefit – a portion of the Death benefit that is paid if we receive a Written Certification that the Insured is chronically ill and all of the eligibility conditions under this Rider have been met. See the Eligibility Conditions subsection below.

Acceleration Percentage – an amount used to calculate Policy and Rider values after each benefit payment and after the corresponding reduction to the Policy’s Basic Face Amount. It is calculated as (a) divided by (b), where:

(a) Is the Benefit Payment prior to any reductions or discounts, and

(b) Is the Death Benefit of the Policy prior to the Benefit Payment.

Activities of Daily Living – generally include the following self-care functions:

● Bathing oneself

● Continence

● Dressing oneself

● Feeding oneself

● Getting oneself to and from the toilet

● Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Benefit Payment – is the Maximum Monthly Benefit Payment. If the Maximum Annual Lump Sun Benefit Payment is elected, Benefit Payment is 12 times the Maximum Monthly Benefit Payment. The final Benefit Payment will be adjusted to ensure the total of all Benefit Payments do not exceed the Lifetime Benefit Amount.

Benefit Proceeds - is the Benefit Payment received by the Owner if all eligibility conditions have been satisfied, subject to the following reductions:

● If there is an outstanding loan balance under the Policy, a portion of each Benefit Payment is used to reduce the Policy Debt. The amount of this reduction is the Policy Debt prior to the Benefit Payment multiplied by the Acceleration Percentage,

● If the Policy is in a Grace Period, an amount needed to bring the Policy out of the Grace Period, and

● If the Maximum Annual Lump Sum Benefit Payment is elected, an amount to reflect the discounted sum of the Maximum Monthly Benefit Payments.

Benefit Year – a period of 12 months that begins on the Monthly Payment date on or following the date all eligibility conditions are satisfied and as long as the eligibility conditions continue to be satisfied and this rider has not terminated (see the Rider Termination section below). Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.

Chronically Ill – an Insured who has been certified In Writing by a Licensed Health Care Practitioner as:

● Being unable to perform, without substantial assistance from another individual, at least two Activities of Daily Living for an expected period of at least 90 days due to a loss of functional capacity; or

● Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment.

Elimination Period – the total number of consecutive days, after which the Owner is eligible to receive Benefit Proceeds, if all other eligibility conditions have been met. This period begins upon the first day that the Insured is Chronically Ill and expires at the end of 90 days. Benefit Proceeds are not paid retroactively after this period has been met. A new Elimination Period does not need to be met for a continuing diagnoses of the same chronic illness.

Immediate Family Member – includes the spouse, parents, brothers, sisters, and children by blood, adoption, or marriage of the Owner and the Insured, and of the spouse of the Owner and Insured.

Internal Revenue Service Per Diem Limitation - is periodically declared by the IRS and is used in the calculation of the Maximum Monthly Benefit Payment.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be the Owner, the Insured or an Immediate Family Member.

Lifetime Benefit Amount – the maximum amount of Death Benefit that can be accelerated under this Rider during the Insured’s lifetime. The initial Lifetime Benefit Amount is shown in the Policy Specifications and may not be the amount used in calculating a Benefit Payment since the Lifetime Benefit Amount is determined at the time the eligibility conditions are met for purposes of the Benefit Payment.

Lifetime Benefit Percentage – a factor used to calculate the initial Lifetime Benefit Amount for the Rider and the percentage is shown in the Policy Specifications at time of issue and will not change. This percentage is also used as a factor to calculate the adjusted Lifetime Benefit Amount after a Policy change to reduce the Death Benefit.

Maximum Monthly Benefit Percentage – this percentage is elected at Policy issue and can be used to calculate the Maximum Monthly Benefit Payment. This percentage cannot be changed once elected and is shown in the Policy Specifications.

Maximum Per Diem Limitation Percentage - this percentage may be used in the Maximum Monthly Benefit Payment and is shown in the Policy Specifications. See Benefit Payment – Maximum Monthly Benefit Payment below to see how this percentage is used.

Severe Cognitive Impairment – means a deficiency or deterioration in the Insured’s intellectual capacity that is:

● Comparable to and includes Alzheimer’s disease and similar forms of dementia, and

● Measured by clinical evidence and standardized tests that reliably measure impairment in the Insured’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, and judgment as it relates to safety awareness.

Remaining Lifetime Benefit Amount – the Lifetime Benefit Amount reduced by any Benefit Proceeds.

Written Certification – a signed written statement completed by a Licensed Health Care Practitioner certifying that the Insured is Chronically Ill that includes proof of the Insured’s chronic illness and must be satisfactory to us. Such certification must be provided before the start of each Benefit Year and will be effective as of the first day of each Benefit Year. We reserve the right to obtain, at any time, an additional opinion of the Insured’s condition which can include a physical examination from a Licensed Health Care Practitioner, at our expense. Should this opinion differ from that of the Written Certification provided by the Insured, eligibility for benefits will be determined by a third Licensed Health Care Practitioner who is mutually acceptable to the Owner and us.

Eligibility Conditions

Benefit Proceeds are payable under this Rider when we verify that all of the following conditions are met:

● The Owner must provide a Request for Benefits and a benefit Form, or the equivalent as required by us,

● We must receive Written Certification that they Insured is Chronically Ill,

● We must receive authorization from the Insured to obtain copies of any relevant medical records required,

● The Owner must provide us with the written consent of any assignee(s) of record named under the Policy, or the irrevocable Beneficiary(ies) named under the Policy, if any, and

● The Elimination Period has been satisfied.

Benefit Proceeds may not be available if the law requires the benefit to meet the claims of creditors, whether in bankruptcy, child support or maintenance or otherwise, or a government agency requires the benefit in order to apply for, obtain, or keep a government benefit or entitlement.

Subject to the above, Benefit Proceeds are payable immediately upon the satisfaction of the eligibility conditions listed above. Benefit Proceeds begin on the Monthly Payment Date on or following the date the eligibility conditions are met. The first payment upon meeting eligibility conditions includes any Benefit Proceeds that are retroactive to the Monthly Payment Date on or following the date all eligibility conditions are met. If any Benefit Proceeds payment is delayed 31 calendar days, we will pay additional interest beginning on the 31st calendar day to the date the Benefit Proceeds are paid.

Request for Benefits

A request for benefits under this Rider occurs when the eligibility conditions have been met and a written notice requesting an Accelerated Death Benefit has been submitted. Any request given by or on behalf of the Owner to us with information sufficient to identify the Insured, will be deemed an appropriate request to us. Only one request can be approved during any 12-month period. Request should include the desired dollar amount of the Accelerated Death Benefit and your preferred payment option. If the Insured recovers and a subsequent request is submitted, that request is considered to be a new request. We must approve the request before any Benefit Proceeds will be paid.

Within 15 days of our receipt of a request, a benefit form will be provided to the Owner. If we do not provide the form to the Owner or the Owner’s authorized representative within 15 days of your request, it will be considered that you complied with the form requirements. However, you must still submit written proof that the eligibility conditions (see the Eligibility Conditions section above) have been met along with the nature and extend of the chronic illness. Any information provided can be used to determine proof of eligibility.

Within 90 days prior to the end of the current Benefit Year, we will send you a request for Written Certification to recertify that the Insured remains Chronically Ill. Payment of Benefit Proceeds will not automatically continue under this Rider unless Written Certification is provided at least once every Benefit Year. In order for payment to continue, we must receive Written Certification 60 days before the end of the current Benefit Year. If the Written Certification is received on time, the next benefit Year will begin following the end of the current Benefit Year.

If Written Certification is not received 60 days before the end of the current Benefit Year, a new Benefit Year will not automatically begin upon the end of the preceding Benefit Year. In such an event, the following conditions will apply:

● If the Written Certification is received from 59 days prior to the end of the Benefit Year to within 90 days after the end of the preceding Benefit Year, the new Benefit Year will begin on the Monthly Payment Date on or following the date we receive the Written Certification. If monthly Benefit Payments still remain under the current Benefit Year, the monthly Benefit Payments for the new Benefit Year will start when the last payment for the current Benefit Year is made.

● If the Written Certification is received beyond 90 days after the end of the preceding Benefit Year, your request will be treated as a new request and the new Benefit Year will begin on the Monthly Payment Date on or following the date all eligible conditions are met, including the new Elimination Period if required.

You must notify us if the Insured is no longer Chronically Ill. You can cancel payment of Benefit Proceeds under the monthly payment option at any time by written notification to us and any remaining Benefit Proceed payments will cease upon our receipt of the notification. Any subsequent request for payments must satisfy the eligibility conditions.

Lifetime Benefit Amount

The Lifetime Benefit Amount is determined at the time the eligibility conditions are met for purposes of the Benefit Payment. Any Policy changes that reduce the Death Benefit also reduce the Remaining Lifetime Benefit Amount proportionately. The Lifetime Benefit Amount is equal to the Remaining Lifetime Benefit Amount plus the sum of all prior Benefit Payments. Any Policy changes that increase the Death Benefit do not impact or change the Remaining Lifetime Benefit Amount.

If payment of Benefit Proceeds is not in effect and a request for benefits has not been submitted, you can request a decrease in the Lifetime Benefit Amount after the first Policy year. The effective date of such decrease will be the Monthly Payment Date after we approve your request. Increases to the Lifetime Benefit Amount are not allowed.

Example:

Assume the following:

● Remaining Lifetime Benefit Amount at issue is $750,000

● Basic Face Amount is $1,000,000

● Benefit Payment processed is $10,000

Then:

Basic Face Amount = $1,000,000 - $10,000 = $990,000

Remaining Lifetime Benefit Amount = $750,000 - $10,000 = $740,000

Lifetime Benefit Amount = $750,000 (benefit payment does not reduce the Lifetime Benefit Amount)

End of Example

After any Policy change, the Lifetime Benefit Amount will be adjusted to ensure that:

● The Lifetime Benefit Amount will never exceed the Policy’s Face Amount, and

● The Lifetime Benefit Amount will be at least equal to the greater of:

● The Lifetime Benefit Amount Percentage of the Policy’s Face Amount, and

● The Minimum Lifetime Benefit Amount which is the greater of $50,000 or 50% of the Policy’s Face Amount.

Example:

Assume the following:

● Remaining Lifetime Benefit Amount is $740,000

● Lifetime Benefit Amount is $750,000

● Basic Face Amount is $1,000,000

● Accumulated Value is $50,000

● Death Benefit is $1,050,000

● Withdrawal processed for $25,000

Then:

Remaining Lifetime Benefit Amount after Withdrawal = Remaining Lifetime Benefit Amount before Withdrawal x (1 – Withdrawal ÷ Death Benefit) = $722,380.95

This is a reduction of $17,619.05 = ($740,000 – $722,380.95). The same dollar amount reduces the Lifetime Benefit Amount.

Lifetime Benefit Amount = $732,380.95

Example:

Assume the following:

● Remaining Lifetime Benefit Amount is $722,380.95

● Lifetime Benefit Amount is $732,380.95

● Basic Face Amount is $1,000,000

If there is a policy transaction that reduces the Basic Face Amount to $800,000 there is no reduction to the Remaining Lifetime Benefit Amount or the Lifetime Benefit Amount. This is because the Remaining Lifetime Benefit Amount of $722,380.95 is still less than the Basic Face Amount after reduction to $800,000.

If there is a policy transaction that reduces the Basic Face Amount to $600,000, then the Remaining Lifetime Benefit Amount is reduced to $600,000 so that the Remaining Lifetime Benefit Amount does not exceed the Basic Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Lifetime Benefit Amount. The Lifetime Benefit Amount after this reduction is $610,000.

End of Example

If no Benefit Payments have been paid, the Remaining Lifetime Benefit Amount is equal to the Lifetime Benefit Amount. Subsequent Benefit Payments paid under this Rider reduce the Remaining Lifetime Benefit Amount as follows:

● If the Maximum Monthly Benefit Payment option is selected, the Remaining Lifetime Benefit is reduced by the Maximum Monthly Benefit Payment.

● If the Maximum Annual Lump Sum Benefit Payment option is selected, the Remaining Lifetime Benefit Amount is reduced by 12 times the Maximum Monthly Benefit Payment.

Benefit Payment

You can elect to receive Benefit Payments monthly (12 payments over a Benefit Year) or elect to receive one annual payment. If no election is made, the default will be monthly Benefit Payments.

Maximum Monthly Benefit Payment. Under a monthly benefit option, you can elect receipt of Benefit Proceeds in 12 monthly payments over a Benefit Year, or until you cancel your request. The Maximum Monthly Benefit Payment is the minimum of these three amounts:

● The Lifetime Benefit Amount multiplied by the Maximum Monthly Benefit Percentage,

● The IRS Per Diem Limitation multiplied by the day in the month factor as shown in the Policy Specifications, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specification, or

● The amount requested by you.

The Maximum Monthly Benefit Payment will not be less than the Minimum Monthly Benefit Payment shown in the Policy Specifications and will not be more than the Remaining Lifetime Benefit Amount.

Maximum Annual Lump Sum Benefit Payment. Under a lump sum benefit option, you can elect receipt of Benefit Proceeds in one annual payment in a Benefit Year. The Maximum Annual Lump Sum Benefit Payment is a discounted sum of the Maximum Monthly Benefit Payments in a Benefit Year. The Maximum Annual Lump Sum Benefit Payment will not exceed the Remaining Lifetime Benefit Amount. If the Maximum Annual Lump Sum Benefit Payment is elected, the Benefit Proceeds will be at least as great as the Acceleration Percentage times the Policy’s Net Cash Surrender Value.

Discount Rate. The discount rate is used to determine the Maximum Annual Lump Sum Benefit Payment and will not exceed the greater of these two amounts:

● The current yield on 90-day Treasury bills, or

● The current maximum statutory adjustable policy loan interest rate based on Moody’s Corporate Bond Yield Average – Monthly Average Corporates published by Moody’s Investors Service, Inc., for the calendar month ending two months before the request for an accelerated payment.

In the event that either of the above amounts are discontinued, an appropriate substitute index will be used subject to approval of any state regulatory agencies.

Example:

Assume the following:

● Basic Face Amount is $500,000

● Remaining Lifetime Benefit Amount is $500,000

● Maximum Monthly Benefit is 4%

● IRS Per Diem Limitation is $390

● Month Factor is 30

● Maximum Per Diem Limitation Percentage is 125%

● Discount Rate is 8.00%

● Policy Debt = $0

● Policy is not in Grace Period

● Lump Sum Annual Benefit Payment is selected

And:

● Lifetime Benefit Amount x Maximum Monthly Benefit Percentage = $20,000

● IRS Per Diem Limitation x 30 x 125%=$14,625

● Requested Amount = $10,000

Then:

Maximum Monthly Benefit is $10,000 (minimum of the above three amounts)

Maximum Lump Sum Annual Benefit Payment (Discounted value at 8.00%) is $115,870 (calculated from each monthly benefit)

Benefit Payment is $120,000 (12 x Maximum Monthly Benefit)

Benefit Proceeds is $115,870 (Benefit Payment adjusted for Discounting, Debt, and Grace)

Remaining Lifetime Benefit Amount = Lifetime Benefit Amount – Benefit Payment = $380,000

End of Example

Who Benefit Proceeds Are Paid To. Unless otherwise assigned or designated by the Owner, all Benefit Proceeds will be payable to the Owner or the Owner’s estate while the Insured is still living, subject to any required acknowledgement from any assignee(s) of record named under the Policy, or the irrevocable Beneficiary(ies) named under the Policy, if applicable. Upon the death of the

Owner, we will pay any Benefit Proceeds requested prior to the Owner’s death, to his or her estate. Any payment of Benefit Proceeds that is made in good faith by us is deemed irrevocable.

Death of the Insured. If written notice of the Insured’s death is received by us prior to a payment of Benefit Proceeds, then such proceeds will not be paid. However, any Benefit Proceeds paid by us after the date of death but prior to our receipt of written notice of the Insured’s death, will reduce the Death Benefit Proceeds payable under the Policy.

Example where the Policy is not in the Grace Period:

Assumptions:

● Remaining Lifetime Benefit Amount is $750,000

● Benefit Payment is $20,000

● Policy Debt before the Benefit Payment is $5,000

● Policy Death Benefit before the Benefit Payment is $1,000,000

Acceleration Percentage = $20,000 ÷ $1,000,000 = 2%

Benefit Proceeds = $20,000 – ($5,000 x 2%) = $19,900

Example where the Policy is in the Grace Period:

Assumptions:

● Remaining Lifetime Benefit Amount is $750,000

● Benefit Payment is $20,000

● Policy Accumulated Value is $15,000

● Policy Debt before the Benefit Payment is $15,200

● Unpaid Grace Amount is $1,200

● Policy Death Benefit before the Benefit Payment is $1,000,000

Acceleration Percentage = $20,000 ÷ $1,000,000 = 2%

Benefit Proceeds = $20,000 – (2% x $15,200) – $1,200 = $18,496

 End of Example

Rider Effects on Your Policy Values

When we pay a Benefit Payment, we will reduce the following Policy values (if applicable) by their current value multiplied by the Acceleration Percentage:

● The Basic Face Amount,

● The Accumulated Value,

● Any Policy loans, Policy Debt, Loan interest charged, Loan Account, and the Loan Account Value, and

● Any Surrender Charge for each Basic Life Coverage Layer.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before Benefit Payment	Reduction (2% x Value)	After Benefit Payment
Basic Face Amount	$1,000,000	$20,000	$980,000
Accumulated Value	$15,000	$300	$14,700
Policy Debt	$15,200	$304	$14,896
Surrender Charge	$1,000	$20	$980

End of Example

Other Rider Effects on Your Policy

After we make a Benefit Payment under the Rider:

● We will not allow any increase or decrease to the Basic Face Amount during a Benefit Year,

● Policy loans may not be requested during a Benefit Year However, when a Benefit Year ends, Policy loans may be requested,

● Death Benefit Option changes are allowed during a Benefit Year, but only from Death Benefit Option B into Death Benefit Option A while this Rider is In Force,

● Policy withdrawals may not be requested during a Benefit Year,

● Any Systematic Distribution Program in effect will be discontinued,

● During a Benefit Year, transfers from the Fixed Options to the Variable Investment Options are not permitted,

● If your Policy has the Short-Term No-Lapse Guarantee Rider, the no-lapse guarantee premium is reduced on the date of each Benefit Payment by an amount equal to the no-lapse guarantee premium prior to the Benefit Payment, multiplied by the Acceleration Percentage. The no-lapse credit is reduced on the date of each Benefit Payment by an amount equal to the No-Lapse Credit prior to the Benefit Payment multiplied by the Acceleration Percentage.

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. The federal, state, or local tax consequences resulting from payment of Accelerated Death Benefit proceeds will depend on your specific facts and circumstances. You should consult with your personal tax advisor before requesting any Accelerated Death Benefit payments.

Payment of an Accelerated Death Benefit under this Rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES- Modified Endowment Contracts and HOW PREMIUMS WORK - Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Premier Chronic Illness Rider Effects on Other Riders

Generally, optional rider benefits under the Policy will continue to remain In Force subject to the terms and conditions of the Policy and riders, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable Rider. The charges may be affected by the reduction in benefits and Policy values.

Lapse Protection

During any Benefit Year, the Policy and any rider will not lapse. Currently, this benefit is administered such that the Monthly Deduction under the Policy, and any rider will not be assessed during a Benefit Year. Policy loans will continue to be processed according to Policy terms and can result in a negative Net Cash Surrender Value.

When Benefit Payments are no longer being made for a Benefit Year, additional premium or a loan repayment may be required to keep the Policy In Force when Monthly Deductions resume.

Rider Termination

This Rider will terminate upon the occurrence of any of the following:

● Your Written Request,

● The acceleration of any part of the Death Benefit of the Policy for reason of terminal illness while the Insured is still living,

● The date the Remaining Lifetime Benefit Amount is zero,

● The date the Policy terminates, or

● The date we receive, at our office, written notice of the death of the Insured.

Rider Reinstatement

If the Policy is reinstated, this Rider may also be reinstated according to the reinstatement provision of the Policy.

Premier Living Benefits Rider 2

(This Rider is called “Accelerated Death Benefit Rider for Chronic Illness and Terminal Illness” in your Policy.)

This Rider is only available at Policy issue. In addition, this Rider is not available for Policy’s issued with the Terminal Illness Rider or the Premier Chronic Illness Rider.

The Premier Living Benefits Rider is a chronic illness and terminal illness Rider that provides protection from the financial impacts of becoming chronically ill or terminally ill by providing acceleration of a portion of the Death Benefit.

There is no additional cost for the rider. However, if you choose to exercise the Rider, at the time we pay any Benefit Payment, we will reduce certain Policy values. The Face Amount, Accumulated Value, Policy Debt, and any Surrender Charge for each Basic Life Coverage Layer will be reduced by the Acceleration Percentage (Chronic Illness or Terminal Illness, as applicable) as calculated under this Rider. The Death Benefit will indirectly be adjusted as certain Policy values above are reduced – Death Benefit Option A ( Face Amount) and Death Benefit Option B (Face Amount plus Accumulated Value). See the Rider Effects on Your Policy Values subsection below for additional information.

There is no separate premium requirement for this Rider. However, this Rider does not eliminate the need to pay premiums to keep the Policy In Force. Even when receiving payment benefits under this Rider, the Owner must continue to pay any necessary premiums to avoid policy lapse.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

Rider Terms

Accelerated Death Benefit – the adjusted Death Benefit or portion of Death Benefit that is paid to a Chronically or Terminally Ill Individual.

Activities of Daily Living – generally include the following self-care functions:

● Bathing oneself;

● Continence;

● Dressing oneself;

● Feeding oneself;

● Getting oneself to and from the toilet;

● Transferring oneself into or out of a bed, chair or wheelchair.

The Rider attached to your Policy contains more detailed information about these self-care functions.

Benefit Payment – the periodic or lump sum payment of the Accelerated Death Benefit proceeds.

Benefit Payment Date – the date or dates that a Benefit Payment is paid. Benefits will be paid when we confirm that the Insured has met the required conditions. See the Eligibility Conditions subsection below.

Certification of Illness – is either of the following:

● A written certification from a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual who meets the conditions of this Rider. Each certification is valid for a 12-month period and must state that the Chronic Illness is expected to be permanent; or

● A written certification from a Licensed Physician that the Insured is a Terminally Ill Individual who meets the conditions of this Rider. The certification must include the clinical, radiological or laboratory evidence of the condition that supports the certification.

We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Health Care Practitioner or Licensed Physician, eligibility for Benefits will be determined by a third party Licensed Health Care Practitioner or Licensed Physician who is mutually acceptable to you and to us.

Chronic Illness - a medical condition where the Chronically Ill Individual has received a certification of illness that states:

● They are permanently unable to perform at least two Activities of Daily Living without hands-on or stand-by assistance from another individual; or

● They require permanent continual supervision by another person for protection from threats to the Insured’s health or safety due to severe cognitive impairment (deficiency in short or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it related to safety awareness).

Chronically Ill Individual – an Insured who has been certified as having a Chronic Illness. See the APPENDIX: STATE LAW VARIATIONS – OPTIONAL RIDERS AND BENEFITS section in this prospectus.

Immediate Family Member – includes the spouse, parents, brothers, sisters, and children by blood, adoption, or marriage of the Owner and the Insured, and of the spouse of the Owner and Insured.

Initial Eligible Amount – the lesser of the Maximum Lifetime Chronic Illness Benefit or the Death Benefit, when the first Benefit Payment under this Rider is made.

Licensed Health Care Practitioner – a physician, registered nurse, licensed social worker or other individual whom the United States Secretary of the Treasury may prescribe by regulation, and resides in the United States. A Licensed Health Care Practitioner may not be the Insured, the Owner, or an Immediate Family Member. The Licensed Health Care Practitioner must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Licensed Physician – a physician who is licensed and residing in the United States and the physician is not the Owner, the Insured, or Immediate Family Member. The Licensed Physician must be independent of us, meaning he or she may not be our employee or be compensated in a manner that is linked to the outcome of the certification.

Maximum Lifetime Chronic Illness Benefit – the maximum amount of Death Benefit that you can accelerate as a Chronic Illness Benefit during the Insured’s lifetime, as shown in your Policy Specifications. The Chronic Illness Benefit will not exceed the actual Death Benefit at the time this Rider is exercised.

Per Diem Limitation – used in the calculation of the Chronic Illness Benefit. Either annual or monthly Benefit Payments may be elected and they are determined as follows:

● Annual Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 365.

● Monthly Per Diem Limitation – the Per Diem Limitation as declared by the Internal Revenue Service on each Benefit Payment Date multiplied by the Maximum Per Diem Limit Percentage, then multiplied by 30.

Terminal Illness – A medical condition where the Terminally Ill Individual has been certified to have a life expectancy that is reasonably expected to be 12-months or less from the Benefit Date.

Terminally Ill Individual – an Insured who has been certified as having a Terminal Illness.

Eligibility Conditions – Chronic Illness or Terminal Illness

Eligibility Conditions – To receive an Accelerated Death Benefit, all the following conditions must be satisfied:

● The Policy Owner must provide a written Request for Benefits. If we need additional information, within 15 days of our receipt of the written Request for Benefits, a Benefit Form will be provided to the Insured. You must submit written proof that the Insured is either a Chronically Ill or Terminally Ill Individual.

● The Insured must provide Certification of Illness that they are either a Chronically Ill Individual or a Terminally Ill Individual, whichever applies.

● The Owner must provide us with the written consent of the assignee of record named under the Policy, if any, or the irrevocable Beneficiary named under the Policy, if any.

● There is no legal requirement that the benefit be used to meet the claims of creditors, whether in bankruptcy or otherwise, and there shall be no government agency that requires the benefit to apply for, obtain, or keep a government benefit or entitlement.

● The Chronic or Terminal Illness shall not be the result of attempted suicide, or intentionally self-inflicted injury.

Request for Benefits – A Written Request for benefits may be for either one of the following:

● Chronic Illness Benefits – may be made at any time after the date the Insured develops a Chronic Illness as defined in this Rider. Only one request for Chronic Illness Benefits may be submitted during any 12-month period and each request must include a new Certification of Illness. Requests should also include the desired dollar amount and your election of annual or monthly benefit proceeds.

● Terminal Illness Benefits - may be made at any time after the date the Insured develops a Terminal Illness as defined in this Rider. A request should include the desired dollar amount which is paid in one lump sum.

Accelerated Death Benefit Payments and Values – Chronic Illness Benefit

The Chronic Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Chronically Ill Individual who has met the Eligibility Conditions subsection referenced above.

Chronic Illness Benefit Proceeds - the amount of Chronic Illness Benefits that is payable on each Benefit Payment Date.

The Chronic Illness Benefit Proceeds are equal to a – (b x c) – (d x c), where:

a = The Chronic Illness Benefit;

b = The Policy Debt prior to the payment of the Chronic Illness Benefit;

c = The Chronic Illness Acceleration Percentage; and

d = The sum of any Monthly Deductions that are due and unpaid prior to the payment of the Chronic Illness Benefit, if the Policy is in the Grace Period.

The Chronic Illness Acceleration Percentage is equal to (a ÷ b), where:

a = The Chronic Illness Benefit; and

b = The Chronic Illness Reduction Factor multiplied by the Death Benefit on the Benefit Payment Date.

The Chronic Illness Reduction Factor is equal to (c + d) ÷ e, where:

c = 100% of the Cash Surrender Value immediately prior to the benefit payment;

d = The Chronic Illness Risk Factor (which varies based on the Insured’s attained Age, sec and Risk Class, the Accelerated Death Benefit Interest Rate, and a mortality table for disabled lives declared by us) times the result of the Death Benefit less the greater of zero or the Accumulated Value immediately prior to the benefit payment; and

e = The Death Benefit.

Election of Proceeds - The Chronic Illness Benefit Proceeds may be paid in one annual payment or in 12-monthly payments. Proceeds will be paid as an annual benefit unless you elect to receive monthly payments.

Annual Benefit Proceeds – Under this option, you may elect to receive one annual payment that will not exceed the Maximum Annual Chronic Illness Benefit Amount. A new Certification of Illness is required before each election date, which is the start of a new 12-month period. The following stipulations apply:

● The amount of Chronic Illness Benefits requested may not be less than the Minimum Annual Chronic Illness Benefit Amount shown in the Policy Specifications; and

● The amount of Chronic Illness Benefits paid will never be greater than the Maximum Annual Chronic Illness Benefit Amount.

Monthly Benefit Proceeds – Under this option, you may elect to receive proceeds in 12-monthly payments that will result in payment of the Chronic Illness Benefit Proceeds over a 12-month election period or until you cancel your request. The amount of Monthly Benefit Proceeds may vary from month to month, but will not exceed the Maximum Monthly Chronic Illness Benefit Amount (shown in the Policy Specifications) each Benefit Payment Date. A new Certification of Illness is required before each election date, which is the start of each new 12-month period however a new Request for Benefits will not be required. The following stipulations apply:

● The amount of the Chronic Illness Benefits requested may not be less than the Minimum Monthly Chronic Illness Benefit Amount shown in the Policy Specifications;

● The Chronic Illness Benefit will never be greater than the Maximum Monthly Chronic Illness Benefit Amount on that Benefit Payment Date; and

● You may not change the dollar amount of the Chronic Illness Benefits you requested.

You may cancel an election of Monthly Benefit Proceeds at any time during the 12-month period that the Monthly Benefit Proceeds are being paid. However, a new Request for Chronic Illness Benefits may not be made until 12-months after the date the prior Request for Benefits was processed. Upon canceling your election, you will not receive any remaining monthly payments due and unpaid for the current 12-month election period.

Proceeds (annual or monthly) will be paid to you (or your designee) or your estate while the Insured is still living, subject to any required acknowledgment of concurrence for payout. Upon the death of the Owner we will pay the benefit, provided the benefit is requested prior to the Owner’s death, to his or her estate. Any payment of proceeds that is made in good faith by us is deemed irrevocable. Accelerated Death Benefits are paid as described in this Rider.

The Total Accelerated Chronic Illness Benefit is equal to the amount that the Death Benefit has been reduced as a result of paying an Accelerated Death Benefit under this Rider. The Total Accelerated Chronic Illness Benefit is equal to zero at the date of issue of this Rider.

Example:

Assumptions

● Accumulated Value is $150,000

● Chronic Illness Benefit is $65,000

● Death Benefit is $600,000

● Cash Surrender Value is $100,000

● Chronic Illness Factor is 48.57734%

● Policy Debt is $20,000

The Reduction Factor is 0.5309967 = [$100,000 + 0.4857734 x ($600,000 - $150,000)] ÷ $600,000.

The Acceleration Percentage is 20.40188% = $65,000 ÷ (0.5309967 x $600,000)

The Chronic Illness Benefit Proceeds is $60,919.62 = $65,000 - ($20,000 x 0.2040188)

End of Example

Accelerated Death Benefit Payment and Values – Terminal Illness Benefit

Terminal Illness Benefit Proceeds – Terminal Illness Benefit Proceeds is the amount of Terminal Illness Benefit that is payable on the Benefit Payment Date. Terminal Illness Benefit Proceeds will be paid in one lump sum and are at least equal to the Acceleration Percentage multiplied by the difference between the current Cash Surrender Value and any outstanding Policy Debt. More details about the calculation are in the Policy Specifications. We will pay the Terminal Illness Benefit Proceeds only once per Policy.

The Terminal Illness Acceleration Percentage is equal to (a ÷ b), where:

a = The Terminal Illness Benefit; and

b = The Terminal Illness Eligible Coverage on the Benefit Payment Date.

The Terminal Illness Benefit is the Accelerated Death Benefit payable when the Insured is a Terminally Ill Individual who has met the Eligibility Conditions subsection referenced above.

The Terminal Illness Eligible Coverage is the portion of the Policy Death Benefit that will qualify for determining the Terminal Illness Benefit under this Rider. The Terminal Illness Eligible Coverage is listed in the Policy Specifications. The Terminal Illness Eligible Coverage does not include:

● Any insurance under the Policy on the life of someone other than the Eligible Insured; or

● Any rider, on the Insured, that is not explicitly listed as being Terminal Illness Eligible Coverage.

Example:

Assumptions:

● Eligible Coverage is $100,000

● Terminal Illness Benefit is $75,000

● Accelerated Death Benefit Interest Rate is 8%

● Cash Surrender Value is $25,000

● Policy Debt is $10,000

● Processing Charge is $0

The Acceleration Percentage is 75% = ($75,000 ÷ $100,000)

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $63,333.33 = [($100,000 - $25,000) x 0.92592593 + $25,000] x 0.75 - ($10,000 x 0.75) - 0

End of Example

Request for Benefits

Processing the Request for Benefits – Depending on whether a Chronic Illness Benefit or a Terminal Illness Benefit is requested, we will do one of the following on each Benefit Payment Date.

Upon request for Chronic Illness Benefits, we will:

● Calculate the Chronic Illness Benefit Proceeds;

● Verify that the Policy is not in the Grace Period. If it is, the Chronic Illness Benefit will be reduced by the amount needed to pay any portion of the Monthly Deduction due;

● Limit the Chronic Illness Benefit Proceeds to the Maximum Annual Chronic Illness Benefit Amount or Maximum Monthly Chronic Illness Benefit Amount, each shown in the Policy Specifications, as applicable; and

● Reduce Policy and Rider values as described herein.

Upon request for Terminal Illness Benefits, we will:

● Calculate the Terminal Illness Benefit Proceeds;

● Limit the Terminal Illness Benefit as shown in Terminal Illness Benefit Limitation shown in the Policy Specifications;

● Reduce Policy and Rider values as described herein; and

● Terminate any Chronic Illness Benefits.

Accelerated Death Benefits are payable immediately beginning on the Benefit Date. If payment of Accelerated Death Benefit proceeds is delayed thirty-one (31) calendar days after the Benefit Date, we will pay Death Benefit Proceeds Additional Interest as described in the Death Benefit Proceeds section of the Policy. Such additional interest rate will be applied to the Accelerated Death Benefit proceeds beginning on the 31st calendar day referenced above, to each Benefit Payment Date.

Rider Effects on Your Policy

When you exercise the Rider and we pay Benefit Proceeds, the following values will be reduced by an amount equal to the value below multiplied by the applicable Chronic or Terminal Illness Acceleration Percentage. On each Benefit Payment Date, the following values will be reduced:

● The Face Amount;

● The Accumulated Value;

● The Surrender Charge for each Basic Life Coverage Layer;

● Any Policy Debt;

Other Rider Effects on the Policy

After we make the initial Benefit Payment under the Rider:

● You can change your Death Benefit Option, but only to Death Benefit Option A;

● We will not allow any requested increases in benefits under the Policy or any Riders;

● Policy loan availability will continue according to Policy terms; and

● We may discontinue any Systematic Distribution Program in effect.

Premier Living Benefits Rider 2 Effects on Other Riders

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

● If your Policy has the Short-Term No-Lapse Guarantee Rider, the no-lapse premium and any no-lapse credit will be reduced on the date of each Benefit Payment by an amount equal to the applicable no-lapse guarantee premium or no-lapse credit prior to the payment of Benefit Proceeds, multiplied by the Acceleration Percentage;

Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code. You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other Policy values referenced in the Rider Effects on Your Policy subsection above. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES - Modified Endowment Contracts and HOW PREMIUMS WORK-Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Rider Termination

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your Written Request;

● Acceleration of any part of the Policy’s Death Benefit because of the Insured’s terminal illness while the Insured is still living;

● The date Rider benefits equal to the total Death Benefit have been accelerated;

● When the Rider or the Policy terminate; or

● When you notify us of the Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Terminal Illness Rider

(This Rider is called “Accelerated Death Benefit Rider for Terminal Illness” in your Policy.)

Not available for Policies issued with the Premier Living Benefits Rider 2. If you purchased the Premier Chronic Illness Rider, this Rider is included on the Policy. If you were not eligible for the Premier Living Benefits Rider 2 or the Premier Chronic Illness Rider, this Rider is included on the Policy.

You may opt out of the Rider at any time after the Policy is issued. There is no charge for opting out of the Rider.

The Terminal Illness Rider provides protection from the financial impacts of having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less by providing acceleration of a portion of the Death Benefit. For more information, please see APPENDIX: STATE LAW VARIATIONS.

There is no additional cost for the Rider. However, if you choose to exercise the Rider, at the time we pay any Terminal Illness Benefit, we will reduce certain Policy values. The Face Amount, Accumulated Value, Policy Debt, Loan Account, Loan Account Value, and any Surrender Charge for each Basic Life Coverage Layer will be reduced by the Acceleration Percentage as calculated under this Rider. The Death Benefit will indirectly be adjusted as certain Policy values above are reduced – Death Benefit Option A (Face Amount) and Death Benefit Option B (Face Amount plus Accumulated Value). See the Rider Effects on Your Policy Values subsection below for additional information.

Rider Terms

Eligible Coverage – the portion of the Policy Face Amount that will qualify for determining the Terminal Illness Benefit under the Terminal Illness Benefit Rider. Your Policy’s Eligible Coverage is listed in the Policy Specifications under the Terminal Illness Rider. It does not include any insurance on the life of anyone other than the Insured and any other rider on the Insured.

Immediate Family Member – includes the spouse, parents, brothers, sisters, and children by blood, adoption, or marriage of the Owner and the Insured, and of the spouse of the Owner and Insured.

Licensed Physician – a physician licensed and residing in the United States. The Licensed Physician cannot be you or an Immediate Family Member.

Terminally Ill Individual – an Insured who has been certified in writing by a Licensed Physician as having a medical condition that is reasonably expected to result in a life expectancy of 12 months or less from the date of the Written Request.

Eligibility Conditions

To receive the Rider Benefits, you must satisfy the following conditions:

● You must submit a Written Request while the Policy is In Force; we will provide you with a claim form within 15 days of your Written Request. Your completed claim form must contain proof that the Insured is a Terminally Ill Individual;

● Any assignee or any irrevocable Beneficiary under the Policy must provide written consent;

● The Terminally Ill Individual’s illness must not be the result of attempted suicide or intentionally self-inflicted injury.

The Terminal Illness Benefit will be payable when we receive written certification (which includes clinical, radiological or laboratory evidence of the condition) from a Licensed Physician that the Insured is a Terminally Ill Individual and meets the conditions described in the Rider. We reserve the right to obtain an additional opinion of the Insured’s conditions at our expense. If this opinion differs from that of the Insured’s Licensed Physician, eligibility for Benefits will be determined by a third Licensed Physician who is mutually acceptable to you and to us.

The Terminal Illness Benefit will not be payable if the law requires the Benefit to meet creditor claims or a government agency requires the Benefit for application or maintenance of a government benefit or entitlement.

The Premier Chronic Illness Rider will terminate when we receive a Written Request for the Terminal Illness Benefit under this Rider.

The Rider at Exercise

You may submit your Written Request for benefits under the Rider, including the amount of Terminal Illness Benefit requested, when the Insured qualifies as a Terminally Ill Individual and meets the eligibility conditions.

When we make the benefit payment we will:

● Limit the benefit to the lesser of 75% of the Eligible Coverage or $250,000;

● Calculate the Terminal Illness Benefit Proceeds, as described below; and

● Reduce Policy and Rider values.

Calculating the Benefit Under the Rider

The Terminal Illness Benefit Proceeds is the amount payable under the Rider. It is a one-time payment equal to the Terminal Illness Benefit multiplied by (a) and reduced by (b) and (c) where:

(a) The Terminal Illness Reduction Factor;

(b) Policy Debt multiplied by the Acceleration Percentage; and

(c) A processing charge, guaranteed not to exceed $100.

If the Insured dies within 30 days of payment of the Terminal Illness Benefit Proceeds, we will refund the amounts defined in (a) and (c) above.

The Terminal Illness Reduction Factor is equal to (a) ÷ (b) where:

(a) Equals 1; and

(b) Equals 1 plus the Accelerated Death Benefit Interest Rate.

The Accelerated Death Benefit Interest Rate will not exceed the greater of:

● The current yield on the 90-day Treasury Bill; or

● The maximum fixed annual rate of 8% in arrears or a variable rate determined in accordance with the National Association of Insurance Commissioners Policy Loan Interest Rate Model.

Example:

Assumptions:

● Eligible Coverage is $100,000

● Terminal Illness Benefit is $75,000

● Accelerated Death Benefit Interest Rate is 8%

● Policy Debt is $10,000

● Processing Charge is $100

The Acceleration Percentage is 75% = $75,000 ÷ $100,000

The Terminal Illness Reduction Factor is 0.92592593 = 1 ÷ (1 + 0.08)

The Terminal Illness Benefit Proceeds is $61,844.44 = ($75,000 x 0.92592593) - ($10,000 x 0.75) - $100

End of Example

We pay the Terminal Illness Benefit as a lump sum. It is guaranteed never to be less than $500 or 25% of your Policy’s Face Amount. We will pay the Terminal Illness Proceeds once per Policy.

If you send us Written Notice that the Insured has died before we have paid the Terminal Illness Benefit, we will not make the payment. However, if we pay the Terminal Illness Benefit before we receive Written Notice of the Insured’s death, the payment will be effective and we will reduce the Death Benefit Proceeds payable under the Policy.

We pay the Benefits to you (or your designee) or to your estate while the Insured is still living, unless the Policy has been otherwise assigned.

When you exercise the Rider, we will send you a statement demonstrating the effect of exercising the Rider on the Policy’s Accumulated Value, Death Benefit, Premium, Cost of Insurance Charges and Policy loans.

At the time of each Benefit payment, we will:

● Calculate the amount payable upon request under this Rider (the “Terminal Illness Benefit Proceeds”);

● Reduce the Policy and Rider values as described in the Rider; and

● Send you an endorsement to the Policy, which will include a statement of the effect of the Benefit payment on the Policy’s Accumulated Value, Death Benefit, Premium, cost of insurance Charges and Policy loans.

If you request another transaction on the same day as a Terminal Illness Benefit is paid, we will process the Terminal Illness Benefit Proceeds after we have processed the other requested transactions.

Your Policy After Exercising the Terminal Illness Rider

When you exercise the Rider and we make a Benefit payment, Policy values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

● The Face Amount; and

● The Accumulated Value;

The Acceleration Percentage equals (a ÷ b) where:

a = The Terminal Illness Benefit; and

b = The Eligible Coverage on the date of each Benefit payment.

Your Policy’s Face Amount will be reduced by an amount equal to the Acceleration Percentage multiplied by the Total Face Amount prior to the benefit payment. The Face Amount of each Basic Life Coverage Layer of the Policy will be reduced according to the terms of the Policy and Rider.

The Policy’s Death Benefit and Accumulated Value will continue to be calculated in accordance with the terms of the Policy.

The Policy’s Investment Option values are reduced on the date of each benefit payment by an amount equal to the Acceleration Percentage multiplied by the Investment Option values prior to the benefit payment. The reduction to the values in each of the Investment Options will be treated as an Account Deduction.

We will reduce your Policy Debt, Loan Account and Loan Account Value on the date of a Benefit payment by an amount equal to their respective values prior to the Benefit payment multiplied by the Acceleration Percentage.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following the Benefit payment.

Your Policy’s Cash Surrender Value and Net Cash Surrender Value following the Benefit payment will be calculated according to the terms of the Policy.

The Riders After Exercising the Terminal Illness Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. The charges may be affected by the reduction in benefits and policy values. In addition:

● If your Policy has the Short-Term No-Lapse Guarantee Rider, the no-lapse premium and the no-lapse credit will each be reduced on the date of each Benefit payment;

Terminal Illness Benefit Accelerated Death Benefits may affect your eligibility for, or amount of, other benefits provided by federal, state or local government. Payments of Accelerated Death Benefits provided by the Rider are intended to qualify as Death Benefits under section 101(g) of the Tax Code.

You should consult with your personal tax advisor before requesting any accelerated Death Benefit payments.

Rider Termination

The Rider is effective on the Policy Date unless otherwise stated. It will terminate on the earlier of:

● Your Written Request;

● The date the Benefit under the Rider are paid;

● When the Rider or the Policy terminate; or

● When you notify us of Insured’s death.

If your Policy lapses and is reinstated, you may reinstate the Rider.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other Policy values referenced in the Rider Effects on Your Policy subsection above. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected. See the VARIABLE LIFE INSURANCE AND YOUR TAXES - Modified Endowment Contracts and HOW PREMIUMS WORK-Limits on the Premium Payments You Can Make sections in this prospectus for more information on the relation of the Policy’s Death Benefit to premium payments and Modified Endowment Contract status.

Things to Keep in Mind

Other Variable Life Insurance Policies

We offer other variable life insurance policies which provide insurance protection on the life of the Insured. We also offer riders on other variable life insurance policies that provide additional insurance protection on the Insured. Many life insurance policies and riders have some flexibility in structuring the amount of insurance protection, the amount that is payable upon death, and premium payments in targeting cash values based on your particular needs.

This Policy

If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all planned premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance. Accelerated Death Benefit payments received for a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations). Pacific Life cannot determine the taxability of benefit payments. Tax treatment of long-term care benefits is complex, and will depend on the amount of benefits taken, the amount of qualified expenses incurred and possibly other factors. Receipt of accelerated Death Benefits may affect eligibility for public assistance programs such as Medicaid. Consult your qualified and independent legal and tax advisors about the tax implications of these benefits.

We also offer the ability to have increases in Coverage. A requested increase in Coverage can provide for a larger increase, but would be subject to full underwriting and could result in a different Risk Class than that originally underwritten. Policy charges will vary based on the amount and timing of increases, and on whether the increase was scheduled or requested.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your financial professional before purchasing any life insurance product or purchasing additional insurance benefits. You should also consider a periodic review of your Coverage with your financial professional.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50 unless a lower premium payment is required to keep the Policy In Force.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of you may need to make additional premium payments to cover Monthly Deductions for Policy charges to keep your Policy In Force.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See the HOW PREMIUMS WORK – Allocating Your Premiums section in this prospectus for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your financial professional will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases. There is no required minimum initial premium amount.

Planned Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned premium. Here’s how it works:

● You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below. If you want to change the scheduled premium payment amount or frequency, contact us In Writing.

● We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

● If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise In Writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Cash Surrender Value, less any Policy Debt, is less than your monthly charges on the day we make the deduction. Turn to the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

● By personal check, drawn on a U.S. bank;

● By cashier’s check, if it originates in a U.S. bank;

● By money order in a single denomination of more than $10,000 for In Force payments, if it originates in a U.S. bank;

● By third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

● By temporary check with the ABA routing number and account number pre-printed on the check;

● Wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

● Cash;

● Credit card or check drawn against a credit card account;

● Traveler’s checks;

● Cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank;

● Money order in a single denomination of $10,000 or less;

● Third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured(s) and/or Owner;

● Wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory Evidence of Insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see the YOUR POLICY’S ACCUMULATED VALUE section in this prospectus on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

You can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

● You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

● If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

● If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

There are different premium types for this Policy. The premium type is used to determine the applicable premium load for each premium payment. The three premium load types are basic premium load, internal premium load, and surplus premium load.

We deduct a maximum basic premium load of 6.90% from each premium payment you make excluding any internal premiums. Internal premiums are premiums made by a replacement or conversion of an existing policy you have with us. We deduct a maximum internal premium load of 6.90% from each internal premium. If the existing policy you have with us is a variable universal life policy and a conversion or split option rider was used or the transfer was made in connection with a transfer or exchange offer by us or Pacific Select Distributors, LLC (our distributor), the value transferred from the old policy will not incur any premium load, including any internal premium load. Premium loads will apply on the new policy for additional premium added at issue or after the initial premium paid.

The surplus premium load is deducted from premiums paid (excluding internal premiums) that are greater than a certain amount (called the Premium Band in your Policy Specifications). The surplus premium load is the surplus premium load rate multiplied by total premiums made in excess of the Premium Band. The maximum surplus premium load rate on a guaranteed basis is 20% of the premiums made in excess of the Premium Band. The Premium Band and the current surplus premium load rate will vary by Policy, however, once the Policy is issued the applicable Premium Band and the current surplus premium load rate will never change. Work with your financial professional prior to purchase to determine what Premium Band and surplus premium load applies to you. You may also contact us or your financial professional for total premiums made, in relation to the Premium Band, over the life of the Policy.

Premium loads help pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from premium loads and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will amend the prospectus and notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

● If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance federal income tax purposes.

● If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus. You should speak to a qualified tax advisor for complete information regarding Modified Endowment Contracts.

● If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to the YOUR INVESTMENT OPTIONS section in this prospectus for more information about the Investment Options. If we do not have Allocation Instructions, we will contact you to obtain updated Allocation Instructions.

Where we allocate your first premium depends on the state and replacement status. For policies that require us to return the premiums you have paid if you exercise your Free Look Right, we will hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the end of the applicable state free look period, and then transfer them to the Investment Options you have chosen.

If your Policy requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you have chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Fidelity® VIP Government Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your Policy will enter its Grace Period. We will send you a notice telling you the amount of premium to pay to keep your Policy In Force. The 61-day Grace Period starts on the notice date. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse. This Policy offers a rider that provides no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus. Also see the YOUR POLICY’S ACCUMULATED VALUE - Lapsing and Reinstatement section in this prospectus.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the sum of the following:

● Variable Account Value – the sum of the Accumulated Value in each Variable Account.

● Fixed Account Value – the value allocated to the Fixed Options.

• Indexed Account Value – the value allocated to the Indexed Accounts.

● Loan Account Value – is equal to the Loan Account plus any interest credited which will accrue daily.

The Accumulated Value in the Fixed, Indexed Fixed and Variable Options is made up of the following:

● Net Premiums that you allocate

● Policy Charges that we deduct

● Withdrawals that you request

●  Loans that you request and that become part of the Loan Account

● Earnings on the Accounts.

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options, the Indexed Fixed Options and the Fixed Options, plus the amount in the Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about loans and the Loan Account.

The Variable Account Value is the sum of the value allocated to each of the Variable Accounts. For each Variable Account, we determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in the YOUR INVESTMENT OPTIONS section in this prospectus.

The Fixed Account Value is the sum of the value in Fixed Account 1 and Fixed LT Account. We credit interest to these Accounts on a daily basis, at a rate not less than the guaranteed minimum of 1.00%. Please see the YOUR INVESTMENT OPTIONS – Fixed Options section in this prospectus for further details.

The Indexed Fixed Account Value is the sum of the value of all Segments in the Indexed Fixed Options. Please see the YOUR INVESTMENT OPTIONS – Indexed Fixed Options section in this prospectus for further details.

When you request a Policy Loan, an equivalent amount of money is processed as an Account Deduction and added to the Loan Account. Please see the WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan section in this prospectus for information about loans and the Loan Account.

Policy Charges

We take various charges from your Policy’s Accumulated Value to compensate us for the cost of the Policy benefits and for maintaining your Policy:

1. Monthly Deductions

2. Transaction Fees

3. Loan Interest Charged against the Loan Account

Guaranteed maximum fees are shown in the FEE TABLES section in this prospectus.

All Policy charges assessed under the Policy will reduce the Accumulated Value as an Account Deduction.

We offer different underwriting methods such as guaranteed issue, simplified issue, or regular issue. If guaranteed issue or simplified issue is used, the cost of insurance rates are generally higher than if the Policy were issued through regular underwriting. As a result, a healthy individual who uses guaranteed or simplified issue may pay higher cost of insurance rates than if the healthy individual used regular issue for the Policy. See the MORE ON POLICY CHARGES – Underwriting Methods and Nonstandard Ratings section in the Statement of Additional Information for additional information on underwriting.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value on each Monthly Payment Date until the Monthly Deduction End Date. The order in which the monthly charges are deducted is described in the Account Deductions definition in the Special Terms section. If there is not enough Accumulated Value less Policy Debt to pay the monthly charge, your Policy could lapse. For more information, see the Lapsing and Reinstatement section below.

The Monthly Deduction is made up of six charges:

1. Cost of insurance charge;

2. Administrative charge;

3. Coverage charge;

4. Charges for optional Riders and benefits;

5. Asset charge; and

6. Indexed Fixed Option Charge, if any.

Your Policy and any Riders will provide a list of all guaranteed Policy charges as shown in the FEE TABLES section in this prospectus. For any given charge, we may charge less than these amounts, but we will never charge more than these guaranteed amounts. Any lesser charge will apply uniformly to all members of the same Class.

We may profit from Policy charges and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

There are no Monthly Deductions after the Monthly Deduction End Date.

Cost of Insurance Charge

This Cost of Insurance Charge is for providing you with life insurance protection. It is based upon the cost of insurance rates of each Basic Life Coverage Layer and a Net Amount At Risk. The current charge range is $0.01-$83.34 per $1,000 of Net Amount At Risk.

The Net Amount At Risk used for calculating cost of insurance charges is determined on the Monthly Payment Date as:

● The Death Benefit under the Policy divided by the Net Amount At Risk Factor of 1.0008295

● Less the Accumulated Value

If your policy has multiple Basic Life Coverage Layers, the Net Amount At Risk is proportional to each Basic Life Coverage Layer based upon the Face Amount of the Basic Life Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with each Basic Life Coverage Layer. These rates are shown in your Policy Specifications or in any Supplemental Schedule of Coverage that we provide.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and sex of the Insured unless unisex rates are required. Unisex rates are used when required by the state in which the Policy is issued and when the Policy is owned by an employer in connection with employment-related or benefit programs.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
● Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0008295.
● Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of all Basic Life Coverage Layers, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Basic Life Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying Funds may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge

Currently, we deduct a charge not to exceed $10 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies.

Each Basic Life Coverage Layer on the Insured in the Policy has its own Coverage charge. The total amount of Coverage charges deducted monthly is the sum of the Coverage charges calculated for each Basic Life Coverage Layer in effect.

The Coverage charge for each Basic Life Coverage Layer is calculated based on the Face Amount, Insured’s Age and Risk Class, and Death Benefit Option on the Basic Life Coverage Layer effective date. If there is a reduction in the Face Amount of a Basic Life Coverage Layer, including decreases for any withdrawals, the Coverage charge for the effected Basic Life Coverage Layer will not change.

Your Policy Specifications and any Supplemental Schedule of Coverage provide the Policy’s guaranteed Coverage charges. We may charge less than our guaranteed rate. The current Coverage Charge is $24.50 per Policy plus $0.0870-$4.8278 per $1,000 of Basic Life Coverage Layer, multiplied by a Coverage Charge factor of 0% to 100%.

A hypothetical example:

For a policy that has a Policy Face Amount of $350,000, a Death Benefit Option A Coverage Charge rate of 0.8813, a Death Benefit Option B Coverage Charge rate of 2.1618, and a per Policy Charge Coverage Charge of $24.50:

The guaranteed monthly Coverage charge in year one is:

● Under Death Benefit Option A, is $332.96 (($350,000 ÷ 1,000) x 0.8813) + 24.50

● Under Death Benefit Option B, is $781.13 (($350,000 ÷ 1,000) x 2.1618) + 24.50

Here is an example of the current monthly charge using the numbers above and using a Coverage Charge factor of 90% (0.90):

● Under Death Benefit Option A, is $299.66 [(($350,000 ÷ 1,000) x 0.8813) + 24.50] x 0.90

● Under Death Benefit Option B, is $703.02 [(($350,000 ÷ 1,000) x 2.1618) + 24.50] x 0.90

Charges for optional riders

If you add any Riders to your Policy, we add any charges for them to your monthly charge. The current charges are discussed for each Rider, where applicable, in the OPTIONAL RIDERS AND BENEFITS section in this prospectus

Asset charge

The asset charge is deducted monthly and is assessed against the Policy’s unloaned Accumulated Value. The current charge is 0.25% annually (0.0208% monthly) of unloaned Accumulated Value in years 1-20 and 0.15% annually (0.0125% monthly) in years 21+. The charge is guaranteed not to exceed 0.60% annually (0.05% monthly) of unloaned Accumulated Value.

An example
Assume a Policy with an Accumulated Value of $250,000, a Loan Account of $25,000, and thus an unloaned Accumulated Value of $225,000. The maximum monthly asset charge is: $225,000 x 0.05% = $112.50

Transaction Fees

Withdrawal Charge

Under the Policy, there is a $25 withdrawal charge for each partial withdrawal of Accumulated Value (including any withdrawal under the Automated Income Program). Currently, we are not imposing this charge.

Excess Transfer Charge

Under the Policy, there is a $25 transfer charge for each transfer in excess of 12 transfers per Policy year. Currently, we are not imposing this charge.

Evaluation of Insurability

Under the Policy, there is a $100 fee upon each non-scheduled request to increase the Basic Face Amount. Currently, we are not imposing this charge.

Illustration Request

Under the Policy, you can request one Policy Illustration each Policy year free of charge. After that there is a $25 per request fee for each Illustration. Currently, we are not imposing this charge.

Face Amount Increase

Under the Policy, there is a $100 fee upon effective date of requested Face Amount increase. Currently, we are not imposing this charge.

Premium Load

Current fee information about premium loads (basic, surplus, internal) can be found in the HOW PREMIUMS WORK - Deductions From Your Premiums section in this prospectus and for Surrender Charges, see the WITHDRAWALS, SURRENDERS AND LOANS - Surrendering Your Policy section in this prospectus.

Terminal Illness Rider (Processing Charge)

Under the Rider, there is a $100 processing fee to determine and distribute the benefit payment. Currently, we are not imposing this charge.

Loan Interest

Currently, there is a loan interest charge of 2.25% for the amount you borrow. In addition to the loan interest charge, the amount used to secure the loan will be credited interest at a minimum amount of 1.00% to help offset the loan interest charge of 2.25%. Loan interest on the Loan Account and Policy Debt accrues daily and any loan interest on each Policy Anniversary will be added to the Loan Account. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Variable Options or Fixed Account 1 on a proportionate basis according to your most recent Allocation Instructions.

Fund Charges and Expenses

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund(s) and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Fund returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the Monthly Deduction on the day we make the deduction. This Policy offers a rider that provides no-lapse protection for a certain period if rider conditions are met. See the Short-Term No-Lapse Guarantee Rider in the OTHER BENEFITS AVAILABLE UNDER THE POLICY section in this prospectus.

Your Policy’s Accumulated Value is affected by the following:

● Loans or withdrawals you make from your Policy

● Certain Rider benefits paid from your Policy

● Not making planned premium payments

● The performance of your Investment Options

● Charges under the Policy.

If your Policy’s Accumulated Value less Policy Debt is less than the Monthly Deduction, your policy will enter its Grace Period. We deduct the amount available and send you, and anyone you have assigned your Policy to, a notice telling you the sufficient amount to pay to keep your Policy In Force. The minimum amount required to bring the Policy out of the Grace Period is equal to the Monthly Deduction due plus three times the Monthly Deduction that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus any premium load. For more information regarding payment due to keep your Policy In Force, please contact our Consumer Markets Division.

We will give you a Grace Period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the Grace Period. We may accept an amount that is less than the amount provided in the notice to keep the Policy In Force. If you receive a notice, speak with your financial professional or contact us directly if you have any questions.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If we receive your payment within the Grace Period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options as an Account Deduction at the next policy Monthly Payment Date. A minimum of the insufficient amount due plus three times the Monthly Deduction due when the insufficiency occurred, plus any applicable premium load, must be paid.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the Grace Period

If the Insured dies during the Grace Period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have three years from the end of the Grace Period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

● A written application for Reinstatement;

● Evidence satisfactory to us that the Insured is still insurable in the same or similar Risk Class as when the Policy was issued;

● A premium payment sufficient, after reduction by any premium load, to bring Accumulated Value positive plus three times the Monthly Deductions due;

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. We will allocate the Accumulated Value according to your most recent premium Allocation Instructions.

At reinstatement:

● The Accumulated Value upon reinstatement will equal the Accumulated Value on the date of lapse less the Policy Debt at the time of lapse. Any negative Accumulated Value will be due in addition to sufficient premium at the time of reinstatement.

● Maximum Surrender Charges and Policy charges for Coverages under this Policy will be calculated based on the remaining portion of each applicable Basic Life Coverage Layer’s original schedule as if lapse had never occurred. For example, if you had an 8 year Surrender Charge period remaining for a Coverage layer when the Policy lapsed, you will still have an 8 year Surrender Charge period for that Coverage layer when your Policy is reinstated.

● Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insured’s Age at reinstatement and Policy duration measured from the original Policy Date.

● If there was a Policy loan at the time of lapse, we will not reinstate the loan.

After the reinstatement premium has been applied, regular Policy processing will occur for the period of time when Coverage was provided during the Grace Period. There will be no Monthly Deduction and no interest credits between the time of lapse and reinstatement.

YOUR INVESTMENT OPTIONS

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to the Fixed Options and Indexed Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in the HOW PREMIUMS WORK section in this prospectus.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium Allocation Instructions at any time.

You can change your premium Allocation Instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (800) 347-7787 or submit a request electronically. Or you can ask your financial professional to contact us. You will find more information regarding telephone and electronic instructions in the POLICY BASICS section in this prospectus.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your financial professional to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your financial professional to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can find a complete list of the Variable Investment Options available under this Policy in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section in this prospectus. There you will find Information regarding the Funds available through the Separate Account, including the Fund name, investment objective, the investment adviser and any sub-adviser, current expenses, and performance. Each Fund has issued a prospectus that contains more detailed information about each Fund. To obtain a copy of a Fund prospectus, please contact your financial professional or call 800-347-77867.

We may add or remove allowable Investment Options at any time, and removal of Variable Investment Options may limit the number of such options that are available to an investor under the Policy in the future. We may significantly reduce the number of allowable Variable Investment Options, including reducing them to a single option. If, in the future, an investor is not satisfied with the Variable Investment Options, they may choose to surrender their Policy, but they may be subject to Surrender Charges, taxes, and tax penalties. If they purchase another investment vehicle, it may have different feature, fees, and risks than the Policy. Investors should discuss with their financial professional if the Policy is appropriate for them given the Company’s right to make changes to the allowable Investment Options.

Certain of the asset allocation Fund(s), including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the Fund(s) equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Equity Index Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying Fund. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day. Unit values will not be calculated on days that the New York Stock Exchange, our Consumer Markets Division, or an underlying Fund are closed which include weekends, New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day (July 4th), Labor Day, Thanksgiving Day, and Christmas Day. An underlying Fund may be closed when other federal holidays are observed such as Columbus Day and Veterans Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see the POLICY BASICS section in this prospectus.

The unit value calculation is based on the following:

● The investment performance of the underlying Fund

● Any dividends or distributions paid by the underlying Fund

● Any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding Fund. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fixed Options

You can also choose from two Fixed Options: Fixed Account 1 and the Fixed LT Account. Fixed Account 1 may earn a lower declared interest rate and has more flexible allocation rules than the Fixed LT Account. The Fixed LT Account may earn a higher declared interest rate but has stricter allocation rules than the Fixed Account 1. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus for information on the allocation rules.

The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options and the Indexed Fixed Options are held in our General Account. For more information about the General Account, see the ABOUT PACIFIC LIFE section in this prospectus.

Here are some things you need to know about the Fixed Options:

● Accumulated Value allocated to the Fixed Options earns interest on a daily basis using a 365-day year. Our minimum annual interest rate is 1.00%.

● We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

● There are no direct charges. Policy charges still apply. Although the Fixed Options provide a guaranteed minimum interest rate, as a General Account asset, any guarantee is backed by our claims paying ability.

● There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options section of this prospectus. It may take several Policy Years to transfer your Accumulated Value out of the Fixed Options.

● We reserve the right to limit aggregate allocations to the Fixed Options during the most recent 12 months for all Pacific Life policies in which you have an ownership interest or to which payments are made by a single payor, to $1,000,000. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent Allocation Instructions. If we do not have Allocation Instructions that include other available Investment Options, we will contact you to obtain updated Allocation Instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your financial professional or contact us. Also see the APPENDIX: STATE LAW VARIATIONS section of this prospectus.

● We have not registered the Fixed Options with the SEC. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may add, terminate, or suspend one or more of the Fixed Accounts at any time. We will amend the prospectus and notify you before any such changes occur. At least one Fixed Account will always be available.

Indexed Fixed Options

We have not registered the Indexed Fixed Options with the SEC. Disclosures regarding the Indexed Accounts, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the applicable provisions of Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Accounts qualify for an exemption from registration under the federal securities laws because, as a Pacific Life General Account Investment Option, its value does not vary according to the performance of a Separate Account. In addition, the products in which the Indexed Accounts are offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Accounts provide sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

The Indexed Accounts are held in our General Account. Currently, there are two Indexed Accounts, the 1-Year Indexed Account and the 1-Year High Par Volatility Control Indexed Account. The 1-Year Indexed Account uses the S&P 500® Index and the 1-Year High Par Volatility Control Indexed Account uses the BlackRock iBLD® Endura® Index.

Here is a summary comparing the Indexed Fixed Options
	1-Year Indexed Account	1-Year High Par Volatility Control Indexed Account
Index	S&P 500® Index	BlackRock iBLD® Endura® Index
Segment Term	1 year	1 year
Guaranteed Minimum Participation Rate	100%	25%
Guaranteed Minimum Growth Cap	2%	-
Minimum Segment Guaranteed Interest Rate	0%	0%
Guaranteed Minimum Segment Adjustment Factor	1.0	1.00

Allocations to the Indexed Accounts are made first to Fixed Account 1 and transferred to the Indexed Accounts on the next Segment Start Date. Any amounts allocated to Fixed Account 1 while pending transfer to the Indexed Accounts will earn interest on a daily basis and the interest accrued will remain in Fixed Account 1 unless otherwise requested. If you surrender your Policy before Segment Maturity, you will forfeit any Segment Indexed Interest. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Variable Option, Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. Once a Lockout Period begins, an investor may not make any transfers into the Indexed Fixed Options for 12 months. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Accounts at any time—although at least one Indexed Account will always be available. If we cease offering an Indexed Account, we would not allow any new Segments to be created and for any existing Segments, the change would take affect at the end of a Segment Term. We will amend the prospectus and notify you of any change at your address on file with us. Be sure to discuss with your financial professional if this Policy is appropriate for you given the Company’s right to make changes to, or limit allocations or transfers to, the Indexed Fixed Options.

You may allocate all or part of your Net Premium and your Accumulated Value to the Indexed Accounts if certain conditions are met. Currently, we do not limit the amount that you may allocate and/or transfer to the Indexed Fixed Options. However, we reserve the right to limit allocations and/or transfers to the Indexed Fixed Options to a certain percentage of your Accumulated Value. We will amend the prospectus and notify you of any limitation at your address on file with us. Accumulated Value in the Indexed Accounts is divided into Segments. We create a separate Segment for each allocation to an Indexed Account. Allocations to the Indexed Accounts are made first to Fixed Account 1 and transferred from Fixed Account 1 to an Indexed Account on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from Fixed Account 1 to the Indexed Accounts on a Segment Start Date.

If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your financial professional for information on the Growth Cap, Participation Rate, Segment Adjustment Factor and Segment Guaranteed Interest Rate for a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your financial professional for information prior to investment. You can find Segment start and maturity dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements.

Minimum Segment Guaranteed Interest

The Minimum Segment Guaranteed Interest Rate is the minimum annual rate that is added to each Index Segment at Segment Maturity. The rate is guaranteed to never be lower than 0%. Currently, the rate is 0% and will have no effect on Segment Indexed Interest, if any, credited at the end of a Segment.

Growth Cap

Segment Indexed Interest is subject to a Growth Cap for the 1-Year Indexed Account, which is the highest percentage that will be credited for a one-year period even if the change in the Index is higher. The steps used to calculate the amount of interest credited and how the Growth Cap is used can be found in the Segment Maturity section below. The Growth Cap is subject to change at our discretion, but the Growth Cap percentage is guaranteed (the Guaranteed Minimum Growth Cap) never to be lower than 2% for the 1-Year Indexed Account. The Growth Cap for a new Segment Term will be available to investors prior that Segment Term. If you have an existing Segment, before the end of your Segment Term, please contact us at (800) 347-7787 or contact your financial professional for the Growth Cap that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your financial professional for information on the current Growth Caps prior to investment.

The 1-Year High Par Volatility Control Indexed Account does not have a Growth Cap.

Participation Rate

The Participation Rate is used to determine the Indexed Growth Rate will be used to determine the amount of interest credited at the end of a Segment Term. The steps used to calculate the amount of interest credited at the end of a term and how the Participation Rate is used can be found in the Segment Maturity section below. The Participation Rate is subject to change at our discretion, but the Participation Rate is guaranteed (Guaranteed Minimum Participation Rate) to never be lower than 100% for the 1-Year Indexed Account, and 25% for the 1-Year High Par Volatility Control Indexed Account. All of the Indexed Accounts have a Participation Rate.

Segment Adjustment Factor

Segment Indexed Interest is subject to a Segment Adjustment Factor for the 1-Year High Par Volatility Control Indexed Account, and 1-Year Indexed Account. The Segment Adjustment Factor may increase or have no effect on the amount of interest credited at the end of a Segment Term. Here is how the Segment Adjustment Factor may affect the amount of interest credited at the end of a Segment Term:

● If the Segment Adjustment Factor is greater than 1.0 and the Segment Indexed Interest Rate is greater than zero, it will increase the amount of indexed interest credited at the end of a Segment Term.

● If the Segment Adjustment Factor is equal to 1.0, then the Segment Adjustment Factor will have no effect on the amount of indexed interest credited at the end of a Segment Term.

The Segment Adjustment Factor is subject to change at our discretion, but the Segment Adjustment Factor is guaranteed to never be less than 1.00 for the 1-Year High Par Volatility Control Indexed Account, and 1.0 for the 1-Year Indexed Account.

We credit interest on Accumulated Value in the Indexed Accounts at the end of a one-year period (the Segment Maturity), based in part on any positive change in the S&P 500® Index1, or BlackRock iBLD Endurance Index, excluding dividends2. This positive change, however, is limited by any applicable Growth Cap. Generally, a portion of the total return on investments in the securities that underlie the S&P 500® or the BlackRock iBLD Endura Index are investment dividends. However, allocations to the 1-Year Indexed Account and the 1-Year High Par Volatility Control Indexed Account will not receive the portion of total returns attributable to dividends, so that the Index’s performance will be less than that of the securities underlying the S&P 500® Index or the BlackRock iBLD Endura Index. Due to a variety of factors, including the fees and expenses associated with an ETF, an ETF’s performance will not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. If you surrender your Policy before Segment Maturity, no interest will be paid and you will forfeit any interest we would have otherwise credited. If you take a partial withdrawal from a Segment, the withdrawal will reduce the average monthly Segment balance, which will result in lower Segment Indexed Interest if applicable. If you surrender your Policy before Segment Maturity, no interest will be paid and you will forfeit any interest we would have otherwise credited. If you take a partial withdrawal from a Segment, the withdrawal will reduce the average monthly Segment balance but any interest due will still be paid. We determine the Segment balance each month (a Segment Month) and average these amounts for determining the interest that may be applied. See the “Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest” table below for a partial withdrawal and average monthly Segment balance example. The following examples are not intended to serve as projections of future investment returns nor are they a reflection of how your Policy will actually perform.

The "S&P 500 INDEX" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Pacific Life Insurance Company. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. It is not possible to invest directly in an index. Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 INDEX to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or Pacific Life Insurance Company’s Product(s). S&P Dow Jones Indices has no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 INDEX. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 INDEX will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

BlackRock, Inc., and its affiliates (“BlackRock”) is not the issuer or producer of any annuity and/or life insurance product associated with Pacific Life Insurance Company, and BlackRock has no responsibilities, obligations, or duties to investors in such products. The BlackRock iBLD Endura® VC 5.5 ER Index (hereinafter, the “BlackRock Endura® Index”) is a product of BlackRock Index Services, LLC, and has been licensed for use by Pacific Life Insurance Company. BLACKROCK, BlackRock Endura® Index, and the corresponding logos are registered and unregistered trademarks of BlackRock. While Pacific Life Insurance Company may for itself execute transactions with BlackRock in or relating to the BlackRock Endura® Index in connection with its annuities and/or life insurance products, investors acquire all such annuities and/or life insurance products from Pacific Life Insurance Company and neither acquire any interest in the BlackRock Endura® Index nor enter into any relationship of any kind with BlackRock upon investing in such products. Pacific Life Insurance Company annuities and/or life insurance products are not sponsored, endorsed, sold, or promoted by BlackRock. BlackRock makes no representation or warranty, express or implied, to the owners of any Pacific Life Insurance Company annuity and/or life insurance product or any member of the public regarding the advisability of investing in such products, nor does it have any liability for any errors, omissions, or interruptions of the BlackRock Endura® Index. BlackRock shall not be liable in any way to the issuer, investors, or any other party in respect of the use or accuracy of the BlackRock Endura® Index or any data included therein.

1 S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PACIFIC LIFE INSURANCE COMPANY, OWNERS OF PACIFIC LIFE INSURANCE COMPANY'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PACIFIC LIFE INSURANCE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

2 The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

Examples

Below are hypothetical examples that show how we currently credit interest to a Segment in the 1-Year Indexed Account and the 1-Year High Par Volatility Control Indexed Account. The rates for the Growth Cap (1-Year Indexed Account only) and Participation Rate and the factor for the Segment Adjustment Factor are hypothetical and for illustrative purposes only.

In the tables below, the Segment Indexed Interest = Average Segment Monthly Balance x Segment Indexed Interest Rate x Segment Adjustment Factor.

Examples – 1-Year Indexed Account

Assumptions:

● The Segment Accumulated Value is $10,000 at the start of the first Segment.

● All Policy charges are deducted proportionately from any Fixed Account and Variable Accounts currently invested in by you..

● Accumulated Value is reallocated to a new Segment of the 1-Year Indexed Account at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,900.00	10,900.00	10,987.20	11,184.96
Average Segment Monthly Balance	10,000.00	10,900.00	10,900.00	10,987.20	11,184.96
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%
Growth Cap	9.0%	9.0%	9.0%	9.0%	9.0%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Indexed Interest Rate	9.00%	0.00%	0.80%	1.80%	6.60%
Segment Indexed Interest	900.00	0.00	87.20	197.26	738.19
Segment Adjustment[2]	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,900.00	10,900.00	10,987.20	11,184.96	11,923.15
Total Return over 5 Year Period	19.23%
Annualized Return over 5 Year Period	3.58%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

2 The Segment Adjustment is 0.0 since the factor is 1.0

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis. On a guaranteed basis refers to the fact that the Growth Cap is guaranteed to never be lower than 2%, the Participation Rate is guaranteed to never be lower than 100%, the Segment Adjustment Factor is guaranteed to never be lower than 1, and the Minimum Segment Guaranteed Interest Rate is guaranteed to never be lower than 0%.

In the table below, the Segment Indexed Interest = Average Segment Monthly Balance x Segment Indexed Interest Rate x Segment Adjustment Factor.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted from any Fixed Accounts and the Variable Accounts currently invested in by you.

● Accumulated Value is reallocated to a new Segment of the 1-Year Indexed Account at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,200.00	10,200.00	10,281.60	10,466.66
Average Segment Monthly Balance	10,000.00	10,200.00	10,200.00	10,281.60	10,466.66
Starting Index Value	1,000.00	1,200.00	1,050.00	1,058.40	1,077.45
Ending Index Value	1,200.00	1,050.00	1,058.40	1,077.45	1,148.56
Index Growth Rate[1]	20.00%	-12.50%	0.80%	1.80%	6.60%

Growth Cap	2%	2%	2%	2%	2%
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Indexed Interest Rate	2.00%	0.00%	0.80%	1.80%	2.00%
Segment Indexed Interest[2]	200.00	0.00	81.60	185.06	209.33
Segment Adjustment	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,200.00	10,200.00	10,281.60	10,466.66	10,675.99
Total Return over 5 Year Period	6.76%
Annualized Return over 5 Year Period	1.32%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

2 The Segment Adjustment is 0.0 since the factor is 1.0.

Examples – 1-Year High Par Volatility Control Indexed Account

Below is a hypothetical example that shows how we currently credit interest to a Segment in the 1-Year High Par Volatility Control Indexed Account. The rates for the Participation Rate and the factor for the Segment Adjustment Factor are hypothetical and for illustrative purposes only.

In the table below, the Segment Indexed Interest = Average Segment Monthly Balance x Segment Indexed Interest Rate x Segment Adjustment Factor.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted proportionately from any Fixed Account and Variable Accounts currently invested in by you.

● Accumulated Value is reallocated to a new Segment of the 1-Year High Par Volatility Control Indexed Account at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,500.00	10,500.00	10,584.30	10,774.62
Average Segment Monthly Balance	10,000.00	10,500.00	10,500.00	10,584.30	10,774.62
Starting Index Value	1,000.00	1,050.00	1,040.00	1,048.35	1,067.20
Ending Index Value	1,050.00	1,040.00	1,048.35	1,067.20	1,088.55
Index Growth Rate[1]	5.00%	-0.95%	0.80%	1.80%	2.00%
Growth Cap	No Cap	No Cap	No Cap	No Cap	No Cap
Participation Rate	100%	100%	100%	100%	100%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Indexed Interest Rate	5.00%	0.00%	0.80%	1.80%	2.00%
Segment Indexed Interest	500.00	0.00	84.30	190.31	215.55
Segment Adjustment[2]	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,500.00	10,500.00	10,584.30	10,774.62	10,990.17

Total Return over 5 Year Period	9.90%
Annualized Return over 5 Year Period	1.91%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

2 The Segment Adjustment is 0.0 since the factor is 1.0.

Below is a hypothetical example that shows how we credit interest to a Segment in the 1-Year High Par Volatility Control Indexed Account on a guaranteed basis. On a guaranteed basis refers to the fact that the Participation Rate is guaranteed to never be lower than 25%, the Segment Adjustment Factor is guaranteed to never be lower than 1, and the Minimum Segment Guaranteed Interest Rate is guaranteed to never be lower than 0%.

In the table below, the Segment Indexed Interest = Average Segment Monthly Balance x Segment Indexed Interest Rate x Segment Adjustment Factor.

Assumptions:

● The segment Accumulated Value is $10,000 at the start of the first segment.

● All Policy charges are deducted proportionately from any Fixed Account and Variable Accounts currently invested in by you.

● Accumulated Value is reallocated to a new Segment of the 1-Year High Par Volatility Control Indexed Account at Segment Maturity.

Segment	Year 1	Year 2	Year 3	Year 4	Year 5
Amount at Start of Segment	10,000.00	10,125.00	10,125.00	10,145.32	10,190.93
Average Segment Monthly Balance	10,000.00	10,125.00	10,125.00	10,145.32	10,190.93
Starting Index Value	1,000.00	1,050.00	1,040.00	1,048.35	1,067.20
Ending Index Value	1,050.00	1,040.00	1,048.35	1,067.20	1,088.55
Index Growth Rate[1]	5.00%	-0.95%	0.80%	1.80%	2.00%
Growth Cap	No Cap	No Cap	No Cap	No Cap	No Cap
Participation Rate	25%	25%	25%	25%	25%
Minimum Segment Guaranteed Interest Rate	0%	0%	0%	0%	0%
Segment Guaranteed Interest	0.00	0.00	0.00	0.00	0.00
Segment Adjustment Factor	1.0	1.0	1.0	1.0	1.0
Segment Indexed Interest Rate	1.25%	0.00%	0.20%	0.45%	0.50%
Segment Indexed Interest	125.00	0.00	20.32	45.60	50.97
Segment Adjustment[2]	0.00	0.00	0.00	0.00	0.00
Segment Maturity Value	10,125.00	10,125.00	10,145.32	10,190.93	10,241.90

Total Return over 5 Year Period	2.42%
Annualized Return over 5 Year Period	0.48%

1 The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

2 The Segment Adjustment is 0.0 since the factor is 1.0.

Here is how Segments Work

● Segment Creation. A new Segment is created when there is a transfer to an Indexed Account. The Segment continues until the end of the Segment Term.

● Segment Value Change. Over the Segment Term, the Segment is credited with the Segment Guaranteed Interest, if any, and is reduced by Segment Deductions (discussed below).

● Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for standard policy loans (first from Fixed Account 1 and/or the Variable Accounts until their values have reached to zero).

● Segment Indexed Interest. Based on the performance of the Index for the Segment Term, interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

● Segment Maturity. At the end of a Segment Term, the Segment Value is reallocated to a new Segment or to the Fixed Options, based on your instructions. If the Segment Value was reallocated to a Fixed Option, you may transfer from a Fixed Option to any Variable Investment Options subject to certain transfer limitations. Segment Value cannot be directly moved to Variable Option(s). It must go first through Fixed Account 1. See the YOUR INVESTMENT OPTIONS – Transferring Among Investment Options and Market-timing Restrictions section in this prospectus. Before the end of a Segment Term, please contact us at (800) 347-7787 or contact your life insurance producer for the current rates (Participation Rate, Growth Cap, Segment Adjustment Factor as applicable) that will apply to a new Segment. You can find Segment start and maturity dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements. Once a Segment is created, you cannot transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option until the end of the Segment Term. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program. Once a Lockout Period begins, an investor may not make any transfers into the Indexed Fixed Options for 12 months. If no reallocation instructions are provided, the Segment Maturity Value will be reallocated to a new Segment of the same Indexed Account. The Participation Rate, Growth Cap, Segment Adjustment Factor, and, if applicable, the Segment Guaranteed Interest Rate may change from Segment to Segment and rates for a new Segment may be worse than the rates available for the immediately prior Segment. If the same index account is no longer available and no reallocation instructions are provided, the Segment Maturity Value would be allocated to the Fixed Account. (For more information see Reallocation Instructions under Important Considerations below.)

Important Considerations:

● Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Accounts. Such amounts are first allocated or transferred to Fixed Account 1. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Accounts.

● All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date.

● You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Accounts if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new Segment, or to Fixed Account 1 per your instructions.

● Account Deductions are taken proportionately from the Fixed Account Value and the Variable Account Value until each have been reduced to zero. Any remaining deductions will be taken proportionate to each Segment Value across all Segments in the Indexed Accounts.

● There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity.

● For Indexed Accounts with a Growth Cap, the total interest crediting rate that is applied to each Segment will never exceed the Growth Cap and will never be less than the 0% Minimum Segment Guaranteed Interest Rate.

● You cannot transfer Accumulated Value from an Indexed Account to any other Investment Option until Segment Maturity. Money may be transferred from a Segment for withdrawals and Standard Policy Loans, however, a Lockout Period will apply if the withdrawal or Standard Loan is not part of a Systematic Distribution Program.

● At Segment Maturity, we will automatically invest Segment Maturity Value into a new Segment of the same Indexed Account unless you tell us otherwise by the Cutoff Date.

● We may eliminate or substitute one or both of the Indices if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high. We will supplement this Prospectus prior to any elimination or substitution of the underlying Index. There will always be one Indexed Account available for investment.

● Changing the Index will not affect the guarantees for the Indexed Accounts.

● The Indices exclude dividends, which may reduce Index Returns. The index components of the BlackRock iBLD® Endura Index are ETFs which deduct fees and costs when calculating ETF performance, which also will reduce Index returns.

● We will amend the prospectus and notify you and any assignee of record if we replace the Index.

● We will select a replacement Index at our sole discretion, based on the availability of the Index, our ability to purchase call options on the Index and our ability to hedge the Index.

The Participation Rate, Growth Cap, Minimum Segment Guaranteed Interest Rate, and current Segment Adjustment Factor that are established at Segment creation may vary from Segment to Segment but will not be lower than what is guaranteed. Other than the Minimum Segment Guaranteed Interest Rate, these factors may be better or worse from Segment to Segment.

The way we calculate interest on Accumulated Value allocated to the Indexed Accounts is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index or BlackRock iBLD® Endura® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Fixed Options are part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Accounts is based in part on any positive change in the S&P 500® Index or BlackRock iBLD® Endura® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® Index or BlackRock iBLD® Endura® Index (without dividends) between two points in time. For additional details on the Segment Indexed Interest, refer to the Special Terms section of this prospectus.

Segment Creation:

● Segments can be funded by:

a. Premium payments

b. Transfers from Fixed Account 1

c. Reallocated amounts from prior Segments to any available Indexed Account following Segment Maturity.

● A new Segment is created when amounts are transferred from Fixed Account 1 to an Indexed Account.

● Accumulated Value held in Fixed Account 1 will earn interest at the Fixed Account rate until it is transferred to an available Indexed Account.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions and payment by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from Fixed Account 1 at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or Standard Loan, from Fixed Account 1 before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of that Segment to any other Indexed Account or Fixed Option before the end of the Segment Term.

Allocations to the Indexed Accounts will first be made to Fixed Account 1 and transferred to the Indexed Accounts on the next Segment Start Date. The value in the Indexed Accounts may come from several sources:

● Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Account;

● Transfers you request from Fixed Account 1;

● Transfers from the Variable Accounts and Fixed LT Account, which can be made to Fixed Account 1 under policy Transfer guidelines, and then transferred from Fixed Account 1 into an Indexed Account.

Transfers from Fixed Account 1 to an Indexed Account may not be made during the Lockout Period.

Each Segment has its own Participation Rate, Segment Adjustment Factor, or Growth Cap, as applicable. The Participation Rate, Segment Adjustment Factor, or Growth Cap for a Segment are those in effect on the Segment Start Date. The Participation Rate, Segment Adjustment Factor, or Growth Cap in effect as of the Policy Date are shown in the Policy Specifications. We will notify you In Writing if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Accounts, but in any event, you will be allowed to make transfers at least once per calendar quarter. We will notify you in writing if we change the Segment Start Dates or limit transfers into the Indexed Account.

There are two ways to make transfers to the Indexed Accounts:

● Payment and Reallocation Instructions; and

● Transfers by Written Request.

Transfers to the Indexed Accounts will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Accounts.

1. Payment Instructions: Your instructions to us to transfer a portion of a Net Premium or loan repayment to an Indexed Account. The portion of the Net Premium or loan repayment that you designated will be deposited into Fixed Account 1 on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions and payment by the Cutoff Date for that Segment Start Date. Fixed Account 1 will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or loan repayment you designated for transfer, or the Fixed Account Value. If you did not give us instructions and your payment by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Account.

 An example:

 We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,310 after deduction of a $690 maximum basic premium load. Based upon your payment instructions, 100% of the Net Premium is applied to an Indexed Account and the Designated Amount = $9,310.

 On January 2, the Designated Amount is applied to Fixed Account 1 and Fixed Account 1 balance is $9,310. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), Fixed Account 1 balance is equal to $9,280.

 On January 15, the Segment Start Date, Fixed Account 1 balance is $9,280, which is less than the Designated Amount. This amount will be transferred to the Indexed Account selected and the Fixed Account 1 balance will be zero.

 Another example:

 Using the same examples as above, but assuming that the Fixed Account 1 Value is $9,500 on the Segment Start Date:

 On January 15, the Segment Start Date, the Designated Amount of $9,310 will be transferred to the Indexed Account. The Fixed Account 1 value will be $190.

2. Reallocation Instructions: Your instructions to us to reallocate the Segment Maturity Value to the Indexed Accounts at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Accounts to create a new Segment. Transfer of the Segment Maturity Value from Fixed Account 1 to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions. If the current Segment Start Date (the 15th of a month) were to change, any Segment Maturity Value will be transferred and held in Fixed Account 1 at Segment Maturity and then transferred to the applicable Indexed Accounts on the new Segment Start Date.

 You may also make transfers to the Indexed Accounts by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to Fixed Account 1 and then transfer it to the Indexed Accounts on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Accounts, your Accumulated Value will first be transferred from the Investment Options to Fixed Account 1, according to the Transfer provisions in your Policy, and then transferred from Fixed Account 1 to the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

 Any reallocation of Segment Maturity Value from the Indexed Accounts to the Fixed Options will occur before any other transfer.

Segment Value Changes:

Deductions from your Policy’s Accumulated Value for Monthly Deductions, Standard Policy Loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value on a proportionate basis. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Any deductions from the Indexed Accounts will be taken proportionate to each Segment Value across all Segments in the Indexed Accounts. For each Segment, deductions are taken from the Segment monthly balance (defined below under Segment Maturity). If a withdrawal or Standard Loan is taken from the Policy that results in a deduction from the Indexed Accounts, and the withdrawal or Standard Loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from Fixed Account 1 into the Indexed Accounts. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or Standard Loans. Segment Indexed Interest, if any, will be credited to the Segment and is equal to the Segment Indexed Interest Rate multiplied by the average of all Segment Monthly balances over the entire Segment Term, multiplied by the Segment Adjustment Factor. This means that Segment Indexed Interest will not be applied to amounts that are deducted from the Indexed Accounts over the Segment Term.

Here is an example of how a withdrawal from the Policy affects Segment Indexed Interest.

● We create the Segment on January 15 with a $1,000 allocation.

● You have not taken a Standard Loan, and we have not deducted Policy charges from the Segment.

● On July 15, you take a single withdrawal of $300 from the Segment.

● At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 8%.

End of Segment Month	Segment Monthly Balance
February 14	$1,000
March 14	$1,000
April 14	$1,000
May 14	$1,000
June 14	$1,000
July 14	$1,000
August 14	$700
September 14	$700
October 14	$700
November 14	$700
December 14	$700
January 14 (of the following year)	$700
The average monthly Segment balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12). The Segment Adjustment Factor is 1.

The Segment Indexed Interest credited at Segment Maturity is $68 ($850 × 8% x 1 = $68.00). Upon Segment Maturity, the final Segment Accumulated Value is $768 (the $700 remaining Segment balance plus the $68 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest

Using the example above, if you surrender the Policy on July 15th instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Note: Any Segment Guaranteed Interest that has already accrued and is part of your Accumulated Value will be included in your Policy’s Net Cash Surrender Value. However, keep in mind, the Minimum Segment Guaranteed Interest rate is 0.0%, which means there will be no Segment Guaranteed Interest.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Fixed Options. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the same Indexed Accounts. If the same Indexed Account is not available and there are not instructions for the Segment Maturity reallocation, it will be reallocated to the Fixed Account. Reallocation to a new Segment will be subject to the Participation Rate, Segment Adjustment Factor, or Growth Cap then in effect. The Cut-off Date for reallocation instructions is two business days before the Segment Maturity. Before the end of your Segment Term, please contact us at (800) 347-7787 or contact your financial professional for the current Participation Rate, Segment Adjustment Factor, or Growth Cap that will apply to a new Segment. If you are allocating to a Segment for the first time, you can contact us or ask your financial professional for information on the current Growth Caps prior to investment. You can find Segment start and maturity dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements. However, if the Segment Maturity Value consists only of the Segment Indexed Interest, we will transfer such value into Fixed Account 1. Segment Maturity Value could consist only of Segment Indexed Interest if the Segment Value at maturity is zero and the Policy is still In Force. For example, if the Policy is in grace or is being kept In Force by the Short-Term No-Lapse Guarantee Rider.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate, multiplied by the Segment Adjustment Factor.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest. You can find Segment start and maturity dates, current Segment activity, and additional information for all open, and recently matured Segments on your quarterly and annual Policy statements.

Indexed Accounts with a Growth Cap

The Segment Index Interest Rate is one component used in the calculation of the Segment Indexed Interest

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a × b) and c] – d, but not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (guaranteed to be no less than 100% for the 1-Year Indexed Account, 100% for the 1-Year High Par Volatility Control Indexed Account);

c = Growth Cap (will not be less than 2% for the 1-Year Indexed Account; and

d = Minimum Segment Guaranteed Interest Rate (0%).

Indexed Accounts without a Growth Cap

The Segment Index Interest Rate is one component used in the calculation of the Segment Indexed Interest.

The Segment Indexed Interest Rate is equal to (a × b) - c, but never less than zero, where:

a = Index Growth Rate;

b = Participation Rate (guaranteed to be no less than 100% for the 1-Year Indexed Account, 100% for the 1-Year High Par Volatility Control Indexed Account); and

c = Minimum Segment Guaranteed Interest Rate (0%).

If the Segment Guaranteed Interest Rate for a given Segment is greater than 0%, the daily equivalent of the Segment Guaranteed Interest Rate would be applied throughout the Segment Term. The Segment Indexed Interest Rate which applies at Segment Maturity would be reduced by the Segment Guaranteed Interest Rate to an amount not less than zero.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in the POLICY BASICS section of this prospectus.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

● Transfers are limited to 25 for each calendar year. Transfers to or from the Fixed Options will be counted towards the 25 allowed during each calendar year unless part of a transfer program (for example, the first year transfer service).

● Currently, we are not imposing the Excess Transfer Charge of $25 per transfer in excess of 12 per Policy Year. We reserve the right to impose an Excess Transfer Charge in the future. We will provide prior notice to you before we begin assessing any fees for additional transfers.

● If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

● You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

Fidelity® VIP Bond Index Portfolio Initial Class	Fidelity® VIP International Index Portfolio Initial Class	Fidelity® VIP Total Market Index Portfolio Initial Class

For example, if you transfer from the Fidelity VIP Bond Index Portfolio Initial Class to the Fidelity VIP Total Market Index Portfolio Initial Class, that counts as one transfer for each Investment Option. Only one more transfer involving those two Investment Options can occur during the calendar month. If you later transfer from the Fidelity VIP Bond Index Portfolio Initial Class to the Pacific Select Fund ESG Diversified Portfolio Class P, that would be the second transfer in the calendar month involving the Fidelity VIP Bond Index Portfolio and that Investment Option is no longer available for the remainder of the calendar month. All other Investment Options listed above would still be available to transfer into or out of for the remainder of the calendar month.

● Additionally, only 2 transfers in any calendar month may involve the following Investment Option:

DFA VA International Small Portfolio	Vanguard VIF Bond Index Portfolio

For example, if you transfer from the DFA VA International Small Portfolio to the Pacific Select Fund Hedged Equity Portfolio Class P, that counts as one transfer for the calendar month. If you later transfer from the DFA VA International Small Portfolio to the Vanguard VIF Mid-Cap Index Portfolio, that would be the second transfer for the calendar month and no more transfers will be allowed for any of the Investment Options listed above for the remainder of the calendar month.

● For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, Fixed Option interest sweep service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or the Scheduled Indexed Transfer Program are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

● Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Equity Index Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

● If you purchased the Premier Chronic Illness Rider, during a Benefit Year (as defined in the Premier Chronic Illness Rider section), transfers from the Fixed Options to the Variable Investment Options are not permitted.

● Can transfer 100% from Fixed Account 1 to the Fixed LT Account.

● Only one transfer into the Fixed LT Account is allowed during any 12-month period. There is no limit on the number of transfers into Fixed Account 1 other than the restriction that the total number of transfers cannot exceed 25 in a Calendar Year. Transfers to the Fixed Options may be limited based on aggregate allocation limits for how many policies you have an ownership interest in or are made by a single payor (see the YOUR INVESTMENT OPTIONS – Fixed Options section in this prospectus).

● Currently, we are not imposing the following Fixed Account 1 and Fixed LT Account transfer amount restrictions. We will amend this Prospectus if we impose this restriction in the future.

● You may transfer from Fixed Account 1 to the Variable Investment Options the lesser of:

● 100% of the value in Fixed Account 1, or

● The greater of:

● $5,000,

● 25% of your Policy’s Accumulated Value in Fixed Account 1, or

● The total amount transferred from Fixed Account 1 to the Variable Investment Options in the prior Policy year.

● You may transfer from the Fixed LT Account to the Variable Investment Options and/or Fixed Account 1 the greater of:

● $5,000,

● 10% of the Accumulated Value in the Fixed LT Account, or

● The total amount transferred from the Fixed LT Account to either Fixed Account 1 or the Variable Investment Options in the prior Policy year.

● We reserve the right to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

● If you request a transfer to the Indexed Fixed Options and we receive your instructions by the Cutoff Date, we will make the transfer first to Fixed Account 1 and then to the Indexed Fixed Options on the next Segment Start Date.

● Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

● There is no minimum required value for the Investment Option you are transferring to or from.

● There is no minimum amount required if you are making transfers between Variable Investment Options.

● You cannot make a transfer if your Policy is in the Grace Period and is in danger of lapsing.

● We can restrict or suspend transfers.

● We will notify you or your representative if we refuse or delay your transfer request.

● We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, reorganization of underlying Funds, or other extraordinary circumstances.

We do not count the transfer from Fixed Account 1 to an Indexed Fixed Option towards the number of transfers you may make in Policy Year. Further, we do not count such transfer towards the number of transfers you may make in a Policy Year without a transfer fee.

You may not transfer from an Indexed Fixed Option until Segment Maturity. In addition, you may not allocate all or a portion of a Net Premium or Accumulated Value to the Indexed Fixed Option if your Policy is in a Lockout Period.

Upon Segment Maturity, the Segment Maturity Value cannot be transferred directly into the Variable Options. The Segment Maturity Value must first be transferred to Fixed Account 1 before it can be transferred to the Variable Options. You must provide us instructions prior to the Cut-off Date, to automatically transfer the Segment Maturity Value to Fixed Account 1. Once the Segment Maturity Value is transferred to Fixed Account 1, any transfers, thereafter from Fixed Account 1 to the Variable Options, will be subject to Fixed Account 1 transfer restrictions, which may increase the amount of time required to transfer the value into the Variable Options. Segment Maturity reallocations can be made directly to another indexed account as long as the maturing Segment has a value greater than 0.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying Funds and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. As required by SEC regulation (Rule 22c-2 of the 1940 Act), we entered into written agreements with each Fund or its principal underwriter that require us to provide to a Fund, upon Fund request, certain information about the trading activity of individual Contract Owners. The agreement requires us to execute any Fund instructions we receive that restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by a Fund. The policies of a Fund may be more restrictive than our policies or the policies of other Funds. See the Fund prospectuses for additional information.

In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the Funds. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a financial professional or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to Fund management can have an adverse effect on Fund performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the Fund.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance Policy Owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

● Not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

● Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners.

Transfer Services

We may offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from Fixed Account 1 to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from Fixed Account 1 or the Fixed LT Account to the Variable Investment Options. Under the Scheduled Indexed Transfer Program, you can schedule transfers from the Fixed Account to the Indexed Accounts.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to either of the Fixed Options or the Indexed Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Example

You instruct us to transfer $12,000 of Accumulated Value from one Variable Investment Option to another Variable Investment Option that you select over a 12-month period. Each month, we will transfer $1,000 based on the instructions provided.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Example

You allocate 25% of your Accumulated Value to four different Variable Investment Options (e.g. Variable Investment Option A, B, C and D) and instruct us to maintain that allocation every three months. You elect to have your Variable Investment Options rebalanced quarterly measured from the date your Policy was issued. Over the three-month period, the Accumulated Value in each of your Variable Investment Options will change due to market fluctuations. At the end of the three-month period, we will rebalance your values (buy and sell accumulation units) so that the Accumulated Value in each Variable Investment Option is back to 25% of the Accumulated Value.

First year transfer

Our first year transfer service allows you to make transfers from Fixed Account 1 to the Variable Investment Options or the Fixed LT Account during the Policy's first year. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Example

A Policy is issued and Accumulated Value is allocated to Fixed Account 1 with a request to use the first year transfer service. You choose the amount you want transferred each month for the first 12 months of the Policy. If you allocated $20,000 to Fixed Account 1 and instructed us to transfer $1,000 per month, we will transfer $1,000 for 12 consecutive months. After the 12 months, the service will terminate.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either Fixed Account 1 or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

Scheduled Indexed Transfer Program

Our Scheduled Indexed Transfer program (SIT) allows you to make scheduled transfers from Fixed Account 1 to the available Indexed Fixed Options. When you complete the form for the SIT, you must specify one of the two available methods to make the allocation: the Specified Amount method or the Period Depletion method.

If you select the Specified Amount method, you will request a specific amount to be transferred. This amount will be transferred until Fixed Account 1 has been depleted or the number of transfers specified have been completed.

If you select the Period Depletion method, you will specify the number of transfers you wish to make. Amounts will be reallocated from Fixed Account 1 into an Indexed Fixed Option using a declining balance calculation until Fixed Account 1 has been depleted.

Allocations from Fixed Account 1 to new Segments of an Indexed Fixed Option will occur on the Transfer Date after any other transfers or premium payment allocations have occurred.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Withdrawals and surrenders may have tax consequences, including a possible tax penalty if withdrawn before age 59½. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

Making Withdrawals

You can withdraw part of your Policy’s Accumulated Value starting on your Policy’s first anniversary and until the Monthly Deduction End Date. Here’s how it works:

● You must send us a Written Request that’s signed by all Owners.

● Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

● We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us In Writing that you want your Policy to become a Modified Endowment Contract.

● We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

● The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal. The withdrawal will be processed as an Account Deduction.

● If the Insured dies after you have sent a withdrawal request to us, but before we have made the withdrawal, we will deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

● If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

● If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B, making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Face Amount depending on the timing and withdrawal amount. During the first 15 Policy Years, the first withdrawal of each Policy Year will not reduce the Face Amount if the lesser of $10,000 or 10% of the Net Cash Surrender Value was withdrawn. If you withdraw a larger amount, make additional withdrawals during the first 15 Policy Years, or make any withdrawal beyond Policy Year 15, the Face Amount will usually be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Face Amount to less than $1,000 after the withdrawal.

An example of a withdrawal in the first 15 Policy Years

For a Policy with a Face Amount of $250,000 and a Net Cash Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

Taking Out a Loan

You can borrow money from your Policy any time after the Free Look Transfer Date. The maximum amount available to borrow will be less than 100% of your Accumulated Value. Generally, the minimum amount you can borrow is $200. See the APPENDIX: STATE LAW VARIATIONS section in this prospectus for a list of state variations to the minimum loan amount.

A loan is available based on the Accumulated Value allocated to any of the Investment Options. Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit. When you borrow money from your Policy, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow and the Accumulated Value set aside to secure your loan also earns interest.

You may request a loan either by sending us a request In Writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in the POLICY BASICS section in this prospectus.

How it works when you take out a loan

● To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. Unless instructed otherwise, we will make such transfers from the Fixed Options and the Variable Investment Options on a proportionate basis. We will transfer the loan from the Investment Options that make up your Policy’s Accumulated Value to the Loan Account. The loan amount will be processed as an Account Deduction.

● Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.25%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

● The amount in the Loan Account earns interest daily at an annual rate of at least 1.00%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium Allocation Instructions.

● We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.25% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 1.00% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

● Three times the most recent Monthly Deduction that reduces the Accumulated Value under the Policy;

● Any Surrender Charge; and

● Any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
● Accumulated Value of $100,000 ● Policy Debt of $60,000 ● A most recent Monthly Deduction of $225 ● A Surrender Charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

Paying off your loan

You can pay off all or part of a loan any time while your Policy is In Force. Any payment received while there is a loan outstanding is first considered a loan repayment unless you instruct us that it is a premium payment. When a loan repayment is made within 21 days of a Policy Anniversary, the payment is first applied to reduce any interest outstanding and any remaining repayment balance is applied to principal. If a loan repayment is made outside of this 21 day period, the payment is allocated first to principal and then any additional amount is applied to loan interest. We reserve the right to first transfer repayments from the Loan Account to each Fixed Option up to the amount that was originally borrowed. Any excess over this amount will be transferred according to your most recent instructions. However, we will generally transfer any loan payments you make to your Investment Options according to your most recent Allocation Instructions, unless you instruct us otherwise.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see the HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section in this prospectus for details.

What happens if you do not pay off your loan?

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

● The Death Benefit Proceeds before we pay them to your Beneficiary;

● The Cash Surrender Value if you surrender your Policy.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See the VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions section in this prospectus.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

● The rate of return you expect to earn on your Investment Options;

● How long you would like to receive regular income;

● The loan interest rate that you pay on the debt;

● The amount of Accumulated Value you want to maintain in your Policy.

You can ask your financial professional for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract. While the AIO program is in effect, no unscheduled loans or withdrawals are allowed.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your financial professional for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse.

Withdrawals and loans under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see the VARIABLE LIFE INSURANCE AND YOUR TAXES section in this prospectus.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Surrendering Your Policy

You can surrender or cash in your Policy at any time it is In Force.

Here are some things you need to know about surrendering your Policy:

● You must send us your Policy and a Written Request.

● If a premium payment of over $1,000 was received within 10 business days of the surrender request, the premium amount received may be withheld from the surrender proceeds until we obtain verification the payment cleared the bank. The amount withheld will be noted on our surrender confirmation letter and a separate letter will be provided when the remainder of the proceeds are disbursed.

● We will send you the Policy’s Net Cash Surrender Value. Surrender proceeds will be paid in a single lump sum check. We may make other options available in addition to the single check option.

● Each Basic Life Coverage Layer has a 14-year Surrender Charge period.

● If you have a Basic Life Coverage Layer on your Policy that’s been In Force for less than 14 years, a Surrender Charge will apply if you surrender your Policy.

● The Surrender Charge for each Basic Coverage Life Layer is based on the Face Amount of that Basic Life Coverage Layer and the Age and Risk Class of the Insured, and the Death Benefit Option, on the date the Basic Life Coverage Layer is effective. The Maximum Surrender Charge is the sum of the Surrender Charge on each Basic Life Coverage Layer that has an associated Surrender Charge. If you increase your Policy’s Face Amount, through a Basic Coverage increase, we will send you a Supplemental Schedule of Coverage that shows the Surrender Charge factors associated with the increase.

Your Policy has an initial Surrender Charge. The Surrender Charge decreases on each Monthly Payment Date by 1/12 of the Reduction Factor until the charge becomes $0 after the End Year. The Initial Amount (the amount of the initial Surrender Charge), the Surrender Charge at the end of each Policy Year, the Reduction Factor (the amount by which the Surrender Charge is reduced) and the End Year (the last year in which a Surrender Charge is assessed) are shown in the Table of Surrender Charge Factors in your Policy Specifications.

Example

For a Policy that insures a male non-smoker, Age 55 at Policy issue, with a Policy Face Amount of $100,000

Initial Amount = $4,164.00
Reduction Factor = 0 (the Surrender Charge has a one-year level period)
End Year = 14

In Policy month 1, the Surrender Charge is: $4,164.00 ($4,164.00 – (0)

If there have been decreases in the Basic Face Amount, including decreases due to withdrawals, the applicable Surrender Charge rate will not change for that Basic Life Coverage Layer as a result of the decrease. The highest Surrender Charge rate described is the guaranteed maximum charge. We may charge less than such guaranteed maximum charge. Any lesser charge will apply uniformly to all members of the same Class.

In addition, any Basic Life Coverage Layer representing an increase in Basic Life Coverage will have associated Surrender Charge rates and Reduction Factor which will be provided in a Supplemental Schedule of Coverage. The Surrender Charge rates for any such Basic Life Coverage Layer will be effective as of the Basic Life Coverage Layer Date and as of the beginning of each Coverage Year thereafter, and will decrease in the same manner as the initial Basic Life Coverage Layer.

● There is no Surrender Charge on any Coverage Layer after 14 Policy years from the date the Coverage Layer is effective.

● We guarantee the Surrender Charge rates for any Basic Life Coverage Layer will not increase.

● If you decrease the Face Amount, the decrease will not affect your Policy’s Maximum Surrender Charge.

Example:

A male non-smoker, Age 55 is issued a policy with an initial Policy Face Amount of $100,000. In month 70, there is an increase in basic life Coverage of $250,000, for a total policy Face Amount of $350,000. The initial $100,000 is Basic Life Coverage Layer 1, and the $250,000 is Basic Life Coverage Layer 2.

In Policy month 1, the Surrender Charge is: $4,164 ($100,000 * 0.041640 – (0))

Basic Life Coverage Layer 1 Reduction Factor = 0 (the Surrender Charge has a one-year level period)

In Policy month 12, the Surrender Charge is: $4,164 ($100,000 * 0.041640 – (0))

Basic Life Coverage Layer 1 Reduction Factor = 0 (the Surrender Charge has a one-year level period)

In Policy month 70, the Surrender Charge is: $13,220.10 (($100,000 * 0.031224 – (9/12) * (416.4) + $250,000 * 0.041640 – (0))

Basic Life Coverage Layer 1 Reduction Factor = 416.4 ($100,000 * 0.031224 - $100,000 * 0.027060)

Basic Life Coverage Layer 2 Reduction Factor = 0 (the Surrender Charge has a one-year level period)

The maximum guaranteed Coverage charge on this policy is in month 70 and is $13,220.10.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Paying the Death Benefit in the Case of Suicide

If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt, withdrawals, and any benefits paid under this Policy or any riders attached to this Policy. Also see the APPENDIX: STATE LAW VARIATIONS – PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE section in this prospectus.

If you reinstate your Policy and the Insured commits suicide, while sane or insane, within two years of the latest reinstatement date, the Death Benefit Proceeds will be the sum of the premiums paid, less any benefits paid under this Policy or Riders attached to this Policy, and less the sum of any Policy loans and withdrawals taken, since the latest reinstatement date.

If the Insured commits suicide, while sane or insane, after two years from the Policy Date but within two years of any increase in Total Face Amount or, if applicable, the latest reinstatement date after any such increase, the Death Benefit Proceeds will be limited by the following adjustments:

1) Any such increase in Face Amount will be excluded;

2) Refund of the portion of Monthly Deductions associated with any such increase will be included; and

3) Premium load associated with the portion of Monthly Deductions referred to in 2) above will be included.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

● Lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated;

● Converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values;

● Amended to effect either a reduction in benefits or in the term for which Coverage would otherwise remain In Force or for which benefits would be paid;

● Reissued with any reduction in cash value; or

● Pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

● You will pay new acquisition costs;

● You may have to submit to new medical examinations;

● You may pay increased premiums because of the increased age or changed health of the Insured;

● Claims made in the early Policy Years may be contested;

● You may have to pay Surrender Charges and/or income taxes on your current Policy or contract values;

● Your new Policy or contract values may be subject to Surrender Charges; and

● If part of a financed purchase, your existing Policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing Policy or contract with those of the new Policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the sex (does not apply if Policy issued as unisex) or birth date of the Insured is stated incorrectly on your application and it is discovered on or after the death of the Insured, the Death Benefit under your Policy will be the greater of the following:

● The Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s sex and Age, or

● The Minimum Death Benefit for the correct sex and birth date.

In addition, when a misstatement is discovered on a Policy that is In Force we will not recalculate the Accumulated Value, but we will use the correct sex and birth date of the Insured in calculating future Monthly Deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time or if the Policy was procured by fraud. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code unless an interest in the Policy was transferred for valuable consideration, including in a reportable policy sale, as defined in Section 101(a)(3)(B).

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

● In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

● You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy or collaterally assigning the Accumulated Value.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

● Substandard risk policies;

● Life insurance policies that continue Coverage beyond Age 100, or other advanced ages;

● Certain features available to you, either in the Policy or in an attached rider.

We intend to follow the safe harbor guidance provided by the IRS in Revenue Procedure 2010-28, 2010-10 I.R.B. 270 on the statutory definition of life insurance contracts that continue beyond age 100, however, the guidance did not address all issues that may impact a contract at these later ages. You should consult your tax advisor, as there may be tax consequences.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the Separate Accounts supporting the Policy must be considered to be owned by the insurance company and not by the Policy Owner. If a Policy Owner is treated as having control over the underlying assets, the Policy Owner will be taxed currently on income and gains from the account and in such a case of “investor control” the Policy Owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the SAI.

Policy Exchanges

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange under Section 1035 of the Code and, if so, will not result in the recognition of gain or loss unless you no longer have a substantial family, business, or financial relationship with the Insured. In that case, the exchange of the Policy is considered a reportable policy sale that may result in current taxation of any gain in the Policy at the time of the sale and also subject a portion of the Death Benefit to taxation. If the Policy Owner or the person Insured by the Policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. This may include the transfer or sale of any entity or business that owns a Policy. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

● Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006, may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

● Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

● Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

● Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect Beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the Policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

● $1,000 in the first year

● $2,000 through the first two years

● $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

● You are at least 59½ years old;

● You are receiving an amount because you have become disabled;

● You are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the Tax Cuts and Jobs Act of 2017, the federal estate tax exemption amount has been temporarily increased to $10,000,000 per person (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2021, the indexed exemption amount is $11,700,000. In 2026, the federal estate tax exemption amount is scheduled to revert to $5,000,000 per person (indexed for inflation for years after 2011).

Optional Policy Benefits and Riders

Riders providing Accelerated Death Benefits

If you exercise a Rider that accelerates the Death Benefit under the Policy in connection with certain chronic or terminal illnesses, the amounts received under the Rider may qualify for favorable tax treatment under Section 101(g) of the Tax Code.

However, benefits under the Rider that are paid to someone other than a person Insured by the Policy will be taxed if either Insured:

● Is a director, officer or employee of the person receiving the benefit, or

● Has a financial interest in a business of the person receiving the benefit.

Payment of an accelerated death benefit will reduce the Death Benefit, associated cost of insurance charges, and other values under the Policy. Further, the premium limitations and Death Benefits required for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Benefits paid by accelerating the Policy’s Death Benefit may qualify for favorable tax treatment under Section 101(g) of the Tax Code. Tax treatment of an accelerated death benefit due to terminal illness depends on your life expectancy at the time benefits are accelerated.

Accelerated death benefit payments received due to a chronic illness may be taxable in certain situations, such as when benefit payments are made from multiple policies or when benefit amounts exceed certain IRS limitations (referred to as “per diem” limitations).

Pacific Life cannot determine the taxability of benefit payments. Tax laws relating to accelerated death benefits are complex. Receipt of accelerated death benefits may affect eligibility for public assistance programs such as Medicaid. Clients are advised to consult with qualified and independent legal and tax advisors for more information prior to receiving benefits.

Income payments from Net Cash Value or Death Benefit Proceeds

Your Policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

● The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit;

● The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, institutional products, mutual funds, broker-dealer operations, and investment and advisory services.

We were originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. On September 1, 2005, Pacific Life changed from a California corporation to a Nebraska corporation. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these Accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, including the Fixed Options and Indexed Fixed Options, except for those held in our Separate Accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit at least the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our obligations under the Policy which include the Death Benefit and other benefits provided under any rider, are paid from the General Account. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options and Indexed Fixed Options are not securities, so they do not fall under any securities act. However, other federal securities laws will apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies and any other policies supported by the Separate Account.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a corresponding Fund.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep assets in the Separate Account equal to the reserves and policy liabilities (i.e. amounts at least equal to the aggregate Variable Account Value) sufficient to pay obligations under the insurance policies funded by the Separate Account and may only transfer to the General Account assets of the Separate Account which exceed such reserves and Policy liabilities. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any Fund that the Separate Account or any Variable Account holds or buys.

We can substitute shares of one Fund with shares of another Fund if:

● Any Fund is no longer available for investment; or

● Our management believes that a Fund is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also cease offering any of our Variable Accounts if we believe marketing, tax, or investment conditions warrant it. If we cease offering any Variable Account, we will provide any required notice or receive any required approval from Policy Owners or the SEC, as applicable.

If we make any changes to Variable Accounts or substitution of Funds, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

● Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws (the Separate Account’s current form is a unit investment trust);

● Register or deregister the Separate Account under the Investment Company Act (the Separate Account is currently registered);

● Combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts;

● Combine one or more Variable Accounts;

● Create a committee, board or other group to manage the Separate Account;

● Change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding Fund. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the Fund held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any Fund we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any Fund held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the Fund(s) held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

● Would change a Fund’s investment objective or subclassification;

● Would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a Fund’s investment policy, investment adviser or Fund manager if:

● Our disapproval is reasonable;

● We determine in good faith that the change would be against state law or otherwise be inappropriate, considering the Fund’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their financial professionals who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual financial professional who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

● 100% of premiums paid up to the first target premium;

● 2% of premiums paid thereafter.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the sex (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium is generally derived relative to the seven-pay premium at issue. Before you buy a Policy, you can ask us or your financial professional for a personalized Illustration that shows you the seven-pay premium.

Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your financial professional and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt, or starting on the 7th Policy Anniversary, an annual target premium renewal commission of up to 2%. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 45% of premiums paid up to the first target premium, but generally does not exceed 1.50% of commissions paid on premium thereafter. Such additional compensation may give Pacific Life greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited financial professionals and other employees, payments for travel expenses, including lodging, incurred by financial professionals and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, or promotions in which participating firms and their salespersons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to financial professionals of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and financial professional market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your financial professional or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your financial professional about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to waive or reduce some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, financial professionals and employees of broker/dealers with a current selling agreement with us and their affiliates, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Policies owned by Eligible Persons. If such Policies are purchased directly through Pacific Select Distributors, LLC (PSD), Eligible Persons will not be afforded the benefit of services of any other broker/dealer and will bear the responsibility of determining whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate, taking into consideration age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and other relevant information. In addition, Eligible Persons who purchased their Policy through PSD, must contact us directly with servicing questions, Policy changes and other matters relating to their Policies.

The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Fund managers of the underlying Funds available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the Funds and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Legal Proceedings and Legal Matters

In the ordinary course of business, we, like other insurance companies, are subject to various legal proceedings (including class actions). It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding, however, at the present time, we believe that we, the Separate Account, and PSD are not involved in any legal proceeding that would have a material adverse effect on the Separate Account, the ability of PSD to perform its duties as distributor, or on our ability to meet our obligations under the Policy.

Financial Statements

Pacific Life’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling (800) 347-7787 or by sending an email request to PolicyService@PacificLife.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks to achieve long-term capital appreciation.	DFA VA International Small Portfolio Institutional Class ; Dimensional Fund Advisors, LP	0.40%	8.30%	5.56%	3.18%
Achieve a stable real return in excess of the rate of inflation with a minimum of risk.	DFA VA Short-Term Fixed Portfolio Institutional Class ; Dimensional Fund Advisors, LP	0.12%	2.95%	0.74%	0.59%
Seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index.	Fidelity® VIP Bond Index Portfolio Initial Class ; Fidelity Management & Research Company LLC	0.14%	5.47%	0.91%	-
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Service Class ; Fidelity Management & Research Company LLC	0.37%	4.79%	1.66%	1.05%
Seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets.	Fidelity® VIP International Index Portfolio Initial Class ; Fidelity Management & Research Company LLC	0.17%	16.16%	7.17%	-
Seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks.	Fidelity® VIP Total Market Index Initial Class ; Fidelity Management & Research Company LLC	0.12%	26.07%	15.01%	-
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Sustainable Equity Portfolio Class I ; Neuberger Berman Investment Advisers LLC	0.90%	26.90%	13.97%	9.99%

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Pacific Select Fund Equity Index Portfolio Class P ; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.08%	26.19%	15.61%	11.94%
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Growth Portfolio Class P ; Pacific Life Fund Advisors LLC	0.58%[1]	17.90%	N/A	N/A
Seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social, and governance (“ESG”) criteria.	Pacific Select Fund ESG Diversified Portfolio Class P ; Pacific Life Fund Advisors LLC	0.60%[1]	16.01%	N/A	N/A
Seeks a high level of current income.	Pacific Select Fund Floating Rate Income Portfolio Class P ; Pacific Life Fund Advisors LLC (Aristotle Pacific Capital LLC)	0.71%	13.76%	5.98%	4.39%
Seeks to provide capital appreciation.	Pacific Select Fund Hedged Equity Portfolio Class P ; Pacific Life Fund Advisors LLC (JPMorgan Investment Management, Inc.)	0.70%	15.92%	N/A	N/A
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Inflation Managed Portfolio Class P ; Pacific Life Fund Advisors LLC (Pacific Investment Management Company LLC)	0.54%	3.88%	3.38%	2.43%
Seeks high, long-term growth of capital.	Pacific Select Fund Pacific Dynamix – Aggressive Growth Portfolio Class P ; Pacific Life Fund Advisors LLC	0.39%[1]	N/A	N/A	N/A
Seeks current income and moderate growth of capital.	Pacific Select Fund Pacific Dynamix – Conservative Growth Portfolio Class P ; Pacific Life Fund Advisors LLC	0.39%[1]	11.91%	N/A	N/A

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Seeks moderately high, long-term growth of capital with low, current income.	Pacific Select Fund Pacific Dynamix – Growth Portfolio Class P ; Pacific Life Fund Advisors LLC	0.39%[1]	17.22%	N/A	N/A
Seeks long-term growth of capital and low to moderate income.	Pacific Select Fund Pacific Dynamix – Moderate Growth Portfolio Class P ; Pacific Life Fund Advisors LLC	0.39%[1]	15.27%	N/A	N/A
Seeks investment results that correspond to the total return of an index of small-capitalization companies.	Pacific Select Fund Small-Cap Index Portfolio Class P ; Pacific Life Fund Advisors LLC (BlackRock Investment Management, LLC)	0.40%	16.43%	9.55%	6.77%
Seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.	Vanguard VIF Global Bond Index Portfolio ; The Vanguard Group, Inc.	0.13%	6.52%	0.99%	-
Seeks to provide a high level of current income.	Vanguard VIF High Yield Bond Portfolio ; Wellington Management Company LLP	0.24%	11.66%	5.13%	4.34%
Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard VIF Mid-Cap Index Portfolio ; The Vanguard Group, Inc.	0.17%	15.83%	12.56%	9.27%
Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard VIF Real Estate Index Portfolio ; The Vanguard Group, Inc.	0.26%	11.70%	7.18%	7.29%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Allowable Investment Options
Currently, all available Investment Options are allowable Investment Options for rider purposes.

We may add or remove allowable Investment Options at any time. We have the right to significantly reduce the number of allowable Investment Options even to a single conservative Investment Option. Our right to add or remove allowable Investment Options may limit the number of Investment Options that are otherwise available to you under the Policy. Please discuss with your financial professional if this Policy is appropriate for you given our right to make changes to the allowable Investment Options.

We may make such a change due to a Fund reorganization, Fund substitution, Fund liquidation, or to help protect our ability to provide the guarantees under the Rider (for example, changes in an underlying Fund’s investment objective and principal investment strategies, or changes in general market conditions). If such a change is required, we will provide you with reasonable notice (generally 90 calendar days) prior to the effective date of such change to allow you to reallocate your Accumulated Value.

APPENDIX: STATE LAW VARIATIONS

Certain Policy features described in this Prospectus may vary or may not be available in your state. The state in which your Policy is issued governs whether or not certain features, Riders, charges or fees are available or will vary under your Policy. These are all the material state variations, and they will be reflected in your Policy and in Riders or Endorsements to your Policy. See your financial professional or contact us for specific information that may be applicable to your state.

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds Age 60 or older, you may return this policy within 30 days of policy delivery.1

For policies issued as an internal replacement in Michigan or Pennsylvania, you may return this policy within 45 days of policy delivery.

For policies issued in Florida, you may return this policy within 14 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

The table below shows which states do or do not require refund of premiums paid.

Return of Premium	Return of Accumulated Value + Loads + Charges[1]
FL; SC; SD	AK; AL; AR; AZ; CA; CO; CT; DC; DE; GA; HI; IA; ID; IL; IN; KS; KY; LA; MA; MD; ME; MI; MN; MO; MS; MT; NC; ND, NE; NH; NJ; NM; NV; OH; OK; OR; PA; RI; TN; TX; UT; VA; VT; WA; WI; WV; WY

1 In California, for ages 60+ and if we've not received a Written Request for immediate investment in variable options, premium is returned for a free look surrender.

TIMING OF PAYMENTS, FORMS AND REQUESTS

For Policies issued in California, Florida, and South Dakota, the additional annual interest rate for Death Benefit Proceeds delayed for more than 31 calendar days is the following:

California: 1%

Florida: The Moody’s Corporate Bond Yield Average – Monthly Average Corporate rate which may vary.

South Dakota: 4%

WITHDRAWALS, SURRENDERS AND LOANS

Taking Out a Loan

For Policies issued in Florida, there is no minimum loan amount required.

YOUR INVESTMENT OPTIONS

Fixed Options

For policies issued in Florida, we reserve the right to limit the amount allocated to the General Account (which includes Fixed Account 1 and the Fixed LT Account) to $100,000 per policy.

OPTIONAL RIDERS AND BENEFITS

Premier Living Benefits Rider 2

Rider Terms

For policies issued in Florida, the following applies:

All references to the term “Chronically Ill Individual” are referred to as “an Individual with Chronic Illness”.

For policies issued in California, the following applies:

The Insured may certify that they have more than one Chronic Illness and may submit a Notice of Claim for more than one certified Chronic Illness.  The Certification of Illness must be renewed every twelve-months and any new certification may certify the same Chronic Illness that was identified in any prior certification.

The Insured has the right to request an additional opinion of their condition if the Licensed Health Care Practitioner determines that they Insured does not have a Chronic Illness and the Licensed Health Care Practitioner who provided the initial option of the Insured’s condition did not personally examine the Insured prior to providing their opinion.

All references to the term “Chronically Ill Individual” are referred to as “an Individual with Chronic Illness”.

All references to the term “Benefit Form” are referred to as “Claim Form”.

All references to the term “Request for Benefits” are referred to as “Notice of Claim”.

All references to the term “Benefit Form” are referred to as “Claim Form”.

All references to the term “Accelerated Death Benefit Payment Notice” are referred to as “Accelerated Death Benefit Payment Statements”.

Additional and/or revised Rider Terms apply including but not limited to:

Appeals – within 60 days of our decision, the Owner may appeal our decision and request reconsideration of the claim, In Writing, if the Owner and/or Insured disagrees with our decision regarding a Notice of Claim.

Chronic Illness - a medical condition where the Insured has received a Certification of Illness certifying the Individual with Chronic Illness has either of the following:

● Impairment in performing at least two out of six Activities of Daily Living due to a loss of functional capacity to perform the activity; or

● Impairment of cognitive ability, meaning the Insured needs Substantial Supervision due to Cognitive Impairment.

 Election of Benefit Proceeds – you may elect the Chronic Illness Benefit payment as Chronic Illness Lump Sum Proceeds, as Annual Benefit Proceeds or as Monthly Benefit Proceeds.

Entire Contract – this Rider, Rider Specifications and features, the Policy, Policy Specifications and features, and any forms attached thereto, including any Applications, Supplemental Schedules of Coverage, endorsements, benefits, or riders, and all additional Policy information sections added to the Policy are a contract between you and us. Only our President, Chief Executive Officer or Secretary is authorized to change this contract or extend the time for paying premiums.

Free Look Right – you may cancel this Rider within 30 days after you receive it, at which time this Rider will be deemed void from the beginning.

Incontestability – we will not contest this rider after it has been in effect, during the lifetime of the Eligible Insured, for two years after its Effective Date. We may only contest the Rider based on a statement made in the application for this Rider if such statement is attached to the Policy and if the statement was material to the risk accepted or the hazard assumed by us.  We will not contest this Rider as to the statements contained in an application for reinstatement after it has been in effect for a period of two years after the effective date of reinstatement.

Per Diem Limitation – declared annually by the Internal Revenue Service and is used in the calculation of the Chronic Illness Benefit Proceeds.

Physical Examination(s) – conducted by a Licensed Health Care Practitioner or Licensed Physician.  Physical Examination of the Individual with Chronic Illness may be required by us, at our expense, during the pendency of a claim and, where permitted by law, to make an autopsy in case of death.

Physician – as defined in Section 1861®(1) of the Social Security Act, a physician who is licensed and residing in the United States.  A Physician does not include the Owner, the Insured or an Immediate Family Member and is independent of us.

Proof of Loss –a completed Claim Form and documentation that establishes the occurrence of a qualifying even within 90 days after the Insured receives that documentation must be sent to us from the Insured.

Severe Cognitive Impairment –a loss or deterioration in the Insured’s intellectual capacity that is: (a) comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the Insured’s (i) short or long-term memory; (ii) orientation as to person, people, places, and time; and (iii) deductive or abstract reasoning.

Timely Payment of Claims – payment of Accelerated Death Benefit proceeds is delayed thirty-one (31) calendar days after the Benefit Date, we will pay Death Benefit Proceeds Additional Interest which will be applied to the Accelerated Death Benefit proceeds beginning on the 31st calendar day, to each Benefit Payment Date.

PAYING THE DEATH BENEFIT IN THE CASE OF SUICIDE

Suicide Exclusion

For policies issued in Colorado, Minnesota, Missouri, or North Dakota, the suicide exclusion period is one year.

WHERE TO GO FOR MORE INFORMATION

You will find additional information about the Policy and Pacific Select Exec Separate Account in the Statement of Additional Information (“SAI”) dated July 23, 2024. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge, upon request, by calling (800)347-7787, or you can view it online at https://www.pacificlife.com/home/products/life-insurance/variable-universal-life-insurance/prospectuses-and-other-reports.html. Reports and other information about Pacific Select Exec Separate Account are available on the SEC website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

You may contact us at the number below to request information or make inquiries about the Policy.

If you ask us, we will provide you with one or more Illustrations. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company P.O. Box 2030
Omaha, Nebraska 68103-2030

(800) 347-7787
6 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for Variable transaction requests (transfers, allocation changes, rebalancing) and also Policy loans at:

(866) 398-0467
Transactions@pacificlife.com

PREMIUM PAYMENTS
Unless you receive premium notices via list bill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

EDGAR Contract No. C000248266

STATEMENT OF ADDITIONAL INFORMATION

July 23, 2024

PACIFIC PROTECTOR PLUS VUL

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Protector Plus VUL is a flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated July 23, 2024, which is available without charge upon written or telephone request to Pacific Life or at www.PacificLife.com. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 2030

Omaha, NE 68103

(800) 800-7681

i

GENERAL INFORMATION AND HISTORY

How We Are Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance policies could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, Pacific Life has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we

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increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● You must have at least $5,000 in a Variable Investment Option to start the service.

● We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

● We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.

● We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

● We have the right to discontinue, modify or suspend the service at any time.

● We will keep making transfers at the intervals you have chosen until one of the following happens:

● the total amount you have asked us to transfer has been transferred

● there is no more Accumulated Value in the Investment Option you are transferring from

● your Policy enters the Grace Period and is in danger of lapsing

● we receive your Written Request to cancel the service

● we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by completing a request form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you chose.

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● You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options and Indexed Fixed Options are not included in portfolio rebalancing.

● We will not make the first transfer until after the Free Look Transfer Date, if your Policy was issued in a state that requires us to return your premiums if you exercise your Free Look Right.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

● We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make transfers from the Fixed Account to the Variable Investment Options during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

● You enroll in the service when you apply for your Policy using the New Business Variable Life Optional Services form.

● You choose amounts to be transferred for 12 months from the payment date.

● Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

● If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

● If program ends during the second Policy Year, we will not count it toward the usual one transfer per year for the Fixed Account.

● If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

● If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

● We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from any available Fixed Options to the Variable Investment Options. Here is how the service works:

● You can set up this service at any time while your Policy is In Force.

● You enroll in the service by sending us a Written Request. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

● If you cancel this service, you must wait 30 days to begin it again.

● We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

● We can discontinue, suspend or change the service at any time.

● Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

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WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

● You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

● You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit option in order to maximize your income.

● You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

● If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

● The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 12%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

● If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

● If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 12%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

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We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. We will provide notice if the Policy’s Accumulated Value less Policy Debt is not enough to pay the total monthly charge and will provide a Grace Period. The Grace Period allows you to pay sufficient premium to keep your Policy In Force and prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE INFORMATION ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 70. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher Death Benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2017 Commissioners Standard Ordinary Mortality Tables (sex blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and sex of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later Evidence of Insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be increased by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Cost of Insurance

Increases in Face Amount may be requested under the Policy and any increase will create a new Coverage Layer. As described in the prospectus under YOUR POLICY’S ACCUMULATED VALUE, for Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0008295, and subtract the Accumulated Value in the base Policy at the beginning of the month before

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the monthly charge is due to determine the total Net Amount At Risk for all Coverage Layers. We then prorate the Net Amount At Risk for each Coverage Layer in the same proportion that the Face Amount of each Coverage Layer bears to the Total Face Amount for all Coverage Layers. The Net Amount At Risk for each Coverage Layer is multiplied by the current cost of insurance rate for that Coverage Layer.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the Separate Accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy Owner. Under current U.S. tax law, if a policy Owner has excessive control over the investments made by a separate account, or the underlying Fund, the policy Owner will be taxed currently on income and gains from the account or Fund. In other words, in such a case of “investor control” the policy Owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying Fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to Funds that are available to the general public, the number of transfers that a policy Owner may make from one Investment Option to another, and the degree to which a Policy Owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the Funds satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

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The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. You may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Fund(s) must be made by the portfolio manager for such Fund in his or her sole and absolute discretion, and not by the Policy Owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Fund such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax advisor with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON THE POLICIES

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our subsidiary, acts as the distributor of the Policies. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. Currently, the offering is on a continuous basis.

Because this Policy was not offered before 2024, PSD was not paid any underwriting commissions with regard to this Policy.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. More information on commissions paid to broker-dealers is in the ABOUT PACIFIC LIFE – Distribution Arrangements section in the Prospectus.

We and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers.

As of December 31, 2023, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: AIG, Equitable Advisors LLC, Benefit Funding, CBIZ, Cadaret Grant & Co Inc, Cambridge Inv Research Inc, Capital Investment Group, Cetera Advisors LLC, Cetera Advisors Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Commonwealth Financial Network Equity, CPS Financial & Insurance Services Inc, CUSO Financial Services LP, FAS CORP, First Allied Sec Inc,

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FSC Securities Corp, First Heartland Capital Corporation, Futurity First Insurance, Independent Financial Group, Kestra Investment Services LLC, Linsco Private Ledger Corp, Lion Street Financial LLC, M Holdings Securities, Next Financial Group Inc, PensionMark Securities LLC, P J Robb Variable Corp, ProEquities, Prudential Annuities Distributor Inc, Royal Alliance, Sagepoint Financial Inc, Saybrus Equity Svcs Inc, Securian Financial Services, Securities America, Simplicity Financial Investment Services Inc, Sorrento Pacific Financial LLC, The Huntington Investment Company, The Leaders Group, Transamerica Financial, Triad Advisors Inc., United Planners, Western International Securities, Woodbury Financial Services, and World Equity Group.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other Investment Options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a Fund or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a Fund has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the Fund from the day the Fund started operating.

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Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying Funds based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the Fund(s) will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

● other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria.

● the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration.

● various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of Pacific Life as of December 31, 2023 and for each of the periods presented are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-05563 filed with the SEC on April 9, 2024. Pacific Life’s statutory basis financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 are incorporated by reference to the Variable Account’s Form N-VPFS, File No. 811-05563 filed with the SEC on April 9, 2024. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life Insurance Company as of December 31, 2023 and for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-05563 filed with the SEC on April 9, 2024, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of Pacific Life Insurance Company as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report incorporated by reference in the Statement of Additional Information and appearing in the Variable Account’s Form N-VPFS, File No. 811-05563 filed with the SEC on April 9, 2024, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 15-53247-00